[Logo of Huntington Funds]

Huntington Global Select
Markets Fund (“Fund”)

A Portfolio of The Huntington Funds (“Trust”)

PROSPECTUS

December 28, 2009

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CLASS A SHARES
(HGSAX)

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INSTITUTIONAL SHARES
(HGSIX)

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The Securities and Exchange Commission ("SEC") has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

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Not A Deposit * Not FDIC Insured * May Lose Value * No Bank Guarantee
Not Insured By Any Government Agency

The Huntington Funds

Table of Contents

Fund Summary

3 Investment Objective

3 Fees and Expenses

4 Principal Investment Strategy

5 Principal Investment Risks

6 Performance

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6 Investment Advisor and Portfolio Manager

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6 Purchasing and Redeeming Shares

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7 Dividends, Capital Gains and Taxes

7 Payments to Broker-Dealers and Other Financial Intermediaries

Additional Investment Strategies

8

Investment Practices

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9

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Principal Risks

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13

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Shareholder Information

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17 Distribution of the Fund

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18 Distribution Plan (Rule 12b-1 Fees)

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19 Sales Charges

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20 Pricing Shares

22 Purchasing Shares

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24 Exchanging Shares

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25 Redeeming Shares

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27 Portfolio Holdings Information

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More About the Huntington Funds

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28 Management of the Trust

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28 Fees Paid To Advisor and Affiliates

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28 Advisory Services

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29 Dividends and Distributions

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29 Tax Consequences

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30 Financial Information

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Fund Summary

Investment Objective

The Fund’s investment objective is to seek total return.

Fees and Expenses

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This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and members of your household invest, or agree to invest in the future, at least $50,000 in Huntington Funds. More information about these and other discounts is available from your financial professional and in the “Sales Charge” section at page 19 of this prospectus and “Other Purchase Information -- Sales Charge Reductions/Waivers (Class A Shares)” at pages 47-48 of the Fund’s statement of additional information.

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Shareholder Fees (fees paid directly from your investment)	Institutional Shares	Class A Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	4.75%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Institutional Shares	Class A Shares
Management Fees	1.00%	1.00%

Distribution (12b-1) Fees	N/A	0.25%

Other Expenses (including shareholder services fee)	0.95%	0.95%

Acquired Fund Fees and Expenses	0.01%	0.01%

Total Annual Fund Operating Expenses	1.96%	2.21%

Fee Waivers and/or Expense Reimbursements(1)	(0.05)%	(0.05)%

Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	1.91%	2.16%

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(1) The Advisor has contractually agreed to waive all or a portion of its investment advisory fee and/or reimburse certain operating expenses of the Fund to the extent necessary in order to limit the Fund’s Institutional Shares and Class A Shares total annual fund operating expenses (after the fee waivers and/or expense reimbursements, and exclusive of acquired fund fees and expenses, brokerage costs, interest, taxes and dividends, and extraordinary expenses) to not more than 1.90% and 2.15%, respectively, of the Fund’s daily net assets through December 27, 2010. While the Advisor does not anticipate terminating this arrangement prior to December 27, 2010, this arrangement may only be terminated prior to this date with the agreement of the Fund's Board of Trustees. Amounts waived or reimbursed in the contractual period may be recouped by the Advisor within three years of the waiver and/or reimbursement to the extent that recoupment will not cause the Fund’s Institutional Shares and Class A Shares total annual fund operating expenses (exclusive of acquired fund fees and expenses, brokerage costs, interest, taxes and dividends, and extraordinary expenses) to exceed 1.90% and 2.15%, respectively, of the Fund’s daily net assets.

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Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

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	1 Year	3 Years
Institutional Shares	$194	$610
Class A Shares	$684	$1,129

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You would pay the following expenses if you did not redeem your shares:

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	1 Year	3 Years
Institutional Shares	$194	$610
Class A Shares	$684	$1,129

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Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. As this is the Fund’s first fiscal year, the portfolio turnover rate is not available.

Principal Investment Strategy

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The Fund pursues its investment objective by investing in equity and fixed income securities (including real estate investment trusts) in the United States and in developed and emerging markets throughout the world. The proportions of the Fund’s assets invested in each type of security (which, for each security type may, at any particular time, range from 0% to 100%) vary based on Huntington Asset Advisors, Inc.’s (the “Advisor”) interpretation of economic conditions and underlying securities values. The Advisor normally allocates the Fund’s investments across different countries and regions, and under normal market conditions, the Fund invests significantly (at least 40% -- unless market conditions are not deemed favorable by the Advisor, in which case the Fund invests at least 30%) in securities of issuers based outside the United States.

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The Advisor will employ continuous “top-down” macro economic analysis to identify those countries believed to have the best prospects for sustainable growth. A “bottom up” process will then identify securities expected to provide superior risk-adjusted returns in those countries. By investing in equities and fixed income securities in developed and emerging markets, the Fund seeks to moderate volatility compared to investing solely in emerging market equities. The Fund has no maturity restrictions on the fixed income securities in which it invests.

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The Advisor may also use various techniques, such as buying and selling futures contracts and exchange traded funds (“ETFs”), to increase or decrease the Fund’s exposure to changing security prices, interest rates or other factors that affect security values. In addition, in limited circumstances the Advisor may, in order to help the Fund manage its exposure to changes in the value of the U.S. dollar relative to other currencies, enter into derivatives contracts in which a foreign currency is an underlying asset. In addition, the Fund may invest up to 20% of its assets in lower quality fixed income securities (also known as junk bonds) -- i.e., securities which at time of purchase are not rated in one of the four highest categories by a U.S. nationally rated statistical rating organization (or, if unrated, are not determined by the Advisor to be of a quality comparable to a security rated within the four highest rating categories).

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The Fund is non-diversified, which means that it can invest a greater percentage of its assets in any one issuer than a diversified fund.

Principal Investment Risks

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All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The primary factors that may reduce the Fund’s net asset value (“NAV”) and returns include:

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Global Intervention and Extreme Volatility: Governments and their agencies may take legislative or regulatory actions that affect the securities in which the Fund invests, the issuers of such securities or the Fund itself, in a manner which could limit or preclude the Fund’s ability to achieve its investment objective.

Market Risk: The value of equity securities in the Fund’s portfolio will fluctuate and, as a result, the Fund’s share price may decline suddenly or over a sustained period of time.

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Manager Risk: The Advisor’s selection of securities for the Fund may cause the Fund to underperform similar funds or relevant benchmarks.

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Non-Diversification Risk: The Fund may invest a higher percentage of its assets among fewer issuers of portfolio securities. This increases the Fund’s risk by magnifying (positively or negatively) the impact that any one issuer has on the Fund’s share price and performance.

Equity Securities Risk: The price of equity securities in the Fund’s portfolio will fluctuate based on changes in a company’s financial condition and on market and economic conditions.

Credit Risk: Issuers of securities in which the Fund invests may have their credit ratings downgraded or may default in the payment of principal or interest on the securities, which would cause the Fund to lose money.

Counterparty Risk: The counterparty to an OTC derivatives contract, the borrower of the Fund’s securities under a securities lending contract or a guarantor of a fixed income security held by the Fund may be unable or unwilling to honor its obligations under the contract or guarantee, which would cause the Fund to lose money.

Currency Risk: Securities denominated in foreign securities may be adversely affected by changes in currency rates and by substantial currency conversion costs.

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Interest Rate Risk: Prices of fixed income securities generally fall when interest rates rise.

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Liquidity Risk: Liquidity risk refers to the possibility that the Fund may not be able to sell a security when it wants to, which could cause the Fund to continue to hold the security and thereby incur a loss.

Non-Investment Grade Securities Risk: Fixed income securities rated below investment grade generally entail greater interest rate, liquidity and credit risks than investment grade securities.

Foreign Investment Risk: Foreign, economic, political or regulatory conditions may be less favorable than those of the United States.

Emerging Country Risk: Securities issued or traded in emerging markets generally entail greater risks than securities issued or traded in developed markets.

Foreign Custodial Services Risk: Foreign custodial services are generally more expensive than in the United States. In addition, because the procedures for settling securities transactions in foreign markets differ from those in the United States, it may be more difficult for the Fund to make intended purchases and sales of securities in foreign countries.

Derivative Contracts and Hybrid Investments Risks: Derivatives contracts and hybrid instruments involve risks different from, and possibly greater than, traditional investments, including valuation and tax issues, increased potential for losses and/or costs to the Fund, and interest rate, credit, currency, liquidity and leverage risks.

Hedging: When a derivative contract is used as a hedge against an opposite position that the Fund holds, any loss on an underlying security (or position) should be substantially offset by gains on the hedged investment, and vice versa. Because, however, it may not always be possible to perfectly offset one position with another, there is no assurance that the Fund’s hedging transactions will be effective.

Leverage Risk: Leverage risk is created when an investment company exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund’s risk of loss and potential for gain.

Market Price Variance (ETFs) Risk: There may be times when the market price and NAV of an ETF may vary significantly, and because the Fund buys and sells ETFs at market price, it may pay more than NAV when buying an ETF, and receive less than NAV when selling an ETF. In addition, the Fund incurs certain transaction costs in purchasing and selling ETFs in the secondary market.

Mid/Small Cap Stock Risk: Because the smaller companies in which the Fund may invest may have unproven track records, a limited product or service base and limited access to capital, they may be more likely to fail than larger companies.

Real Estate/REIT Risk: The Fund’s investments in REITs are subject to the same risks as direct investments in real estate. The real estate industry is particularly sensitive to economic downturns. The value of REITs and other real estate-related investments is sensitive to changes in real estate values and rental income, property taxes, interest rates, tax and regulatory requirements, overbuilding, extended vacancies of properties and the issuer’s management skills. In the event of a default by an underlying tenant or borrower, a REIT could experience delays in enforcing its rights as a lessor or mortgagee and may incur substantial costs associated with protecting its investments. In addition, the value of a REIT can depend on the structure of and cash flow generated by the REIT. Also, REITs may have limited financial resources, may trade less frequently and in limited volume and may be more volatile than other securities.

For more information, please see “Principal Risks” elsewhere in this prospectus.

Performance

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A performance bar chart and total return information for the Fund will be provided after the Fund has been in operation for a full calendar year. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information will be available at www.huntingtonfunds.com, or by calling 1-800-253-0412.

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Investment Advisor and Portfolio Manager

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The Fund’s investment advisor is Huntington Asset Advisors, Inc. Paul Attwood, Vice President of the Advisor, has served as the Fund’s portfolio manager since December 28, 2009.

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Purchasing and Redeeming Shares

The minimum initial purchase for the Fund’s Class A Shares and Institutional Shares is $1,000. For Class A Shares, the minimum subsequent investment is $50; for Institutional Shares the minimum subsequent investment is $500. For both Class A Shares and Institutional Shares, the minimum initial and subsequent investment through the Systematic Investment Program (“SIP”) is $50.

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Shares may be purchased by calling your investment professional or directly from the Trust at (800) 253-0412; by check payable to the Huntington Global Select Markets Fund and applicable Share class (e.g., Huntington Global Select Markets Fund -- Class A Shares) (Mail to The Huntington Funds, P.O. Box 6110, Indianapolis, IN 46206-6110); or by Federal funds wire (Huntington National Bank NA, ABA #044000024, Huntington Fund, Account #01892228947, Shareholder Name, Shareholder Account Number). Redeem on any business day when the New York Stock Exchange is open by telephone at (800) 253-0412, or by calling your Investment Professional; or by mail (The Huntington Funds, P.O. Box 6110, Indianapolis, IN 46206-6110). You may receive redemption proceeds by wire (wire transfer fees may apply), by electronic bank transfer or by check. Sales charges may apply to purchase or redemption of Shares.

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Dividends, Capital Gains and Taxes

The Fund declares and pays dividends on investment income, if any, annually. The Fund intends to distribute substantially all of its net investment income (including net realized capital gains and tax-exempt interest income, if any) to shareholders at least annually. Unless otherwise exempt, shareholders are required to pay federal income tax on any dividends and other distributions, including capital gains distributions received.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

Additional Investment Strategies

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The Fund’s investment objective is to seek total return. This objective may not be changed without shareholder approval.

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Investment in Securities of Other Investment Companies

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The Fund may invest its assets in securities of other investment companies (“Acquired Funds”), including ETFs and the securities of affiliated money market funds, as an efficient means of carrying out its investment policies and managing its uninvested cash. The Fund’s shareholders indirectly bear the expenses of the Acquired Funds in which the Fund invests, and these expenses are reflected in the caption “Acquired Fund Fees and Expenses” contained in the Fees and Expenses Table in the Fund Summary. The Fund’s indirect expense reflected in the table is based upon the average allocation of the Fund’s investment in the Acquired Funds and upon the actual total operating expenses of the Acquired Funds from their most recent shareholder reports (including any current waiver) for the fiscal year ended December 31, 2009. Actual Acquired Fund expenses incurred by the Fund may vary with changes in the allocation of the Fund’s assets among the Acquired Funds and with other events that directly affect the expenses of the Acquired Funds.

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Investment Practices

The Fund invests in a variety of securities and employs a number of investment techniques. Each security and technique involves certain risks. The following describes the principal securities and techniques the Fund uses. Equity securities are subject mainly to market risk. Fixed-income securities are subject primarily to market, credit and prepayment risk. A more complete discussion of risk is contained under “Principal Risks” elsewhere in this prospectus. You may also consult the SAI for more details about these and other securities in which the Fund may invest.

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Equity Securities: Equity securities (stocks) represent a share of an issuer’s earnings and assets, after the issuer pays its liabilities. The Fund cannot predict the income it will receive from equity securities because issuers generally have discretion as to the payment of any dividends or distributions. However, equity securities offer greater potential for appreciation than many other types of securities, because their value increases directly with the value of the issuer’s business. The following describes the principal types of equity securities in which the Fund may invest.

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Common Stocks: Common stocks are the most prevalent type of equity security. Common stocks receive the issuer’s earnings after the issuer pays its creditors and any preferred stockholders. As a result, changes in an issuer’s earnings directly influence the value of its common stock.

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Preferred Stocks: Preferred stocks have the right to receive specified dividends or distributions before the issuer makes payments on its common stock. Some preferred stocks also participate in dividends and distributions paid on common stock.

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Preferred stocks may also permit the issuer to redeem the stock. The Fund may also treat such redeemable preferred stock as a fixed income security.

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Fixed Income Securities: Fixed income securities (bonds) pay interest, dividends or distributions at a specified rate. The rate may be a fixed percentage of the principal or adjusted periodically. In addition, the issuer of a fixed income security must repay the principal amount of the security, normally within a specified time. Fixed income securities provide more regular income than equity securities. However, the returns on fixed income securities are limited and normally do not increase with the issuer’s earnings. This limits the potential appreciation of fixed income securities as compared to equity securities.

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A security’s yield measures the annual income earned on a security as a percentage of its price. A security’s yield will increase or decrease depending upon whether it costs less (a discount) or more (a premium) than the principal amount. If the issuer may redeem the security before its scheduled maturity, the price and yield on a discount or premium security may change based upon the probability of an early redemption. Securities with higher risks generally have higher yields.

The following describes the principal types of fixed income securities in which the Fund may invest.

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Treasury Securities: Treasury securities are direct obligations of the federal government of the United States. Treasury securities are generally regarded as having the lowest credit risks among fixed income securities.

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Corporate Debt Securities: Corporate debt securities are fixed income securities issued by businesses. Notes, bonds, debentures and commercial paper are the most prevalent types of corporate debt securities. The Fund may also purchase interests in bank loans to companies. The credit risks of corporate debt securities vary widely among issuers.

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In addition, the credit risk of an issuer’s debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of senior securities may receive amounts otherwise payable to the holders of subordinated securities. Some subordinated securities, such as trust preferred and capital securities notes, also permit the issuer to defer payments under certain circumstances. For example, insurance companies issue securities known as surplus notes that permit the insurance company to defer any payment that would reduce its capital below regulatory requirements.

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Zero Coupon Securities: Zero coupon securities do not pay interest or principal until final maturity unlike debt securities that provide periodic payments of interest (referred to as a coupon payment). Investors buy zero coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security. Investors must wait until maturity to receive interest and principal, which increases the interest rate and credit risks of a zero coupon security.

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Non-Investment Grade Securities: The fixed income securities in which the Fund invests may be rated BB+ or lower by Standard & Poor’s or Ba or lower by Moody’s (referred to as “junk bonds”). Securities rated below investment grade generally entail greater interest rate, liquidity and credit risks than investment grade securities.

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Bank Instruments: Bank instruments are unsecured interest bearing deposits with banks. Bank instruments include bank accounts, time deposits, certificates of deposit and banker’s acceptances. Yankee instruments are denominated in U.S. dollars and issued by U.S. branches of foreign banks. Eurodollar instruments are denominated in U.S. dollars and issued by non-U.S. branches of U.S. or foreign banks.

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Convertible Securities:  Convertible securities are fixed income securities that the Fund has the option to exchange for equity securities at a specified conversion price. The option allows the Fund to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, the Fund may hold fixed income securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, the Fund could realize an additional $2 per share by converting its fixed income securities.

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Convertible securities have lower yields than comparable fixed income securities. In addition, at the time a convertible security is issued the conversion price exceeds the market value of the underlying equity securities. Thus, convertible securities may provide lower returns than non-convertible fixed income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit the Fund to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment. The Fund may invest in convertible securities rated below investment grade. See “Non-Investment Grade Securities Risk” herein.

The Fund treats convertible securities as both fixed income and equity securities for purposes of their investment policies and limitations, because of their unique characteristics.

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Foreign Securities: Foreign securities are securities of issuers based outside the United States. An issuer is considered to be based outside the United States if:

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  it is organized under the laws of, or has a principal office located in, another country;
  the principal trading market for its securities is in another country; or
  it (or its subsidiaries) derived in its most current fiscal year at least 50% of its total assets, capitalization, gross revenue or profit from goods produced, services performed, or sales made in another country.

Foreign securities are primarily denominated in foreign currencies. Along with the risks normally associated with domestic securities of the same type, foreign securities are subject to currency risks and risks of foreign investing. Trading in certain foreign markets is also subject to liquidity risks. The Fund may make direct investments in securities of foreign issuers of the types described under “Investment Practices -- Equity Securities -- Fixed Income Securities and -- Derivative Contracts,” as well as in the following types of foreign securities:

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Depositary Receipts:  Depositary receipts represent interests in underlying securities issued by a foreign company. Depositary receipts are not traded in the same market as the underlying security. The foreign securities underlying American Depositary Receipts (ADRs) are traded outside the United States. ADRs provide a way to buy shares of foreign-based companies in the United States rather than in overseas markets. ADRs are also traded in U.S. dollars, eliminating the need for foreign exchange transactions. The foreign securities underlying European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs), and International Depositary Receipts (IDRs), are traded globally or outside the United States. Depositary receipts involve many of the same risks of investing directly in foreign securities, including currency risks and risks of foreign investing.

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Foreign Exchange and Forward Contracts:  In order to convert U.S. dollars into the currency needed to buy a foreign security, or to convert foreign currency received from the sale of a foreign security into U.S. dollars, the Fund may enter into spot currency trades. In a spot trade, the Fund agrees to exchange one currency for another at the current exchange rate. The Fund may also enter into derivative contracts, such as forward foreign currency contracts, in which a foreign currency is an underlying asset. A forward foreign currency contract is an obligation to purchase or sell a specific amount of a currency at a fixed future date and price set by the parties involved at the time the contract is negotiated. The exchange rate for currency derivative contracts may be higher or lower than the spot exchange rate. Use of these derivative contracts may increase or decrease the Fund’s exposure to currency risks.

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Foreign Government Securities:  Foreign government securities generally consist of fixed income securities supported by national, state or provincial governments or similar political subdivisions. Foreign government securities also include debt obligations of supranational entities, such as international organizations designed or supported by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. Examples of these include, but are not limited to, the International Bank for Reconstruction and Development (the World Bank), the Asian Development Bank, the European Investment Bank and the Inter-American Development Bank.

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Foreign government securities also include fixed income securities of quasi-governmental agencies that are either issued by entities owned by a national, state or equivalent government or are obligations of a political unit that are not backed by the national government’s full faith and credit. Further, foreign government securities include mortgage-related securities issued or guaranteed by national, state or provincial governmental instrumentalities, including quasi-governmental agencies.

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Derivative Contracts: Derivative contracts are financial instruments that require payments based upon changes in the values of designated (or underlying) securities, currencies, commodities, financial indices or other assets. Some derivative contracts (such as futures, forwards and options) require payments relating to a future trade involving the underlying asset. Other derivative contracts (such as swaps) require payments relating to the income or returns from the underlying asset. The other party to a derivative contract is referred to as a counterparty.

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Depending upon how the Fund uses derivative contracts and the relationships between the market value of a derivative contract and the underlying asset, derivative contracts may increase or decrease the Fund’s exposure to interest rate and currency risks, and may also expose the Fund to liquidity and leverage risks. OTC contracts also expose the Fund to credit risks in the event that a counterparty defaults on the contract.

The Fund may trade in the following types of derivative contracts in addition to the derivative contracts described under “Foreign Securities -- Foreign Exchange and Forward Contracts”:

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Futures Contracts and Related Options: A futures contract provides for the future sale and purchase of a specific amount of a specific security, class of securities, or index at a specified time in the future and at a specified price. The aggregate value of options on securities (long puts and calls) will not exceed 10% of the Fund’s net assets at the time it purchases the options. The Fund will limit obligations under futures, options on futures, and options on securities to no more than 25% of the Fund’s assets.

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Call and Put Options: A call option gives the buyer the right to buy, and obligates the seller of the option to sell, a security at a specified price. A put option gives the buyer the right to sell, and obligates the seller of the option to buy, a security at a specified price. Funds that are authorized to write or purchase put and call options must cover such options and may buy bonds’ existing option contracts known as “closing transactions.”

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Other Investment Strategies

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Portfolio Turnover: The Fund may actively trade its portfolio securities in an attempt to achieve its investment objective. Active trading will cause the Fund to have an increased portfolio turnover rate, which is likely to generate shorter-term gains (losses) for its shareholders, which are taxed at a higher rate than longer-term gains (losses). Actively trading portfolio securities increases the Fund’s trading costs and may have an adverse impact on the Fund’s performance.

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Temporary Defensive Investments: The Fund may temporarily depart from its principal investment strategy by investing its assets in cash and shorter-term debt securities and similar obligations. It may do this to minimize potential losses and maintain liquidity to meet shareholder redemptions during adverse market conditions. This may cause the Fund to fail to meet its investment objective and to give up greater investment returns to maintain the safety of principal, that is, the original amount invested by shareholders. Interest income from temporary investments may be taxable to shareholders as ordinary income.

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Principal Risks

This section discusses the risks associated with the securities and investment techniques listed above, as well as the risks mentioned under the heading “Summary -- Principal Investment Risks.” Because of these risks, the value of the securities held by the Fund may fluctuate, as will the value of your investment in the Fund. Certain types of investments are more susceptible to these risks than others.

Global Intervention and Extreme Volatility. Instability in the financial markets has led the United States government and other governments to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objective.

Credit Risk. Credit risk is the possibility that an issuer may default on a security by failing to pay interest or principal when due. If an issuer defaults, the Fund will lose money.

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Many fixed income securities receive credit ratings from services such as S&P and Moody’s. These services assign ratings to securities by assessing the likelihood of issuer default. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, the Fund must rely entirely upon the Advisor’s credit assessment.

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Fixed income securities generally compensate for greater credit risk by paying interest at a higher rate. The difference between the yield of a security and the yield of a U.S. Treasury security with a comparable maturity (the spread) measures the additional interest paid for risk. Spreads may increase generally in response to adverse economic or market conditions. A security’s spread may also increase if the security’s rating is lowered, or the security is perceived to have an increased credit risk. An increase in the spread will cause the price of the security to decline.

Counterparty Risk. This is the risk that the guarantor of a fixed-income security, the counterparty to an OTC derivatives contract or a borrower of the Fund’s securities, will be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations.

Currency Risks. Exchange rates for currencies fluctuate daily. The combination of currency risk and market risk tends to make securities traded in foreign markets more volatile than securities traded exclusively in the United States.

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Derivative Contracts Risk. Derivative contracts involve risks different from, or possibly greater than, risks associated with investing directly in securities and other traditional investments. Specific risk issues related to the use of such contracts include valuation and tax issues, increased potential for losses and/or costs to the Fund, and a potential reduction in gains to the Fund. Each of these issues is described in greater detail in this prospectus. Derivative contracts may also involve other risks described in this prospectus or the Fund’s SAI, such as market, interest rate, credit, currency, liquidity and leverage risks.

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Emerging Market Countries Risk. Securities issued or traded in emerging markets generally entail greater risks than securities issued or traded in developed markets. For example, their prices may be significantly more volatile than prices in developed countries. Emerging market economies may also experience more severe downturns (with corresponding currency devaluations) than developed economies.

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Emerging market countries may have relatively unstable governments and may present the risk of nationalization of businesses, expropriation, confiscatory taxation, centrally planned economies or, in certain instances, reversion to closed market.

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Equity Securities Risk. Equity securities include common, preferred and convertible preferred stocks and securities the values of which are tied to the price of stocks, such as rights, warrants and convertible debt securities. Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline, reducing the value of the Fund. The price of equity securities fluctuates based on actual or perceived changes in a company’s financial condition and overall market and economic conditions. The value of equity securities purchased by the Fund could decline if the financial condition of the companies in which the Fund is invested in declines or if overall market and economic conditions deteriorate.

Even funds that invest in high quality or “blue chip” equity securities or securities of established companies with large market capitalizations (which generally have strong financial characteristics) can be negatively impacted by poor overall market and economic conditions. Companies with large market capitalizations may also have less growth potential than smaller companies and may be able to react less quickly to changes in the marketplace.

The Fund may maintain substantial exposure to equities and generally will not attempt to time the market. Because of this exposure, the possibility that stock market prices in general will decline over short or extended periods subjects the Fund to unpredictable declines in the value of its investments, as well as periods of poor performance.

Foreign Custodial Services and Related Investment Costs. Foreign custodial services and other costs relating to investment in international securities markets are generally more expensive than in the United States. Such markets have settlement and clearance procedures that differ from those in the United States. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Inability of the Fund to make intended securities purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result in losses to the Fund due to a subsequent decline in value of the portfolio security. In addition, security settlement and clearance procedures in some emerging market countries may not fully protect the Fund against loss or theft of its assets.

Foreign Investment Risk. Compared with investing in the United States, investing in foreign markets involves a greater degree and variety of risk. Investors in international or foreign markets may face delayed settlements, currency controls and adverse economic developments as well as higher overall transaction costs. In addition, fluctuations in the U.S. dollar’s value versus other currencies may erode or reverse gains from investments denominated in foreign currencies or widen losses. Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, impose limits on ownership or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair the Fund’s ability to bring its capital or income back to the U.S. Exchange rate fluctuations also may impair an issuer’s ability to repay U.S. dollar denominated debt, thereby increasing credit risk of such debt. Finally, the value of foreign securities may be affected by incomplete, less frequent or inaccurate financial information about their issuers, social upheavals or political actions ranging from tax code changes to governmental collapse. Foreign companies may also receive less coverage than U.S. companies by market analysts and the financial press. In addition, foreign countries may lack uniform accounting, auditing and financial reporting standards or regulatory requirements comparable to those applicable to U.S. companies. These risks are greater in emerging markets. See also Currency Risk.

Hedging. When a derivative (a security whose value is based on that of another security or index) is used as a hedge against an opposite position that a fund holds, any loss on the derivative should be substantially offset by gains on the hedged investment, and vice versa. Although hedging can be an effective way to reduce the Fund’s risk, it may not always be possible to perfectly offset one position with another. As a result, there is no assurance that the Fund’s hedging transactions will be effective.

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Interest Rate Risk. Prices of fixed income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed income securities fall. However, market factors, such as the demand for particular fixed income securities, may cause the price of certain fixed income securities to fall while the prices of other securities rise or remain unchanged.

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Interest rate changes have a greater effect on the price of fixed income securities with longer durations. Duration measures the price sensitivity of a fixed income security to changes in interest rates.

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Leverage Risk. Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls, and may expose the Fund to greater risk and increase its costs. When transactions create leverage, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivatives or other instruments themselves. Certain transactions have the potential for unlimited loss, regardless of the size of the initial investments. Increases and decreases in the value of the securities held by the Fund and therefore in the Fund’s net asset value will be magnified when the Fund uses leverage because leverage tends to increase the Fund’s exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.

To mitigate leverage risk, the Advisor will segregate liquid assets on the books of the Fund or otherwise cover the transactions. The use of leverage may cause the Fund to liquidate Fund positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. The Fund will also have to pay interest on its borrowing, reducing the Fund’s return. This interest expense may be greater than the Fund’s return on the underlying investment.

Liquidity Risk. Liquidity risk refers to the possibility that the Fund may not be able to sell a security or close out a derivative contract when it wants to. If this happens, the Fund will be required to continue to hold the security or keep the position open, and the Fund could incur losses. OTC derivative contracts generally carry greater liquidity risk than exchange-traded contracts.

Market Price Variance Risk (ETFs). Individual shares of an ETF are listed for trading on a securities exchange and can be bought and sold in the secondary market at market prices. The market prices of ETF shares will fluctuate in response to changes in NAV and supply and demand for ETF shares. Differences between secondary market prices and NAV for ETF shares may be due largely to supply and demand forces in the secondary market, which forces may not be the same as those influencing prices for securities or instruments held by an ETF at a particular time. There may, however, be times when the market price and the NAV vary significantly and the Fund may pay more than NAV when buying ETF shares on the secondary market, and the Fund may receive less than NAV when it sells those ETF shares. The market price of ETF shares includes a “bid-ask spread” charged by the exchange specialist, market makers or other participants that trade the particular ETF. In times of severe market disruption, the bid-ask spread often increases significantly. This means that ETF shares may trade at a discount to NAV, and the discount is likely to be greatest when the price of ETF shares is falling fastest, which may be the time that the Fund most wants to sell an ETF’s shares. An ETF’s investment results are measured based upon the daily NAV of the ETF. Since the Fund purchases and sells ETF shares in the secondary market, the Fund may not experience investment results consistent with those experienced by those creating and redeeming directly with an ETF.

Market Risk. The risk that a security’s market value may decline, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price the investor originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industrial sector or the market as a whole. For fixed income securities, market risk is largely influenced by changes in interest rates. Rising interest rates typically cause the value of bonds to decrease, while falling rates typically cause the value of bonds to increase.

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Manager Risk. The Advisor’s selection of securities for the Fund may cause the Fund to underperform similar funds or relevant benchmarks.

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Mid/Small Cap Stock Risk. To the extent that the Fund invests in small cap and mid cap stocks, it takes on additional risks. Generally, the smaller the market capitalization of a company, the fewer the number of shares traded daily, the less liquid its stock and the more volatile its price. Market capitalization is determined by multiplying the number of its outstanding shares by the current market price per share. Companies with smaller market capitalizations also tend to have unproven track records, a limited product or service base and limited access to capital. These factors also increase risks and make these companies more likely to fail than companies with larger market capitalizations.

Non-Diversification Risk. The Fund is classified as “non-diversified” under the 1940 Act, and as a non-diversified fund, the Fund may invest a greater percentage of its assets in the securities of a single issuer than do other mutual funds. Therefore, Fund performance can be affected significantly by the performance of one or a small number of issuers.

Non-Investment Grade Securities Risk. The securities in which the Fund may invest may be rated below investment grade. Securities rated below investment grade may be subject to the same risks as those inherent in corporate debt obligations that are rated below investment grade, also known as junk bonds. Junk bonds generally entail greater market, credit and liquidity risks than investment grade securities. For example, their prices are more volatile, economic downturns and financial setbacks may affect their prices more negatively, and their trading market may be more limited.

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Real Estate/REIT Risk. The Fund’s investments in REITs are subject to the same risks as direct investments in real estate. The real estate industry is particularly sensitive to economic downturns. The value of REITs and other real estate-related investments is sensitive to changes in real estate values and rental income, property taxes, interest rates, tax and regulatory requirements, overbuilding, extended vacancies of properties and the issuer’s management skills. In the event of a default by an underlying tenant or borrower, a REIT could experience delays in enforcing its rights as a lessor or mortgagee and may incur substantial costs associated with protecting its investments. In addition, the value of a REIT can depend on the structure of and cash flow generated by the REIT. Also, REITs may have limited financial resources, may trade less frequently and in limited volume and may be more volatile than other securities.

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Shareholder Information

Before you invest, we encourage you to carefully read the Fund summary included in this Prospectus and consider whether the Fund is appropriate for your particular financial situation, risk tolerance and goals. As always, your investment professional can provide you with valuable assistance in making this decision. He or she can also help you choose which of the Fund share classes we offer is right for you. It is important to note, however, that your investment professional may receive different compensation depending on which share class you purchase. Each investment professional has different policies and procedures relating to transacting in Fund Shares, so it is best if you contact your investment professional directly.

Choosing a Share Class

The Fund offers two classes of Shares: Class A Shares and Institutional Shares. Under separate prospectuses, the Trust offers Class A Shares, Class B Shares and Institutional Shares of other Funds, and Interfund Shares of the Money Market Fund.

As shown below, Class A Shares and Institutional Shares have different sales charge structures. In addition, the ongoing annual operating expenses (“expense ratios”), as well as the compensation payable to investment professionals, also vary among the classes. Before you decide which class to purchase, you should review the different charges and expenses of each class carefully, in light of your personal circumstances, and consult with your investment professional.

To choose the share class that is best suited to your needs and goals, consider the amount of money you want to invest, how long you expect to invest it and whether you plan to make additional investments. You should consider, for example, that it may be possible to reduce the front-end sales charges imposed on purchases of Class A Shares. Among other ways, Class A Shares have a series of “breakpoints,” which means that the front-end sales charges decrease (and can be eliminated entirely) as the amount invested increases. (The breakpoint schedule is set out below under “Sales Charges.”)

The following are some of the main differences between Class A Shares and Institutional Shares of the Fund:

Class A Shares

  Front-end sales charges, as described below under “Sales Charges.”
  Distribution (Rule 12b-1) fees of 0.25% of the Fund’s average daily net assets.
  A non-Rule 12b-1 shareholder servicing fee of 0.25% of the Fund’s average daily net assets.

Institutional Shares

  No sales charges.
  No Distribution (Rule 12b-1) fees.
  A non-Rule 12b-1 shareholder servicing fee of 0.25% of the Fund’s average daily net assets.
  Available only to fiduciary, advisory, agency, correspondent banks and the Huntington Asset Allocation Funds.

Distribution of the Fund

Unified Financial Securities, Inc. (“Distributor”), whose address is P.O. Box 6110, Indianapolis, IN 46206-6110 is the Distributor of the Fund. The Distributor is a wholly-owned subsidiary of Huntington Bancshares Incorporated (“HBI”).

In connection with the sale of Class A Shares, the Distributor collects the applicable sales charge and, if the sale is made through a registered broker-dealer, generally pays a portion of this charge (known as the “dealer reallowance”) to selling broker-dealers that are eligible to receive it. The Distributor retains any portion not paid to a broker-dealer. The Distributor is responsible for collecting applicable contingent deferred sales charges in connection with the redemption of Class A Shares. The Distributor will cause these charges to be paid to a designated agent, which may include the Advisor and its affiliates, and other investment professionals for advancing any sales commissions on the sale of Class A Shares. See the “Sales Charges” section for the Dealer Reallowance Schedule.

The Distributor may, from time to time in its sole discretion, institute one or more promotional incentive programs for dealers, which will be paid for by the Distributor from any sales charge it receives or from any other source available to it, including amounts made available by the Distributor, Advisor and their affiliates out of their reasonable resources and profits. Under any such program, the Distributor may provide cash or non-cash compensation as recognition for past sales or encouragement for future sales that may include the following: merchandise, travel expenses, prizes, meals, and lodgings, and gifts that do not exceed $100 per year, per individual.

Shareholder Servicing Fees

The Fund may pay Shareholder Services Fees up to 0.25% of the average daily NAV of Class A Shares and Institutional Shares to financial intermediaries for providing shareholder assistance, maintaining shareholder accounts and communicating or facilitating purchases and redemptions of Shares.

Intermediaries that receive Shareholder Services Fee may include a company affiliated with the management of the Distributor.

Distribution Plan (Rule 12b-1 Fees)

The Fund has adopted a Rule 12b-1 Plan on behalf of Class A Shares, which allows it to pay fees to financial intermediaries (which may be paid through the Distributor) for the sale and distribution of these Shares. These fees may also be paid to the Distributor, the Advisor and their affiliates. The Fund may waive or reduce the maximum amount of Rule 12b-1 fees it pays from time to time at its sole discretion. In addition, a financial intermediary (including the Distributor, the Advisor or their affiliates) may voluntarily waive or reduce any fees to which they may be entitled. Because these Shares pay marketing fees on an ongoing basis, your investment cost may be higher over time than other shares with different sales charges and marketing fees. From time to time, the Distributor may pay out of its reasonable profits and other resources (including those of its affiliates) advertising, marketing and other expenses for the benefit of the Fund.

The maximum Rule 12b-1 fee for the Fund is 0.25% of the Fund’s Class A Shares average daily net assets.

Additional Payments To Financial Intermediaries

The Distributor, the Advisor and their affiliates may pay out of their own profits and reasonable resources amounts (including items of material value) to certain financial intermediaries that support the sale of Shares or provide services to Fund shareholders. The amounts of these payments could be significant, and may create an incentive for the financial intermediaries or their employees or associated persons to recommend or sell Shares of the Fund to you. These payments are not reflected in the fees and expenses listed in the fee table section of the Fund’s Prospectus because they are not paid by the Fund.

These payments are negotiated and may be based on such factors as the number or value of Shares that the financial intermediary sells or may sell; the value of client assets invested; or the type and nature of services or support furnished by the financial intermediary. These payments may be in addition to payments made by the Fund to the financial intermediary under a Rule 12b-1 Plan and/or shareholder service fees arrangement. You can ask your financial intermediary for information about any payments it receives from the Distributor, the Advisor, their affiliates, or the Fund and any services the financial intermediary provides. The Fund’s SAI contains additional information on the types of additional payments that may be paid.

Sales Charges

Purchases of Class A Shares are subject to front-end sales charges.

Global Select Markets Fund

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Amount of Transaction	Sales Charge as a Percentage of Public Offering Price	Sales Charge as a Percentage of Net Amount Invested	Dealer Reallowance
$0-$49,999	4.75%	4.99%	4.25%
$50,000-$99,999	3.75%	3.90%	3.25%
$100,000-$249,999	3.00%	3.09%	2.50%
$250,000-$499,999	2.50%	2.56%	2.00%
$500,000-$749,999	2.00%	2.04%	1.50%
$750,000-$999,999	1.25%	1.27%	1.00%
$1,000,000 and Over	0.00%*	0.00%*	0.00%

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* A contingent deferred sales charge of 1.00% of the redemption amount applies to Class A Shares redeemed up to 18 months after purchase under certain investment programs where an investment professional received an advance payment on the transaction.

Other Quantity Discounts, Reductions and Waivers

Other quantity discounts, reductions and waivers may also apply in certain special situations described below. In order to verify your eligibility for these discounts, reductions and waivers, you may need to provide the Trust or your investment professional with certain information, including account statements and records that reflect any investments by you, your spouse, or your children under 21 in the Fund. If you or your investment professional think you qualify, please notify the Trust by calling (800) 253-0412. If the Distributor is notified of your eligibility, it will reduce or eliminate the sales charge, as applicable, once it confirms your qualification. If the Distributor is not notified, you will receive the discount or waivers only on subsequent purchases for which the Distributor is notified, and not retroactively on past purchases. The sales charges applicable to the Shares offered in this Prospectus, and the break point discounts offered with respect to such Shares, are described in full in this Prospectus. Because the Prospectus is available on the Huntington Funds’ website free of charge, Huntington does not disclose this information separately on the website.

No sales charges will apply to purchases of Class A Shares made:

  Through an investment professional that does not accept a sales commission from the Distributor
  Through the automatic reinvestment of dividends and capital gains distributions
  By current and former/retired Trustees and officers of the Trust, their spouses and immediate family members
  By current officers, directors and employees of HBI or its subsidiaries, their spouses and immediate family members and by current employees of other financial institutions with which HBI or its subsidiary has entered into definitive merger agreements (“Current Employees”)
  By retired officers and employees of HBI or its subsidiaries and their spouses
  By participants in certain financial services programs offered by HBI subsidiaries
  By members of certain affinity groups which have entered into arrangements with the Advisor or the Distributor
  By investors who have sold an equal or greater amount of Shares of a Fund within the last 60 days (not available more than once)

Reduced sales charges on Class A Shares (based on the quantity discounts noted above) will apply to purchases made:

  By investors whose multiple investments over time in Class A Shares of the Fund have a total current market value subject to a quantity discount
  By investors whose investments over time in Class A Shares of the Fund plus investments by their spouse and children under 21 made over time in Class A Shares of the Fund at the same time, have a total current market value subject to a quantity discount
  By investors who sign a letter of intent to invest at least $50,000 in the fund within a 13-month period*
  By investors whose investments in Class A Shares the Fund at the same time have a total current market value subject to a quantity discount
  By trustees or fiduciaries whose investments in Class A Shares of the Fund on behalf of a single trust estate or fiduciary account have a total current market value subject to a quantity discount

With respect to reduced sales charges which apply to aggregated purchases as noted above, purchases through multiple intermediaries or Individual Retirement Accounts (which do not include employer-sponsored retirement plans) may be aggregated to achieve a sales charge discount or waiver.

*Letter of Intent. An investor may sign a letter of intent to purchase within a 13-month period the minimum amount of Class A Shares in the Fund required to be eligible for the applicable sales charge reduction on each purchase over the 13-month period. Until the investor reaches the necessary threshold, the Trust will hold up to 4.75% of the Shares in escrow. Reinvested dividends will not be included in calculating an investor’s fulfillment of his/her letter of intent.

The Shares held in escrow will be released to the investor’s account at the end of the 13-month period unless the amount specified in the Letter of Intent is not purchased.

A Letter of Intent will not obligate the investor to purchase Class A Shares, but if he or she does, each purchase during the period will be at the sales charge applicable to the total amount intended to be purchased. The Letter of Intent may be dated as of a prior date to include any purchases made within the past 90 days.

More information about the other sales charge reductions is provided in the SAI.

Pricing Shares

The price at which the Fund will offer or redeem Shares is the NAV per Share next determined after the order is considered received, subject to any applicable front-end sales charge. Consult your investment professional to determine if there are additional fees or charges that are separately assessed when purchasing, exchanging or redeeming Shares.

The Trust calculates NAV for each of the Fund by valuing securities held based on market value.

In computing NAV for the Fund, current market value is used to value portfolio securities with respect to which market quotations are readily available.

Pursuant to Trustee-approved policies, the Fund relies on certain security pricing services to provide current market value of securities. Those security pricing services value equity securities (including foreign equity securities) traded on a securities exchange at the last reported sales price on the principal exchange. Equity securities quoted by NASDAQ are valued at the NASDAQ Official Closing Price. If there is no reported sale on the principal exchange, and in the case of over-the-counter securities, equity securities are valued at a bid price estimated by the security pricing service. Foreign securities are subject to modification based on significant events, as described below. Except as noted above, debt securities traded on a national securities exchange or in the over-the-counter market are valued at the last reported sales price on the principal exchange. If there is no reported sale on the principal exchange, and for all other debt securities, including zero-coupon securities, debt securities are valued at a bid price estimated by the security pricing service. Foreign securities quoted in foreign currencies are translated into U.S. dollars at the foreign exchange rate in effect as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern Time) on the day the value of the foreign security is determined.

Option contracts are generally valued at the mean of the bid and asked price as reported on the highest volume exchange (in terms of the number of option contracts traded for that issue) on which such options are traded. Short-term investments with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost. Investments in other open-end investment companies are valued at NAV.

Under certain circumstances, a good faith determination of the fair value of a security or option may be used instead of its current market value, even if the security’s market price is readily available. In such situations, the Trust’s sub-financial administrator may request that the Trust’s Pricing Committee, as described herein, make its own fair value determination.

Securities for which market quotations are not readily available are valued at their “fair value.” In these cases, a Pricing Committee established and appointed by the Trustees determines in good faith, subject to Trust procedures, the fair value of portfolio securities held by a Fund (“good faith fair valuation”). When a good faith fair valuation of a security is required, consideration is generally given to a number of factors, including, but not limited to the following: dealer quotes, published analyses by dealers or analysts of the situation at issue, transactions implicitly valuing the security at issue (such as a merger, tender offer, etc.), the value of other securities or contracts which derive their value from the security at issue, and the implications (whether negative or positive) of the circumstances which have caused trading in the security to halt. The final good faith fair valuation of a security is based on an analysis of those factors deemed relevant to the security valuation at issue. With respect to certain narrow categories of securities, the Pricing Committee’s procedures detail specific valuation methodologies to be used in lieu of considering the aforementioned list of factors.

The Fund may use the fair value of a security to calculate NAV when a market price is not readily available, such as when: (1) a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and not resumed prior to the normal market close, (3) a portfolio security is not traded in significant volume for a substantial period, or (4) the Fund’s Advisor determines that the quotation or price for a portfolio security provided by a dealer or independent pricing service is inaccurate.

Fair valuation procedures are also used when a significant event affecting the value of a portfolio security is determined to have occurred between the time when the price of the portfolio security is determined and the close of trading on the NYSE, which is when the Fund’s NAV is computed. An event is considered significant if there is both an affirmative expectation that the security’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Significant events include significant general securities market movements occurring between the time when the price of the portfolio security is determined and the close of trading on the NYSE. For domestic fixed income securities, such events may occur where the cut-off time for the market information used by the independent pricing service is earlier than the end of regular trading on the NYSE. For securities normally priced at their last sale price in a foreign market, such events can occur between the close of trading in the foreign market and the close of trading on the NYSE. In such cases, use of fair valuation can reduce an investor’s ability to seek to profit by estimating the Fund’s NAV in advance of the time when the NAV is calculated.

In some cases, events affecting the issuer of a portfolio security may be considered significant events. Examples of potentially significant events include announcements concerning earnings, acquisitions, new products, management changes, litigation developments, a strike or natural disaster affecting the company’s operations or regulatory changes or market developments affecting the issuer’s industry occurring between the time when the price of the portfolio security is determined and the close of trading on the NYSE. For securities of foreign issuers, such events could also include political or other developments affecting the economy or markets in which the issuer conducts its operations or its securities are traded.

The Fund’s Trustees have authorized the use of an independent fair valuation service to monitor changes in a designated U.S. market index after foreign markets close, and to implement a fair valuation methodology to adjust the closing prices of foreign securities if the movement in the index is significant. Since the Fund invests primarily in foreign securities, it is likely to be affected by this fair valuation methodology.

There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s NAV. In the case of fair valued portfolio securities, lack of information and uncertainty as to the significance of information may lead to a conclusion that a prior valuation is the best indication of a portfolio security’s present value. Fair valuations generally remain unchanged until new information becomes available. Consequently, changes in the fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued at their last sale price, by an independent pricing service, or based on market quotations. Fair valuation determinations often involve the consideration of a number of subjective factors, and the fair value price may be higher or lower than a readily available market quotation.

The Trust calculates the NAV per share for the Fund as of the close of regular trading of the NYSE (generally 4:00 p.m. Eastern Time) on each day the NYSE is open. Please call the Trust at (800) 253-0412, if you have any questions about purchasing Shares.

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The Fund is open for business on any day the NYSE is open.

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Purchasing Shares

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You may purchase Fund Shares on any day the NYSE is open. In connection with the sale of a Fund’s Shares, the Distributor or its affiliates may from time to time offer certain items of nominal value to any shareholder.

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What Shares Cost

Your purchase order for Class A Shares and Institutional Shares is priced at the next NAV calculated after your order is received by the Fund or its designated agent, plus any applicable sales charge.

In order to purchase Fund Shares on a particular day, the Fund must receive payment in good federal funds within three (3) business days.

Notes About Purchases

The Trust reserves the right to suspend the sale of Fund Shares temporarily and the right to refuse any order to purchase Fund Shares.

If the Trust receives insufficient payment for a purchase, or the Trust does not receive payment within three (3) business days, or your check does not clear, it may cancel the purchase and you may be liable for any losses to the Fund. In addition, you will be liable for any losses or fees incurred by the Fund or its transfer agent in connection with the transaction.

The Fund may limit the amount of purchases and refuse to sell Shares to any person. If your check or wire does not clear, you will be responsible for any loss incurred by the Fund. If you are already a shareholder, the Fund can redeem shares from any identically registered account in the Fund as reimbursement for any loss incurred. You may be prohibited or restricted from making future purchases in the Fund. Checks must be made payable to the Fund in U.S. dollars and drawn on a U.S. bank. The Fund and its servicing agent reserve the right to refuse any specific purchase order for any reason. Cash, third party checks (except for properly endorsed IRA rollover checks), counter checks, starter checks, traveler’s checks, money orders, credit card checks, and checks drawn on non-U.S. financial institutions will not be accepted. Cashier’s checks and bank official checks may be accepted in amounts greater than $10,000. In such cases, a fifteen (15) business day hold will be applied to the funds (which means that you may not redeem your shares until the holding period has expired). Signature guarantee stamps may be required on identification documentation. All documentation requiring a signature guarantee must utilize a New Technology Medallion stamp, generally available from the bank where you maintain a checking or savings account.

How to Buy Shares

1. Minimum investment requirements

Class A Shares:

  $1,000 for initial investments outside the SIP ($100 for Current Employees)
  $50 for initial investments through the SIP ($25 for Current Employees)
  $50 for subsequent investments

Institutional Shares:

  $1,000 for initial investments outside the SIP
  $500 for subsequent investments
  $50 for initial and subsequent investment through the SIP

2. Call

  The Huntington Funds at (800) 253-0412
  Your Investment Professional

3. Make payment

  By check payable to the applicable Fund and Share class (e.g., Huntington Global Select Markets Fund -- Class A Shares) to:

The Huntington Funds
P.O. Box 6110
Indianapolis, IN 46206-6110

Note: Checks must be made payable to the Huntington Funds. Third party checks will not be accepted.

(The Trust will treat your order as having been received once the Trust receives your check.)

OR

  By Federal funds wire to:

Huntington National Bank NA
ABA #044000024
Huntington Fund
Account #01892228947
Shareholder Name
Shareholder Account Number

(The Trust will treat your order as having been received immediately upon receipt by its transfer agent)

OR

  By check or Federal funds wire
  Through the SIP (Once you become a participant in the SIP, your investments will be made automatically at your requested intervals)

Other methods of acceptable payment are discussed in the SAI.

Redemption in Kind

Although the Fund intends to pay Share redemptions in cash, it reserves the right to pay the redemption price in whole or in part by a distribution of the Fund’s portfolio securities.

Systematic Investment Program (“SIP”)

You may invest on a regular basis in Shares of the Fund through the SIP. To participate, you must open an account with the Trust by calling (800) 253-0412, request and complete an application, and invest at least $50 at periodic intervals ($25 for Current Employees). Minimum initial and subsequent investment requirements may be different for accounts with your investment professional.

Once you have signed up for the SIP, the Trust will automatically withdraw money from your bank account and invest it, subject to any applicable sales charges, in Class A Shares of the Fund. Purchases of Class A Shares through the SIP will be assessed the applicable sales charge. Your participation in the SIP may be canceled if you do not maintain sufficient funds in your bank account to pay for your investment.

Exchanging Shares

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On any business day when the NYSE is open, you may exchange Shares of the Fund for the same class of Shares of any other Huntington Fund offering such Shares.

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Additional Information

In order to exchange Shares of a fund on a particular day, the fund or its designated agent must receive your request before the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time) that day.

The Trust may terminate or modify the exchange privilege at any time. In the case of termination or material changes other than the elimination of applicable sales charges, you will be given 60 days prior notice. However, the Fund’s management or Advisor may determine from the amount, frequency and pattern of exchanges that a shareholder is engaged in excessive trading that is detrimental to the Fund and other shareholders. If this occurs, the Fund may terminate the availability of exchanges to that shareholder and may bar that shareholder from purchasing other funds. (See “Frequent Trading Policies”)

An exchange is treated as a sale for federal income tax purposes and, depending on the circumstances, you may realize a short or long-term capital gain or loss. In addition, if you exchange shares of a Fund that imposes a sales charge into another fund that imposes such a charge, there may be special tax consequences.

The SAI contains more information about exchanges.

Exchanging Class A Shares

For Class A Shares, the Trust makes exchanges at NAV (determined after the order is considered received), plus any applicable sales charges.

Exchange Out Of	Exchange Into	Sales Charge
Any Money Market Fund	Any Money Market Fund	NO
Any Money Market Fund	Any Equity or Income Fund	YES--See “Sales Charges”
Any Equity, Asset Allocation or Income Fund (including the Fund)	Any Money Market, Equity, Asset Allocation or Income Fund (including the Fund)	NO

Exchanging Institutional Shares

For Institutional Shares, the Trust makes exchanges at NAV (determined after the order is considered received), without a sales charge.

In addition, the Huntington National Bank will be permitted to exchange Institutional Shares of all funds (including the Fund) for Class A Shares of its Asset Allocation Funds (Huntington Balanced Allocation Fund, Huntington Conservative Allocation Fund and Huntington Growth Allocation Fund), without incurring a sales charge.

How to Exchange Shares

1. Satisfy the minimum account balance requirements

  You must maintain the required minimum account balance in the Fund out of which you are exchanging shares.

2. Call (You must have completed the appropriate section on your account application)

  The Huntington Funds at (800) 253-0412
  Your Investment Professional

OR

Write

  The Huntington Funds
  P.O. Box 6110
  Indianapolis, IN 46206-6110

3. Provide the required information

  Name of the Fund from which you wish to make the exchange (exchange OUT OF)
  Specify the share class
  Your account number
  The name and address on your account (account registrations must be identical)
  The dollar amount or number of Shares to be exchanged
  Name of the Fund into which you wish to make the exchange (exchange INTO) -- (Make sure this Fund offers the applicable class of shares)
  Your signature (for written requests)

(For corporations, executors, administrators, trustees and guardians, and in certain other special circumstances, telephone exchanges will not be available and you will need a New Technology Medallion Signature Guarantee in order to make an exchange.)

Redeeming Shares

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You may redeem Fund Shares on any business day when the NYSE is open.

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How to Redeem Shares

1. Call (You must have completed the appropriate section on your account application)

  The Huntington Funds at (800) 253-0412
  Your Investment Professional

OR

Write

  The Huntington Funds
  P.O. Box 6110
  Indianapolis, IN 46206-6110

2. Provide the required information

  The name of the Fund from which you wish to redeem Shares
  Specify the share class
  Your account number
  The name and address on your account
  Your bank’s wire transfer information (for wire transfers)
  The dollar amount or number of Shares you wish to redeem
  Your signature (for written requests)

(If you request a redemption of over $50,000, request any redemption to be sent to an address other than the address on record with the Trust, or request any redemption to be paid to a person or persons other than the shareholder(s) of record, you will need a New Technology Medallion Signature Guarantee in order to redeem.)

Note: Proceeds from the redemption of Shares purchased by check, ACH, or SIP will be delayed until the purchase has cleared, which may take up to ten business days.

Additional Information

In order to redeem Fund Shares on a particular day, the Fund or its designated agent must receive your request before the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time).

For shareholders of the Fund, usually proceeds will be wired or a check will be mailed the following business day after NAV is next determined, in which case you will be entitled to receive dividends declared on the day of redemption. Proceeds are wired to an account previously designated in writing by the shareholder at any domestic commercial bank which is a member of the Federal Reserve System. Proceeds to be paid by check are sent to the shareholder’s address of record.

Systematic Withdrawal Program

You may choose to receive periodic payments from redemptions of Shares, subject to any applicable sales charges, of one or more Funds you hold through the Systematic Withdrawal Program. To participate, you must have an account balance with the Trust of at least $10,000. Once you have signed up for the Systematic Withdrawal Program by calling the Trust or your investment professional, the Trust will automatically redeem Shares from your account and electronically send the proceeds to the bank account you specify.

Generally, it is not advisable to continue to purchase Class A Shares subject to a sales charge while redeeming Class A Shares using this program.

Telephone Transactions

If you authorized telephone transactions by completing the appropriate paperwork with the Fund and your investment professional, you are eligible to call to redeem or exchange Shares. Your telephone instructions may be recorded to verify that the Fund, its transfer agent and/or your investment professional follows reasonable procedures. Otherwise, they may be liable for losses due to unauthorized or fraudulent telephone instructions.

Redemption of Accounts with Balances Under $1,000

Due to the high cost of maintaining accounts with low balances, if your account balance in the Fund falls below $1,000, the Trust may choose to redeem those Shares, subject to any applicable sales charges, and close that account without your consent. The Trust will not close any account which is held through a retirement plan or any account whose value falls below $1,000 as a result of changes in a Fund’s NAV. If the Trust plans to close your account, it will notify you and provide you with 30 days to add to your account balance.

Other Information

To the extent permitted by federal securities laws, the Trust reserves the right to suspend the redemption of Fund Shares temporarily under extraordinary market conditions such as market closures or suspension of trading by the SEC. The Trust also reserves the right to postpone payment for more than seven days where payment for Shares to be redeemed has not yet cleared.

Frequent Trading Policies

Frequent or short-term trading into and out of the Fund can have adverse consequences for the Fund and shareholders who use the Fund as a long-term investment vehicle. Such trading in significant amounts can disrupt the Fund’s investment strategies (e.g., by requiring it to sell investments at inopportune times or maintain excessive short-term or cash positions to support redemptions), increase brokerage and administrative costs, and affect the timing and amount of taxable gains distributed by the Fund. Investors engaged in such trading may also seek to profit by anticipating changes in a Fund’s NAV in advance of the time as of which NAV is calculated or through an overall strategy to buy and sell Shares in response to incremental changes in the Fund’s NAV.

The Trustees have approved policies and procedures intended to discourage excessive, frequent or short-term trading of Fund Shares. The Fund’s fair valuation procedures are intended in part to discourage short-term trading strategies by reducing the potential for these strategies to succeed. See “Pricing Shares.” The Fund also monitors trading in Shares in an effort to identify disruptive trading activity. The Fund monitors trades where there is a purchase and redemption or exchange in excess of a certain amount into and out of the Fund within a period of 45 days. The Fund may also monitor trades into and out of the Fund over periods longer than 45 days. Whether or not the specific monitoring limits are exceeded, the Fund’s management or Advisor may determine from the amount, frequency or pattern of purchases and redemptions or exchanges that a shareholder is engaged in excessive trading that is or could be detrimental to the Fund and other shareholders and may preclude the shareholder from making further purchases or exchanges of Shares. The Fund’s management and Advisor may also take action to limit or suspend further trading by a financial intermediary if it is deemed to be engaged in excessive trading and/or does not cooperate satisfactorily with requests for details about trading activity. No matter how the Fund defines its limits on frequent trading of Shares, other purchases and sales of Shares may have adverse effects on the management of the Fund’s portfolio and its performance. Also, it is possible that frequent trading may occur in the Fund without being identified because certain investors may seek to hide their identity or trading activity, or there may be operational or technical limitations that limit the Fund’s ability to monitor and restrict frequent trading.

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The Fund’s objective is that its restrictions on short-term trading should apply to all shareholders, regardless of the number or type of accounts in which Shares are held. However, the Fund anticipates that limitations on its ability to identify trading activity to specific shareholders, including where shares are held through intermediaries in multiple or omnibus accounts, will mean that these reductions may not be able to be applied uniformly in all cases.

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The Advisor will provide to the Trustees, at least quarterly, a report of all potential occurrences which were detected during the preceding quarter, and a description of any action taken with respect thereto.

Portfolio Holdings Information

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You can access certain portfolio composition information concerning the Fund’s portfolio holdings in the “Fund Fact Sheets” option under the “Fund Shareholders” or “Prospective Investors” pages of the Huntington Funds website at www.huntingtonfunds.com. This information is prepared as of the end of the quarter. It is posted on the website approximately 30 days after the end of the quarter, and remains there until replaced by the information for the succeeding period. The portfolio composition information may include the following types of information, but is subject to change: identification of the Fund’s top ten or full holdings, and percentage breakdowns of the portfolio holdings by sector, credit quality, and/or country, as applicable.

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In addition, the Fund’s Annual and Semi-Annual reports contain complete listings of the Fund’s portfolio holdings as of the end of the Fund’s second and fourth fiscal quarters. You may obtain copies at www.huntingtonfunds.com or by calling 1-800-253-0412. The Fund also prepares a report on Form N-Q of its portfolio holdings as of the end of the Fund’s first and third fiscal quarters. Each of these fiscal quarter reports contains complete listings of the Fund’s portfolio holdings and is filed with the SEC within 60 days of the end of the reporting period at the SEC’s website at www.sec.gov, or you may request a copy by calling the Huntington Funds at 1-800-253-0412. These reports on Form N-Q and the Fund’s Annual and Semi-Annual reports are also posted on the Huntington Funds’ website at www.huntingtonfunds.com.

More About the Huntington Funds

Management of the Trust

The Trustees of the Trust are responsible for generally overseeing the conduct of the Fund’s business. The Advisor, whose address is Huntington Center, 41 South High Street, Columbus, Ohio 43215, serves as investment advisor to the Fund pursuant to investment advisory agreements with the Trust.

Investment Advisor

Subject to the supervision of the Trustees, the Advisor provides a continuous investment program for the Fund, including investment research and management with respect to all securities, instruments, cash and cash equivalents in the Fund.

The Advisor, a separate, wholly owned subsidiary of Huntington Bank, is the investment advisor to the Huntington Funds. As of December 31, 2008, the Advisor had assets under management of $3.9 billion. The Advisor (and its predecessor) has served as investment advisor to the Huntington Funds since 1987.

Huntington Bank is a direct, wholly-owned subsidiary of Huntington Bancshares Incorporated, a Maryland corporation with executive offices located at Huntington Center, 41 South High Street, Columbus, Ohio 43215. As of December 31, 2008, Huntington Bank had assets of $50 billion.

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The Advisor has designated the following Portfolio Manager for the Fund. Included is his business experience for the last five years.

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Paul Attwood has served as Portfolio Manager for the Global Select Markets Fund since the Fund’s inception. He joined Huntington in 2002 and is a Vice President of the Advisor. Prior to joining the Advisor, Mr. Attwood was a Senior Research Analyst and Portfolio Manager with Haberer Investment Advisor, a division of Huntington Private Financial Group. He has over 15 years of experience in the financial services industry. Mr. Attwood received his bachelor’s degree from the University of Cincinnati. He is a Chartered Financial Analyst.

The Fund’s SAI provides additional information about the Portfolio Manager’s compensation, management of other accounts, and ownership of securities in the Fund.

Fees Paid To Advisor and Affiliates

The Advisor and its affiliates provide the Fund with advisory, administration, transfer agency, accounting distribution and custodian services.

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A discussion of the Trustees’ review of the investment advisory agreements with the Trust is available in the Fund’s Annual Report for the period ended December 31, 2009.

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Advisory Services

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The Trust pays the Advisor management fees as a percentage of average daily net assets (“ADNA”) for its services. The Huntington Global Select Markets Fund pays the Advisor management fees as follows:

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Fund	Tiered	Annual Rate
Global Select Markets Fund	Up to $500 million	1.00%
	On the next $500 million to $1 billion	0.95%
	On excess of $1 billion	0.90%

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Administration Services

Huntington Bank provides administration, financial administration and accounting services at the following annual rate on a tiered basis:

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Fee Rate	Average Daily Net Assets of the Funds
0.1822%	on the first $4 billion
0.1650%	on the next $2 billion
0.1575%	on the next $2 billion
0.1450%	on assets in excess of $8 billion

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There is no minimum annual fee per Fund or class of Shares.

The Advisor and its affiliates may pay out of their own reasonable resources and profits, fees or other expenses for shareholder and/or recordkeeping services and/or marketing support.

Unified Fund Services Inc. (“Unified”) serves as sub-administrator to the Huntington Funds, assisting with the provision of administrative services necessary to operate the Funds. Out of the fees paid to it by the Funds, Huntington Bank pays Unified fees for its sub-administrative services. Unified is a wholly-owned subsidiary of Huntington Bancshares Incorporated.

Financial Administration and Portfolio Accounting Services

Huntington Bank has sub-contracted certain fund accounting services to Citi Fund Services Ohio, Inc. (“Citi”). Out of the fees paid to it by the Fund, the fees Huntington Bank pays Citi for these services are based on the ADNA of the Fund, subject to minimum fees in certain circumstances.

Citi charges the Fund directly or indirectly for certain operational expenses and tax services.

Custody Services

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The Huntington National Bank currently serves as custodian for the Fund. For its custody services, the Huntington National Bank receives an annual maximum fee of 0.026% calculated on the domestic assets in the Fund as of the last day of each month, plus out of pocket expenses. It also receives an annual surcharge of 0.005 of 1.00% calculated on the net non-domestic assets of the Fund as of the last day of each month.

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Brown Brothers Harriman & Co. serves as the Fund’s sub-custodian.

Transfer Agency Services

Unified is transfer and dividend disbursing agent for the Fund.

For its services, Unified is entitled to receive a yearly fixed amount per shareholder account, subject to yearly minimum fees per portfolio and/or share class. Unified is also entitled to receive additional amounts that may be activity or time-based charges, plus reimbursement for out-of-pocket expenses.

Dividends and Distributions

The Fund declares and pays dividends annually. The Fund also makes distributions of net capital gains, if any, at least annually.

If you purchase Shares by check, ACH or SIP, you will begin earning dividends on the next business day after your order has been received by the Trust.

Distribution Options

All dividends and distributions payable to a holder of Shares will be automatically reinvested in additional Shares of the same class of the Fund, unless the shareholder makes an alternative election. Shareholders may choose to receive all distributions in cash or may choose to reinvest capital gains distributions, but receive all other distributions in cash.

Tax Consequences

There are many important tax consequences associated with investment in the Fund offered by this Prospectus. The following is a brief summary of certain income tax consequences relating to an investment in the Fund, and shareholders are urged to consult their own tax advisors regarding the taxation of their investments under federal, state and local laws.

Federal Income Taxes

Taxation of Shareholder Transactions

An exchange of a Fund’s Shares for shares of another Fund will be treated as a sale of the Fund’s Shares and, as with all sales, exchanges or redemptions of Fund Shares, any gain on the transaction will be subject to federal income tax.

Taxation of Distributions

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The Fund intends to distribute substantially all of its net investment income (including net realized capital gains and tax-exempt interest income, if any) to its shareholders at least annually. Unless otherwise exempt or as discussed below, shareholders are required to pay federal income tax on any dividends and other distributions, including capital gains distributions received. This applies whether dividends and other distributions are received in cash or as additional shares. Distributions representing long-term capital gains, if any, will be taxable to shareholders as long-term capital gains no matter how long a shareholder has held the Shares. Additionally, distributions of investment income designated by the Fund as derived from “qualified investment income” will be taxed at the rate applicable to long-term capital gains, provided holding period and other requirements are met at both the shareholder and Fund level. Generally, dividends paid by REITs do not qualify for the lower tax rates that apply to certain other “qualified investment income.” Long-term capital gains rates applicable to individuals have been reduced to 15%, with lower rates applicable to taxpayers in the 10% and 15% rates, through December 31, 2009. Distributions are taxable to shareholders even if they are paid from income or gains earned by the Fund before a shareholder’s investment (and thus were included in the price paid).

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Avoid Withholding Tax

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The Fund is required to withhold a portion of taxable dividends, capital gains distributions and proceeds of sales, exchanges, or redemptions paid to any shareholder who has not provided the Fund with his or her certified Taxpayer Identification Number (your Social Security Number for individual investors) or otherwise fails to meet certain requirements imposed by the IRS. Shareholders are urged to read the additional information concerning withholding provided in the SAI.

Financial Information

Financial Highlights

The Fund’s fiscal year end is December 31. As the Fund’s first fiscal year will end on December 31, 2009, the Fund’s audited financial information is not available as of the date of this prospectus.

More information about the Fund is available free upon request, including the following:

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Statement of Additional Information (“SAI”)

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The SAI provides more detailed information about the Fund and its policies. A current SAI is on file with the SEC and is incorporated by reference into (considered a legal part of) this Prospectus.

The SAI contains a description of the Fund’s policies and procedures with respect to the disclosure of their portfolio securities. These documents, as well as additional information about the Fund (including portfolio holdings, performance and distributions), are also available on The Huntington Funds’ website at www.huntingtonfunds.com.

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To obtain the SAI and other information without charge, and to make inquiries:


Call

(800) 253-0412

Write

The Huntington Funds, P.O. Box 6110, Indianapolis, IN 46206-6110

Log on the Internet

You may also access Fund information from the EDGAR Database on the SEC’s website at www.sec.gov. The SEC’s website contains text-only versions of the Huntington Funds’ documents.

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Unified Financial Securities, Inc. is the Distributor. The Distributor is a wholly-owned subsidiary of Huntington Bancshares, Incorporated.

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Contact the SEC

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Call (202) 551-8090 about visiting the SEC’s Public Reference Room in Washington D.C. to review and copy information about the Funds, including the SAI.

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Alternatively, you may send your request to the SEC by e-mail at publicinfo@sec.gov or by mail with a duplicating fee to the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

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[Logo of Huntington Funds]

The Huntington Funds Shareholder Services: 1-800-253-0412

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The Huntington Funds’ Investment Company Act registration number is 811-5010.

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Not A Deposit * Not FDIC Insured * May Lose Value * No Bank Guarantee * Not Insured By Any Government Agency

THE HUNTINGTON FUNDS

HUNTINGTON GLOBAL SELECT MARKETS FUND

CLASS A SHARES
INSTITUTIONAL SHARES
STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information (SAI) contains information which may be of interest to investors in The Huntington Funds (“Trust”) but which is not included in the Prospectus for Huntington Global Select Markets Fund (the “Fund”). This SAI is not a prospectus and is only authorized for distribution when accompanied or preceded by the Prospectus dated December 28, 2009, for the Fund. This SAI should be read together with the applicable Prospectus.  Investors may obtain a free copy of the Prospectus by writing the Funds at, The Huntington Funds, P.O. Box 6110, Indianapolis, IN 46206, or by telephoning toll free 800-253-0412. This document is also available on the Trust’s website at www.huntingtonfunds.com.  Capitalized terms used but not defined in this SAI have the same meanings as set forth in the Prospectus.

DECEMBER 28, 2009

TABLE OF CONTENTS

HOW IS THE FUND ORGANIZED?	5
SECURITIES IN WHICH THE FUND INVESTS	5
INVESTMENT PRACTICES	7
Adjustable Rate Notes	7
American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), Continental Depositary Receipts (CDRs) and Global Depositary Receipts (GDRs)	7
Common Stock	7
Convertible Securities	8
Corporate Debt (Including Bonds, Notes and Debentures)	8
Defensive Investments	8
Derivative Contracts	8
Equity Securities	8
Exchange-Traded Commodity Funds (ETCFs)	8
Exchange-Traded Funds	8
Fixed Income Securities	9
Foreign Currency Options (also see "Options")	9
Foreign Currency Transactions	9
Forward Foreign Currency and Foreign Currency Futures Contracts	9
Foreign Securities (including Emerging Markets)	10
Futures Contracts and Options on Futures Contracts	12
Index Based Securities	14
Index Futures Contracts and Options on Index Futures Contracts	15
Inflation-Protected Securities	16
Interests in Other Business Organizations	16
Investment in Securities of Other Investment Companies	16
Money Market Instruments	16
Commercial Paper and Variable Amount Master Demand Notes	16
Bank Obligations	17
Money Market Mutual Funds	18
Non-Investment Grade Securities	18
Options	18
Preferred Stock	20
Real Estate Investment Trusts (REITs)	20
Repurchase Agreements	20
Restricted and Illiquid Securities	21
Reverse Repurchase Agreements	21
Securities of Other Investment Companies	21
Securities Lending	22
Small Cap/Special Equity Situation Securities	22
Ultrashort ETFs	23
U.S. Treasury Security Futures Contracts and Options	23
Warrants	24
When issued and Delayed Delivery Transactions	24
Zero coupon Securities	24
INVESTMENT RISKS	25
Global Intervention and Extreme Volatility	25
ADR and Domestically Traded Foreign Securities Risk	25
Call Risk	26
Concentration Risk	26
Counterparty Risk.	26
Credit Risk	26
Currency Risk	26
Derivative Contracts Risk	26
Diversification Risk	27
Equity Securities Risk	27
Exchange-Traded Funds Risk	27
Extension Risk	27
Foreign Custodial Services and Related Investment Costs Risk	28
Foreign Investment Risk	28
Index-Based Securities Risk	28
Interest Rate Risk	28
Investment Style Risk	28
Leverage Risk	29
Liquidity Risk	29
Manager Risk	29
Market Risk	29
Real Estate/REIT Risk	29
Securities Linked to the Real Estate Market Risk	30
Risks of Investing in Ultrashort ETFs Risk	30
Security Specific Risk	31
Small and Medium Size Company Risk	31
Unrated Securities Risk	31
INVESTMENT RESTRICTIONS	31
PORTFOLIO TURNOVER	33
WHO MANAGES AND PROVIDES SERVICES TO THE FUND?	33
Investment Advisor	38
VOTING PROXIES ON FUND PORTFOLIO SECURITIES	40
PORTFOLIO HOLDINGS INFORMATION	42
CODE OF ETHICS	44
SHAREHOLDER RIGHTS	47
DETERMINATION OF NET ASSET VALUE	50
TAXES	51
PERFORMANCE INFORMATION	55
FINANCIAL STATEMENTS	56
INVESTMENT RATINGS	56
APPENDIX	60
ADDRESSES	61

DEFINITIONS

For convenience, we will use the following terms throughout this SAI.

“Advisers Act”	--	Investment Advisers Act of 1940, as amended.
"Advisor"	--	Huntington Asset Advisors, Inc.
“Code”	--	Internal Revenue Code of 1986, as amended.
"Distributor"	--	Unified Financial Securities, Inc., the Trust's distributor.
"Fund"	--	Huntington Global Select Markets Fund covered by this SAI.
"Huntington Bank"	--	The Huntington National Bank, the administrator, fund accountant and custodian of the Funds.
"Independent Trustees"--	Trustees who are not "interested persons" of the Trust, as defined in the 1940 Act.
“Interested Trustees”	--	Trustees who are “interested persons” of the Trust, as defined in the 1940 Act.
“1940 Act”	--	The Investment Company Act of 1940, as amended.
"NRSRO"	--	Nationally Recognized Statistical Ratings Organization such as Moody’s Investor Service (Moody’s) or Standard & Poor's (S&P).
"Prospectus"	--	Each of the separate Prospectuses of the Funds.
“Trust”	The Huntington Funds.
“Unified”	Unified Fund Services, Inc. the Trust’s Sub-administrator, Transfer Agent and Dividend Disbursing Agent.

HOW IS THE FUND ORGANIZED?

This SAI covers the Huntington Global Select Markets Fund, a non-diversified portfolio of the Trust. The Trust was originally two separate Massachusetts business trusts: The Huntington Funds, established on February 10, 1987, and Huntington VA Funds, established on June 30, 1999 (together, the "Original Trusts").  The Original Trusts were reorganized into a single Delaware statutory trust retaining the name of The Huntington Funds on June 23, 2006.  The Trust is registered under the 1940 Act, as an open-end management investment company. The Trust may offer separate series of Shares representing interests in separate portfolios of securities. The Trust operates 36 separate series, or mutual funds, 24 retail portfolios and 12 variable annuity portfolios, each with its own investment objective and strategy. A separate Prospectus and Statement of Additional Information offer 12 variable annuity portfolios.  Effective July 29, 2009, the Trust added three funds – Huntington Balanced Allocation Fund, Huntington Conservative Allocation Fund and Huntington Growth Allocation Fund, and on December 28, 2009, the Trust added the Fund.

Much of the information contained in this SAI expands upon subjects discussed in the Fund’s Prospectus. No investment in units of beneficial interest (“Shares”) of the Fund should be made without first reading the Fund’s Prospectus.

The Board of Trustees (“Trustees”) has established two classes of Shares of the Fund: Class A Shares and Institutional Shares. This SAI relates only to those two classes of Shares.

SECURITIES IN WHICH THE FUND INVESTS

In pursuing its investment strategy, the Fund may invest in the following types of securities for any purpose that is consistent with the Fund’s investment goal. Following is a table that indicates which types of securities are:

P = Principal investment of the Fund;
A = Acceptable (but not principal) investment of the Fund; or
N = Not an acceptable investment of the Fund.

SECURITY TYPE	GLOBAL SELECT MARKETS FUND
Equity Securities
Common Stocks	P
Preferred Stocks	P
Real Estate Investment Trusts	P
Warrants	A
Other Business Organizations	A
Index-Based Securities/ETFs	A
Fixed Income Securities
Treasury Receipts	A
U.S. Treasury Obligations	P
U.S. Government Agency Securities	N
Bonds	A
Certificates of Deposit	A
Corporate Debt Securities	P
Commercial Paper	A
Demand Notes	A
Mortgage-backed Securities	N
Asset Backed Securities (Non-mortgage)	N
Zero Coupon Securities	P
Bankers' Acceptances	P
Investment Grade Securities	P
Non-Investment Grade Securities	A
Convertible Securities	P
Tax Exempt Securities
General Obligation Bonds	N
Special Revenue Bonds	N
Tax Exempt Commercial Paper	N
Tax Increment Financing Bonds	N
Municipal Notes	N
Variable Rate Instruments	N
Municipal Leases	N
Foreign Securities
American Depository Receipts	P
Currency Exchange Transactions	A
European Depository Receipts	P
Global Depository Receipts	P
Foreign Forward Currency Contracts	P
Foreign Exchange Contracts	P
Foreign Government Securities	P
Obligations of Supranational Agencies	A
Derivative Contracts
Options	P
Options on equities	P
Options on debt securities	P
Options on stock indices	P
Options on currencies	P
Options on futures	P
Options on stock index futures	P
Futures	P
Interest rate futures	P
Stock index futures	P
Foreign currency futures	P
Other commodity futures	P
Special Transactions
Repurchase Agreements	A
Reverse Repurchase Agreements	A
Delayed Delivery Transactions	A
Securities Lending	A
Illiquid Securities	A
Restricted Securities	A
Time Deposits	A
When-Issued Securities	A
Yankee Bonds	A
Investment Company Securities	P

INVESTMENT PRACTICES

The Prospectus for this Fund discusses the principal investment strategies of the Fund. Below you will find more detail about the types of investments and investment practices permitted by the Fund, as noted in the preceding table, including those which are not part of the Fund's principal investment strategy.

Adjustable Rate Notes

The categories of Fixed Income Securities and Tax Exempt Securities may include "adjustable rate notes," which include variable rate notes and floating rate notes. For money market fund purposes, a variable rate note is one whose terms provide for the readjustment of its interest rate on set dates and that, upon such readjustment, can reasonably be expected to have a market value that approximates its amortized cost; the degree to which a variable rate note's market value approximates its amortized cost subsequent to readjustment will depend on the frequency of the readjustment of the note's interest rate and the length of time that must elapse before the next readjustment. A floating rate note is one whose terms provide for the readjustment of its interest rate whenever a specified interest rate changes and that, at any time, can reasonably be expected to have a market value that approximates its amortized cost. Variable or floating rate securities may have provisions that allow them to be tendered back to remarketing agents at par value plus accrued interest.  Liquidity for these securities is provided by irrevocable letters of credit and stand-by purchase agreements. The absence of an active secondary market, however, could make it difficult for the Fund to dispose of a variable or floating rate note in the event the issuer of the note defaulted on its payment obligations and the Fund could, as a result or for other reasons, suffer a loss to the extent of the default. Variable or floating rate notes may be secured by bank letters of credit or insured as to payment of principal and interest. A demand instrument with a demand notice period exceeding seven days may be considered illiquid if there is no secondary market for such security. Such security will be subject to the Fund's limitation governing investments in "illiquid" securities, unless such notes are subject to a demand feature that will permit the Fund to receive payment of the principal within seven days of the Fund's demand. See "INVESTMENT RESTRICTIONS" below.

American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), Continental Depositary Receipts (CDRs) and Global Depositary Receipts (GDRs)

ADRs are securities, typically issued by a U.S. financial institution (a “depositary”), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depositary.  ADRs include American Depositary Shares and New York Shares.  EDRs, which are sometimes referred to as CDRs, are securities, typically issued by a non-U.S. financial institution, that evidence ownership interests in a security or a pool of securities issued by either a U.S. or foreign issuer.  GDRs are issued globally and evidence a similar ownership arrangement.  Generally, ADRs are designed for trading in the U.S. securities markets, EDRs are designed for trading in European securities markets and GDRs are designed for trading in non-U.S. securities markets.  ADRs, EDRs, CDRs and GDRs may be available for investment through “sponsored” or “unsponsored” facilities.  A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the receipt’s underlying security.  Holders of an unsponsored depositary receipt generally bear all the costs of the unsponsored facility.  The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through to the holders of the receipts voting rights with respect to the deposited securities.

Common Stock

Common stock is a type of equity security which represents an ownership interest in a corporation and the right to a portion of the assets of the corporation in the event of liquidation. This right, however, is subordinate to that of preferred stockholders and any creditors, including holders of debt issued by the corporation. Owners of common stock are generally entitled to vote on important matters. A corporation may pay dividends on common stock.

Convertible Securities

Convertible securities include fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer's underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of "usable" bonds and warrants or a combination of the features of several of these securities. The investment characteristics of each convertible security vary widely, which allows convertible securities to be employed for a variety of investment strategies. The Fund will exchange or convert the convertible securities held in its portfolio into shares of the underlying common stock when, in the Advisor's opinion, the investment characteristics of the underlying common shares will assist the Fund in achieving its investment objective. Otherwise the Fund may hold or trade convertible securities.

Corporate Debt (Including Bonds, Notes and Debentures)

Corporate debt includes any obligation of a corporation to repay a borrowed amount at maturity and usually to pay the holder interest at specific intervals. Corporate debt can have a long or short maturity and is often rated by one or more NRSROs. See the Appendix to this SAI for a description of these ratings.

In addition, the credit risk of an issuer’s debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities.  This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities.  In addition, in the event of bankruptcy, holders of senior securities may receive amounts otherwise payable to the holders of subordinated securities.  Some subordinated securities, such as trust preferred and capital securities notes, also permit the issuer to defer payments under certain circumstances.  For example, insurance companies issue securities known as surplus notes that permit the insurance company to defer any payment that would reduce its capital below regulatory requirements.

Defensive Investments

At times the Advisor may determine that conditions in securities markets may make pursuing the Fund's principal investment strategies inconsistent with the best interests of the Fund's shareholders. At such times, the Advisor may temporarily use alternative strategies, primarily designed to reduce fluctuations in the value of the Fund's assets. In implementing these temporary "defensive" strategies, the Fund may temporarily place all or a portion of its assets in cash, U.S. Government securities, debt securities which the Advisor considers to be of comparable quality to the acceptable investments of the Fund and other investments which the Advisor considers consistent with such strategies.

Derivative Contracts

Derivative contracts are financial instruments that require payments based upon changes in the values of designated (or underlying) securities, currencies, commodities, financial indices or other assets. Some derivative contracts (such as futures, forwards and options) require payments relating to a future trade involving the underlying asset. Other derivative contracts (such as swaps) require payments relating to the income or returns from the underlying asset. The other party to a derivative contract is referred to as a counterparty.

Depending upon how the Fund uses derivative contracts and the relationships between the market value of a derivative contract and the underlying asset, derivative contracts may increase or decrease the Fund’s exposure to interest rate and currency risks, and may also expose the Fund to liquidity and leverage risks. OTC contracts also expose the Fund to credit risks in the event that a counterparty defaults on the contract.

Equity Securities

Equity securities include both foreign and domestic common stocks, preferred stocks, securities convertible or exchangeable into common or preferred stocks, and other securities which the Advisor believes have common stock characteristics, such as rights and warrants.

Exchange-Traded Commodity Funds (ETCFs)

ETCFs invest in commodities, either directly or through derivative contracts and are treated as partnerships or grantor trusts for U.S. tax purposes. ETCFs may invest in a single commodity (such as gold) or manage a pool of derivative contracts that tracks a commodity index (such as the Dow Jones-AIG Commodity Index).

Exchange-Traded Funds

The Fund may invest in exchange traded funds (ETFs) as an efficient means of carrying out its investment strategies. As with traditional mutual funds, ETFs charge asset-based fees, although these fees tend to be relatively low. ETFs are traded on stock exchanges or on the over-the-counter market. ETFs do not charge initial sales charges or redemption fees and investors pay only customary brokerage fees to buy and sell ETF shares.

Fixed Income Securities

Fixed income securities include corporate debt securities, U.S. Government securities and any other securities which provide a stream of fixed payments to the holder.

Foreign Currency Options (also see "Options")

Options on foreign currencies operate similarly to options on securities, and are traded primarily in the over-the-counter market (so-called "OTC options"), although options on foreign currencies have recently been listed on several exchanges. Options will be purchased or written only when the Advisor believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. Options on foreign currencies are affected by all of those factors which influence exchange rates and investments generally.

Purchases and sales of options may be used to increase current return. They are also used in connection with hedging transactions. See "Foreign Currency Transactions."

Writing covered call options on currencies may offset some of the costs of hedging against fluctuations in currency exchange rates. For transaction hedging purposes the Fund may also purchase exchange-listed and OTC put and call options on foreign currency futures contracts and on foreign currencies. A put option on a futures contract gives the Fund the right to assume a short position in the futures contract until expiration of the option. A call option on a futures contract gives the Fund the right to assume a long position in the futures contract until the expiration of the option.

The value of a foreign currency option is dependent upon the value of the foreign currency and the U.S. dollar, and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the U.S. options markets. Options contracts are generally valued at the mean of the bid and asked price as reported on the highest-volume exchange (in terms of the number of option contracts traded for that issue) on which such options are traded.

Foreign Currency Transactions

Foreign currency transactions include purchasing and selling foreign currencies, entering into forward or futures contracts to purchase or sell foreign currencies (see "Forward Foreign Currency and Foreign Currency Futures Contracts"), and purchasing and selling options on foreign currencies (see "Foreign Currency Options"). Foreign currency transactions may be used to hedge against uncertainty in the level of future foreign currency exchange rates and to increase current return.

Purchases and sales of foreign currencies on a spot basis are used to increase current return. They are also used in connection with both "transaction hedging" and "position hedging."

Transaction hedging involves entering into foreign currency transactions with respect to specific receivables or payables generally arising in connection with the purchase or sale of portfolio securities. Transaction hedging is used to "lock in" the U.S. dollar price of a security to be purchased or sold, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. The goal is to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

Position hedging involves entering into foreign currency transactions either to protect against: (i) a decline in the value of a foreign currency in which a security held or to be sold is denominated; or (ii) an increase in the value of a foreign currency in which a security to be purchased is denominated. In connection with position hedging, the Fund may purchase put or call options on foreign currency and foreign currency futures contracts and buy or sell forward contracts and foreign currency futures contracts.

Neither transaction nor position hedging eliminates fluctuations in the underlying prices of the securities which the Fund owns or intends to purchase or sell. They simply establish a rate of exchange which can be achieved at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain which might result from the increase in the value of such currency.

Hedging transactions are subject to correlation risk due to the fact that the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be perfectly matched. This is because the future value of such securities in foreign currencies will change as a consequence of market movements in the values of those securities between the dates the currency exchange transactions are entered into and the dates they mature.

Forward Foreign Currency and Foreign Currency Futures Contracts

A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Foreign currency futures contracts traded in the United States are designed by and traded on exchanges regulated by the Commodity Futures Trading Commission (CFTC), such as the New York Mercantile Exchange.

Forward foreign currency contracts differ from foreign currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward foreign currency contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

At the maturity of a forward or futures contract, the Fund may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

Forward foreign currency contracts and foreign currency futures contracts can be used to increase current return. They are also used in connection with both "transaction hedging" and "position hedging." See "Foreign Currency Transactions."

Among the risks of using foreign currency futures contracts is the fact that positions in these contracts (and any related options) may be closed out only on an exchange or board of trade which provides a secondary market. Although it is intended that any Fund using foreign currency futures contracts and related options will only purchase or sell them on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or option or at any particular time. In such event, it may not be possible to close a futures or related option position and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin on its futures positions.

In addition, it is impossible to forecast with precision the market value of a security at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security being hedged is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the hedged portfolio security if the market value of such security exceeds the amount of foreign currency the Fund is obligated to deliver.

Margin payments. When the Fund purchases or sells a futures contract, it is required to deposit with its custodian an amount of cash or U.S. Treasury bills up to 5% of the amount of the futures contract. This amount is known as "initial margin." The nature of initial margin is different from that of margin in security transactions in that it does not involve borrowing money to finance transactions. Rather, initial margin is similar to a performance bond or good faith deposit that is returned to the Fund upon termination of the contract, assuming the Fund satisfies its contractual obligation.

Subsequent payments to and from the broker occur on a daily basis in a process known as "marking to market." These payments are called "variation margin," and are made as the value of the underlying futures contract fluctuates. For example, when the Fund sells a futures contract and the price of the underlying currency rises above the delivery price, the Fund's position declines in value. The Fund then pays a broker a variation margin payment equal to the difference between the delivery price of the futures contract and the market price of the currency underlying the futures contract. Conversely, if the price of the underlying currency falls below the delivery price of the contract, the Fund's futures position increases in value. The broker then must make a variation margin payment equal to the difference between the delivery price of the futures contract and the market price of the currency underlying the futures contract.

When the Fund terminates a position in a futures contract, a final determination of variation margin is made, additional cash is paid by or to the Fund, and the Fund realizes a loss or gain. Such closing transactions involve additional commission costs.

Foreign Government Securities

Foreign government securities generally consist of fixed income securities supported by national, state or provincial governments or similar political subdivisions. Foreign government securities also include debt obligations of supranational entities, such as international organizations designed or supported by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. Examples of these include, but are not limited to, the International Bank for Reconstruction and Development (the World Bank), the Asian Development Bank, the European Investment Bank and the Inter-American Development Bank.

Foreign government securities also include fixed income securities of quasi-governmental agencies that are either issued by entities owned by a national, state or equivalent government or are obligations of a political unit that are not backed by the national government’s full faith and credit.

Foreign Securities (including Emerging Markets)

Foreign securities are those securities which are issued by companies located outside the United States and principally traded in foreign markets. This includes equity and debt securities of foreign entities and obligations of foreign branches of U.S. and foreign banks. Permissible investments may consist of obligations of foreign branches of U.S. banks and foreign or domestic branches of foreign banks, including European Certificates of Deposit, European Time Deposits, Canadian Time Deposits and Yankee Certificates of Deposit, and investments in Canadian Commercial Paper, foreign securities and europaper. In addition, the Fund may invest in depositary receipts. The Fund may also invest in securities issued or guaranteed by foreign corporations or foreign governments, their political subdivisions, agencies or instrumentalities and obligations of supranational entities such as the World Bank and the Asian Development Bank. Investment in foreign securities is subject to a number of special risks.

Since foreign securities are normally denominated and traded in foreign currencies, the value of the Fund's assets invested in such securities may be affected favorably or unfavorably by currency exchange rates and exchange control regulation. Exchange rates with respect to certain currencies may be particularly volatile. Additionally, although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (the "spread") between prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer. For additional information see “Foreign Currency Transactions.”

There may be less information publicly available about a foreign company than about a U.S. company, and foreign companies are not generally subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign companies are less liquid and at times more volatile than securities of comparable U.S. companies. Foreign brokerage commissions and other fees are also generally higher than in the United States. Foreign settlement procedures and trade regulations may involve certain risks (such as delays in payment or delivery of securities or in the recovery of the Fund's assets held abroad) and expenses not present in the settlement of domestic investments.

In addition, with respect to certain foreign countries, there is a possibility of nationalization or expropriation of assets, confiscatory taxation, political or financial instability and diplomatic developments which could affect the value of investments in those countries. In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the United States or other countries. The laws of some foreign countries may limit the Fund's ability to invest in securities of certain issuers located in those countries. Special tax considerations apply to foreign securities.

The Fund may invest in the securities of emerging market issuers. Investing in emerging market securities involves risks which are in addition to the usual risks inherent in foreign investments. Some emerging markets countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. Further, certain currencies may not be traded internationally. Certain of these currencies have experienced a steady devaluation relative to the U.S. dollar. Any devaluation in the currencies in which the Fund's securities are denominated may have a detrimental impact on the Fund.

Some countries with emerging securities markets have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuation in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain countries. Moreover, the economies of some countries may differ favorably or unfavorably from the U.S. economy in such respects as rate of growth of gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency, number and depth of industries forming the economy's base, governmental controls and investment restrictions that are subject to political change and balance of payments position. Further, there may be greater difficulties or restrictions with respect to investments made in emerging markets countries.

Emerging markets typically have substantially less volume than U.S. markets. In addition, securities in many such markets are less liquid, and their prices often are more volatile, than securities of comparable U.S. companies. Such markets often have different clearance and settlement procedures for securities transactions, and in some markets there have been times when settlements have been unable to keep pace with the volume of transactions, making it difficult to conduct transactions. Delays in settlement could result in temporary periods when assets may be uninvested. Settlement problems in emerging markets countries also could cause the Fund to miss attractive investment opportunities. Satisfactory custodial services may not be available in some emerging markets countries, which may result in the Fund incurring additional costs and delays in the transportation and custody of such securities.

Futures Contracts and Options on Futures Contracts

A futures contract is a binding contractual commitment which, if held to maturity, will result in an obligation to make or accept delivery of a security at a specified future time and price. By purchasing futures (assuming a "long" position) the Fund will legally obligate itself to accept the future delivery of the underlying security and pay the agreed price. By selling futures (assuming a "short" position) it will legally obligate itself to make the future delivery of the security against payment of the agreed price. Open futures positions on debt securities will be valued at the most recent settlement price, unless that price does not in the judgment of the Trustees reflect the fair value of the contract, in which case the positions will be valued by or under the direction of the Trustees. Positions taken in the futures markets are not normally held to maturity, but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures positions taken by the Fund will usually be liquidated in this manner, the Fund may instead make or take delivery of the underlying securities whenever it appears economically advantageous to the Fund to do so. A clearing corporation associated with the exchange on which futures are traded assumes responsibility for such closing transactions and guarantees that the Fund's sale and purchase obligations under closed-out positions will be performed at the termination of the contract.  Futures contracts are considered to be commodity contracts. The Huntington Funds have claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and, therefore, are not subject to registration or regulation as a commodity pool operator under the Act.

Hedging by use of futures on debt securities seeks to establish more certainly than would otherwise be possible the effective rate of return on portfolio securities. The Fund may, for example, take a "short" position in the futures market by selling contracts for the future delivery of debt securities held by the Fund (or securities having characteristics similar to those held by the Fund) in order to hedge against an anticipated rise in interest rates that would adversely affect the value of the Fund's portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities may be offset by appreciation in the value of the futures position.

On other occasions, the Fund may take a "long" position by purchasing futures on debt securities. This would be done, for example, when the Advisor expects to purchase for the Fund particular securities when it has the necessary cash, but expects the rate of return available in the securities markets at that time to be less favorable than rates currently available in the futures markets. If the anticipated rise in the price of the securities should occur (with its concomitant reduction in yield), the increased cost to the Fund of purchasing the securities may be offset by the rise in the value of the futures position taken in anticipation of the subsequent securities purchase.

Successful use by the Fund of futures contracts on debt securities is subject to the Advisor's ability to predict correctly movements in the direction of interest rates and other factors affecting markets for debt securities. For example, if the Fund has hedged against the possibility of an increase in interest rates which would adversely affect the market prices of debt securities held by it and the prices of such securities increase instead, the Fund will lose part or all of the benefit of the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily margin maintenance requirements. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

The Fund may purchase and write put and call options on debt futures contracts, as they become available. Such options are similar to options on securities except that options on futures contracts give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. As with options on securities, the holder or writer of an option may terminate its position by selling or purchasing an option of the same series. There is no guarantee that such closing transactions can be effected. The Fund will be required to deposit initial margin and variation margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements, and, in addition, net option premiums received will be included as initial margin deposits. See "Margin Payments" below. Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options plus transactions costs. However, there may be circumstances when the purchases of call or put options on a futures contract would result in a loss to the Fund when the purchase or sale of the futures contracts would not, such as when there is no movement in the prices of debt securities. The writing of a put or call option on a futures contract involves risks similar to those risks relating to the purchase or sale of futures contracts.

Liquidity risks. Positions in futures contracts may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Trust intends to purchase or sell futures only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. If there is not a liquid secondary market at a particular time, it may not be possible to close a futures position at such time and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. However, in the event financial futures are used to hedge portfolio securities, such securities will not generally be sold until the financial futures can be terminated. In such circumstances, an increase in the price of the portfolio securities, if any, may partially or completely offset losses on the financial futures.

In addition to the risks that apply to all options transactions, there are several special risks relating to options on futures contracts. The ability to establish and close out positions in such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that such a market will develop. Although the Fund generally will purchase only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. In the event no such market exists for particular options, it might not be possible to effect closing transactions in such options, with the result that the Fund would have to exercise the options in order to realize any profit.

Hedging risks. There are several risks in connection with the use by the Fund of futures contracts and related options as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and options and movements in the prices of securities which are the subject of the hedge. The Advisor will, however, attempt to reduce this risk by purchasing and selling, to the extent possible, futures contracts and related options on securities and indices the movements of which will, in its judgment, correlate closely with movements in the prices of the portfolio securities sought to be hedged.

Successful use of futures contracts and options by the Fund for hedging purposes is also subject to the Advisor's ability to predict correctly movements in the direction of the market. It is possible that, where the Fund has purchased puts on futures contracts to hedge its portfolio against a decline in the market, the securities or index on which the puts are purchased may increase in value and the value of securities held in the portfolio may decline. If this occurred, the Fund would lose money on the puts and also experience a decline in value in its portfolio securities. In addition, the prices of futures, for a number of reasons, may not correlate perfectly with movements in the underlying securities or index due to certain market distortions. First, all participants in the futures market are subject to margin deposit requirements. Such requirements may cause investors to close futures contracts through offsetting transactions which could distort the normal relationship between the underlying security or index and futures markets. Second, the margin requirements in the futures markets are less onerous than margin requirements in the securities markets in general, and as a result the futures markets may attract more speculators than the securities markets do. Increased participation by speculators in the futures markets may also cause temporary price distortions. Due to the possibility of price distortion, even a correct forecast of general market trends by the Advisor may still not result in a successful hedging transaction over a very short time period.

Other risks. The Fund will incur brokerage fees in connection with its futures and options transactions. In addition, while futures contracts and options on futures will be purchased and sold to reduce certain risks, those transactions themselves entail certain other risks. Thus, while the Fund may benefit from the use of futures and related options, unanticipated changes in interest rates or stock price movements may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions. Moreover, in the event of an imperfect correlation between the futures position and the portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss.

Index-Based Securities

Index-based securities, such as Standard & Poor's Depository Receipts (“SPDRs”), NASDAQ-100 Index Tracking Stock (“NASDAQ 100s”), World Equity Benchmark Shares (“WEBS”), and Dow Jones DIAMONDS (“Diamonds”), are usually interests in a unit investment trust (“UIT”) that may be obtained from the UIT or purchased in the secondary market. SPDRs, NASDAQ 100s and DIAMONDS are listed on the American Stock Exchange. In some cases, index-based securities may be organized as open-end management investment companies that issue redeemable shares, and therefore, operate like other mutual funds (“Exchange-Traded Funds or ETFs”).

A UIT will generally issue index-based securities in aggregations of 50,000 known as "Creation Units" in exchange for a "Portfolio Deposit" consisting of (a) a portfolio of securities substantially similar to the component securities (Index Securities) of the applicable index  (Index), (b) a cash payment equal to a pro rata portion of the dividends accrued on the UIT's portfolio securities since the last dividend payment by the UIT, net of expenses and liabilities, and (c) a cash payment or credit (Balancing Amount) designed to equalize the NAV of the Index and the NAV of a Portfolio Deposit.

Index-based securities are not individually redeemable, except upon termination of the UIT. To redeem, the portfolio must accumulate enough index-based securities to reconstitute a Creation Unit (large aggregations of a particular index-based security). The liquidity of small holdings of index-based securities, therefore, will depend upon the existence of a secondary market. Upon redemption of a Creation Unit, the portfolio will receive Index Securities and cash identical to the Portfolio Deposit required of an investor wishing to purchase a Creation Unit that day.

The price of index-based securities is derived and based upon the securities held by the UIT. Accordingly, the level of risk involved in the purchase or sale of index-based securities is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for index-based securities is based on a basket of stocks. Disruptions in the markets for the securities underlying index-based securities purchased or sold by the Portfolio could result in losses on index-based securities. Trading in index-based securities involves risks similar to those risks, described above under "Options," involved in the writing of options on securities.

Index Futures Contracts and Options on Index Futures Contracts

A debt index futures contract is a contract to buy or sell units of a specified debt index at a specified future date at a price agreed upon when the contract is made. A unit is the current value of the index. A stock index futures contract is a contract to buy or sell units of a stock index at a specified future date at a price agreed upon when the contract is made. A unit is the current value of the stock index.

The following example illustrates generally the manner in which index futures contracts operate. The Standard & Poor's 100 Stock Index (S&P 100) is composed of 100 selected common stocks, most of which are listed on the New York Stock Exchange (NYSE). The S&P 100 assigns relative weightings to the common stocks included in the Index, and the Index fluctuates with changes in the market values of those common stocks. In the case of the S&P 100, contracts are to buy or sell 100 units. Thus, if the value of the S&P 100 were $180, one contract would be worth $18,000 (100 units X $180). The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. For example, if the Fund enters into a futures contract to buy 100 units of the S&P 100 at a specified future date at a contract price of $180 and the S&P 100 is at $184 on that future date, the Fund will gain $400 (100 units X gain of $4). If the Fund enters into a futures contract to sell 100 units of the stock index at a specified future date at a contract price of $180 and the S&P 100 is at $182 on that future date, the Fund will lose $200 (100 units X loss of $2). The Fund may purchase or sell futures contracts with respect to any stock index. Positions in index futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures.

Purchases and sales of index futures may be used to hedge an investment. To hedge an investment successfully, however, the Fund must invest in futures contracts with respect to indices or sub-indices the movements of which will have a significant correlation with movements in the prices of the Fund's securities.

Options on index futures contracts are similar to options on securities except that options on index futures contracts give the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the holder assumes the underlying futures position and receives a variation margin payment of cash or securities approximating the increase in the value of the holder's option position. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement is made entirely in cash based on the difference between the exercise price of the option and the closing level of the index on which the futures contract is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

As an alternative to purchasing call and put options on index futures contracts, the Fund may purchase put and call options on the underlying indices themselves to the extent that such options are traded on national securities exchanges. Index options are similar to options on individual securities in that the purchaser of an index option acquires the right to buy, and the writer undertakes the obligation to sell, an index at a stated exercise price during the term of the option. Instead of giving the right to take or make actual delivery of securities, the holder of an index option has the right to receive a cash "exercise settlement amount." This amount is equal to the amount by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of the exercise, multiplied by a fixed "index multiplier." The Fund will enter into an option position only if there appears to be a liquid secondary market for such options.

The Fund will not engage in transactions in options on stock indices for speculative purposes but only to protect appreciation attained, to offset capital losses and to take advantage of the liquidity available in the option markets. The aggregate premium paid on all options on stock indices will not exceed 20% of the Fund's total assets.

Inflation-Protected Securities

Inflation-protected securities are fixed-income securities whose principal value or interest rate is adjusted periodically according to changes in a specific price index (such as the Consumer Price Index).  If the price index falls (deflation), the principal value or interest rate of the securities will be adjusted downward, and, consequently, the interest payable on these securities will be reduced. U.S. Treasury Inflation-Protected Securities, also known as “TIPs,” are adjusted as to principal; repayment of the original principal upon maturity of the security is guaranteed if the security is purchased when originally issued. With respect to other types of inflation-protected securities that are adjusted to the principal amount, the adjusted principal value of the security repaid at maturity may be less than the original principal. Most other types of inflation-protected securities, however, are adjusted with respect to the interest rate, which has a minimum of 0%, and the principal value does not change.

Interests in Other Business Organizations

Entities such as limited partnerships, limited liability companies, business trusts and companies organized outside the United States may issue securities comparable to common or preferred stock. Limited partnerships are partnerships consisting of one or more general partners, by whom the business is conducted, and one or more limited partners who contribute capital to the partnership. Limited liability companies frequently consist of one or more managing members, by whom the business is conducted, and other members who contribute capital to the company. Limited partners and members of limited liability companies generally are not liable for the debts of the partnership beyond their capital contributions or commitments. Limited partners and non-managing members are not involved in the day-to-day management of the partnership or limited liability company. They receive income and capital gains from the partnership or company in accordance with the terms established in the partnership or operating agreement. Typical limited partnerships and limited liability companies are involved in real estate, oil and gas, and equipment leasing, but they also finance movies, research and development, and other projects.

For an organization classified as a partnership under the Code (including most limited partnerships and limited liabilities companies), each item of income, gain, loss, deduction and credit is not taxed at the partnership level but flows through with the same character to the partners or members. This allows the partnership to avoid double taxation.

A master limited partnership (MLP) is a publicly traded limited partnership or limited liability company. MLPs combine the tax advantages of a partnership with the liquidity of a publicly traded security. MLPs must limit their operations to avoid being taxed as corporations under the Code.

Investment in Securities of Other Investment Companies

The Fund may invest its assets in securities of other investment companies (“Acquired Funds”), including ETFs and the securities of affiliated money market funds, as an efficient means of carrying out its investment policies and managing its uninvested cash. The Fund’s shareholders indirectly bear the expenses of the Acquired Funds in which the Fund invests.

Money Market Instruments

Except where otherwise noted, all of the Fund may, for temporary defensive or liquidity purposes, invest up to 100% of its assets in money market instruments.

Commercial Paper and Variable Amount Master Demand Notes

Consistent with its investment objective, policies, and restrictions, the Fund may invest in commercial paper (including Section 4(2) commercial paper) and variable amount master demand notes. Commercial paper consists of unsecured promissory notes issued by corporations normally having maturities of 270 days or less and rates of return which are fixed. These investments may include Canadian Commercial Paper, which is U.S. dollar denominated commercial paper issued by a Canadian corporation or a Canadian counterpart of a U.S. corporation, and europaper, which is U.S. dollar denominated commercial paper of a foreign issuer.

Variable amount master demand notes are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Because master demand notes are direct lending arrangements between the Fund and the issuer, they are not normally traded. Although there is no secondary market in the notes, the Fund may demand payment of principal and accrued interest at any time. A variable amount master demand note will be deemed to have a maturity equal to the longer of the period of time remaining until the next readjustment of its interest rate or the period of time remaining until the principal amount can be recovered from the issuer through demand.

Bank Obligations

Bank obligations are short-term obligations issued by U.S. and foreign banks, including bankers' acceptances, certificates of deposit, time deposits and similar securities.

Bankers' acceptances are negotiable drafts or bills of exchange typically drawn by an importer or exporter to pay for specific merchandise that are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Investments in bankers' acceptances will be limited to those guaranteed by domestic and foreign banks having, at the time of investment, total assets of $1 billion or more (as of the date of the institution's most recently published financial statements).

Certificates of deposit and time deposits represent funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return.

Investments in certificates of deposit and time deposits may include Eurodollar Certificates of Deposit, which are U.S. dollar denominated certificates of deposit issued by offices of foreign and domestic banks located outside the United States, Yankee Certificates of Deposit, which are certificates of deposit issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the United States, Eurodollar Time Deposits, which are U.S. dollar denominated deposits in a foreign branch of a U.S. bank or a foreign bank, and Canadian Time Deposits, which are U.S. dollar denominated certificates of deposit issued by Canadian offices of major Canadian banks. All investments in certificates of deposit and time deposits will be limited to those (a) of domestic and foreign banks and savings and loan associations which, at the time of investment, have total assets of $1 billion or more (as of the date of the institution's most recently published financial statements) or (b) the principal amount of which is insured by the Federal Deposit Insurance Corporation.

Other money market instruments may include: obligations (certificates of deposit, time deposits, bank master notes, and bankers' acceptances) of thrift institutions, and savings and loans, provided that such institutions have total assets of $1 billion or more as shown on their last published financial statements at the time of investment; short-term corporate obligations rated within the three highest rating categories by an NRSRO (e.g., at least A by S&P or A by Moody's) at the time of investment, or, if not rated, determined by the Advisor to be of comparable quality; general obligations issued by the U.S. Government and backed by its full faith and credit, receipts, including Treasury Receipts, Treasury Income Growth Receipts and Certificates of Accrual on Treasuries; repurchase agreements involving such obligations; money market funds, and foreign commercial paper.

Money Market Mutual Funds

Except under limited circumstances or pursuant to an exemptive relief from the Securities and Exchange Commission (SEC), the Fund may not invest more than 10% of its total assets at any one time in the shares of other funds, 5% of its total assets in the shares of any one mutual fund, or own more than 3% of the shares of any one fund. When the Fund invests in the shares of other mutual funds, investment advisory and other fees will apply, and the investment's yield will be reduced accordingly.

Pursuant to an exemptive order, dated July 24, 2001, received from the SEC, the Fund may invest up to 25% of its total assets in Interfund Shares of the Huntington Money Market Fund subject to Subchapter M as described under “Taxes” section below.

Non-Investment Grade Securities

The fixed income securities in which the Fund invests may be rated BB+ or lower by Standard & Poor’s or Ba or lower by Moody’s (referred to as “junk bonds”). Securities rated below investment grade generally entail greater interest rate, liquidity and credit risks than investment grade securities.

Options

A call option gives the purchaser of the option the right to buy a security at a stated price from the writer (seller) of the option. A put option gives the purchaser of the option the right to sell a security at a stated price to the writer of the option. In a covered call option, during the option period the writer owns the security (or a comparable security sufficient to satisfy securities exchange requirements) which may be sold pursuant to the option. In a covered put option, the writer holds cash and/or short-term debt instruments sufficient in an amount equal to the exercise price of the option. In addition, a put or call option will be considered covered if and to the extent that some or all of the risk of the option has been offset by another option. The Fund may write combinations of covered puts and calls on the same underlying security.

In general, the Fund may write options in an attempt to increase returns or purchase options for hedging purposes.

The premium received from writing a put or call option increases the Fund's return on the underlying security in the event that the option expires unexercised or is closed out at a profit. The amount of the premium reflects, among other things, the relationship between the exercise price and the current market value of the underlying security, the volatility of the underlying security, the amount of time remaining until expiration, current interest rates, and the effect of supply and demand in the options market and in the market for the underlying security. A put option locks in the price at which the Fund may sell a security it holds, thus hedging against market declines and a call option locks in the price at which the Fund may purchase a security, thus hedging against inflation. Such protection is provided during the life of the put option since the Fund, as holder of the option, is able to sell the underlying security at the option's exercise price regardless of any decline in the underlying security's market price.

By writing a call option, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option but continues to bear the risk of a decline in the value of the underlying security. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss unless the security substantially appreciates in value.

The Fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction, in which it purchases an offsetting option. The Fund realizes a profit or loss from a closing transaction if the cost of the transaction (option premium plus transaction costs) is less or more than the premium received from writing the option. Because increases in the market price of a call option generally reflect increases in the market price of the security underlying the option, any loss resulting from a closing purchase transaction may be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund.

In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner the Fund will reduce any profit it might otherwise have realized from appreciation of the underlying security by the premium paid for the put option and by transaction costs.

In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs.

Those Funds that are authorized to write or purchase put and call options must cover such options.

The successful use of options depends on the ability of the Advisor to forecast interest rate and market movements. For example, if the Fund were to write a call option based on the Advisor's expectation that the price of the underlying security will fall, but the price rises instead, the Fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if the Fund were to write a put option based on the Advisor's expectations that the price of the underlying security will rise, but the price falls instead, the Fund could be required to purchase the security upon exercise at a price higher than the current market price.

When the Fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction with respect to the option during the life of the option. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. This contrasts with an investment by the Fund in the underlying security, since the Fund will not lose any of its investment in such security if the price does not change.

The use of options also involves the risk of imperfect correlation between movements in option prices and movements in the value of the underlying securities.

The effective use of options also depends on the Fund's ability to terminate option positions at times when the Advisor deems it desirable to do so. Although the Fund will take an option position only if the Advisor believes there is a liquid secondary market for the option, there is no assurance that the Fund will be able to effect closing transaction at any particular time or at an acceptable price.

The Fund generally expects that its options transactions will be conducted on recognized exchanges. In certain instances, however, the Fund may purchase and sell options in the OTC markets. The Fund's ability to terminate options in the OTC market may be more limited than for exchange-traded options and may also involve the risk that securities dealers participating in such transactions would be unable to meet their obligations to the Fund. The Fund will, however, engage in OTC market transactions only when appropriate exchange-traded transactions are unavailable and when, in the opinion of the Advisor, the pricing mechanism and liquidity of the OTC market is satisfactory and the participants are responsible parties likely to meet their contractual obligations.

If a secondary trading market in options were to become unavailable, the Fund could no longer engage in closing transactions. Lack of investor interest might adversely affect the liquidity of the market for particular options or series of options. A market may discontinue trading a particular option or options generally. In addition, a market could become temporarily unavailable if unusual events – such as volume in excess of trading or clearing capability – were to interrupt its normal operations.

A market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. For example, if an underlying security ceases to meet qualifications imposed by the market or the Options Clearing Corporation, new series of options on that security will no longer be opened to replace expiring series, and opening transactions in existing series may be prohibited. If an options market were to become unavailable, the Fund as a holder of an option would be able to realize profits or limit losses only by exercising the option, and the Fund, as option writer, would remain obligated under the option until expiration.

Disruptions in the markets for the securities underlying options purchased or sold by the Fund could result in losses on the options. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, the Fund as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with considerable losses if trading in the security reopens at a substantially different price. In addition, the Options Clearing Corporation or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at the time when trading in the option has also been halted, the Fund as a purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If the Options Clearing Corporation were to determine that the available supply of an underlying security appears insufficient to permit delivery by the writers of all outstanding calls in the event of exercise, it may prohibit indefinitely the exercise of put options by holders who would be unable to deliver the underlying interest. The Fund, as holder of such a put option, could lose its entire investment if the prohibition remained in effect until the put option's expiration and the Fund was unable either to acquire the underlying security or sell the put option in the market.

Special risks are presented by internationally-traded options. Because of time differences between the United States and various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when U.S. markets are closed. As a result, the option premium may not reflect the current prices of the underlying interest in the United States.

An exchange-listed option may be closed out only on an exchange which provides a secondary market for an option of the same series. There is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. If no secondary market were to exist, it would be impossible to enter into a closing transaction to close out an option position. As a result, the Fund may be forced to continue to hold, or to purchase at a fixed price, a security on which it has sold an option at a time when the Advisor believes it is inadvisable to do so.

Higher than anticipated trading activity or order flow or other unforeseen events might cause the Options Clearing Corporation or an exchange to institute special trading procedures or restrictions that might restrict the Fund's use of options. The exchanges have established limitations on the maximum number of calls and puts of each class that may be held or written by an investor or group of investors acting in concert. It is possible that the Trust and other clients of the Advisor may be considered such a group. These position limits may restrict the Trust's ability to purchase or sell options on particular securities. Options which are not traded on national securities exchanges may be closed out only with the other party to the option transaction. For that reason, it may be more difficult to close out unlisted options than listed options. Furthermore, unlisted options are not subject to the protection afforded purchasers of listed options by the Options Clearing Corporation.

Preferred Stock

Preferred stock is a type of equity security which represents an ownership interest in a corporation and the right to a portion of the assets of the corporation in the event of a liquidation. This right, however, is subordinate to that of any creditors, including holders of debt issued by the corporation. Owners of preferred stock ordinarily do not have voting rights, but are entitled to dividends at a specified rate.

Real Estate Investment Trusts (REITs)

REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interest. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling property that has appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. The real property and mortgages serving as investment vehicles for REITs may be either residential or commercial in nature and may include healthcare facilities. Similar to investment companies, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. Such tax requirements limit a REITs’ ability to respond to changes in the commercial real estate market.

Investments in REITs are subject to the same risks as direct investments in real estate. Real estate values rise and fall in response to many factors, including local, regional and national economic conditions, the demand for rental property, and interest rates. In addition, REITs may have limited financial resources, may trade less frequently and in limited volume and may be more volatile than other securities.

Repurchase Agreements

Repurchase agreements are agreements through which banks, broker-dealers and other financial institutions approved by the Trustees, sell securities (usually U.S. Government securities) to the Fund and agree to repurchase those securities at a specified price and time (usually not more than seven days from the original sale). The seller's obligation to pay the repurchase price is secured by the securities to be repurchased. These securities are required to be held by the Fund, its custodian or a third-party custodian. In order to protect the Fund's interest, collateral securities must have a value of at least 100% of the resale price at all times. (The seller must provide additional collateral in the event that this condition is not met). In general, the Advisor will require collateral securities to have a value of at least 102% of the resale price at the time the repurchase agreement is made. The collateral is marked to market on a daily basis, thus enabling the Advisor to determine when to request additional collateral from the seller.

If a seller defaults on its repurchase obligation, the Fund could realize a loss on the sale of the underlying securities to the extent that the proceeds of the sale (including accrued interest) are less than the resale price. In addition, even though the U.S. Bankruptcy Code provides protection to the Fund if the seller becomes bankrupt or insolvent, the Fund may suffer losses in such event.

Restricted and Illiquid Securities

Restricted securities are any securities which are subject to restriction on resale under federal securities law, including commercial paper issued in reliance on the exemption from registration afforded by Section 4(2) of the Securities Act of 1933. Illiquid securities are any securities for which there is a limited trading market and may, therefore, be difficult to sell at market value. Because restricted and illiquid securities may be difficult to sell at an acceptable price, they may be subject to greater volatility and may result in a loss to the Fund.

Section 4(2) commercial paper is generally sold to institutional investors, such as mutual funds, who agree that they are purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) commercial paper is normally resold to other institutional investors through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) commercial paper, thus providing liquidity. The Trust believes that Section 4(2) commercial paper and possibly certain other restricted securities which meet the criteria for liquidity established by the Trustees are quite liquid. The Trust may treat these securities as liquid and not subject to the investment limitation applicable to illiquid securities. In addition, because Section 4(2) commercial paper is liquid, the Trust intends not to subject such paper to any limitation applicable to restricted securities.

Reverse Repurchase Agreements

The Fund may borrow funds for temporary purposes by entering into reverse repurchase agreements, provided such action is consistent with the Fund's investment objective and fundamental investment restrictions; as a matter of non fundamental policy, the Fund intends to limit total borrowings under reverse repurchase agreements to no more than 10% of the value of its total assets. Pursuant to a reverse repurchase agreement, the Fund will sell portfolio securities to financial institutions such as banks or to broker-dealers, and agree to repurchase the securities at a mutually agreed-upon date and price. The Fund intends to enter into reverse repurchase agreements only to avoid otherwise selling securities during unfavorable market conditions to meet redemptions. At the time the Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account assets such as U.S. Government securities or other liquid, high-quality debt securities consistent with the Fund's investment objective having a value equal to 100% of the repurchase price (including accrued interest), and will subsequently monitor the account to ensure that an equivalent value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings by the Fund under the 1940 Act.

Securities of Other Investment Companies

The Fund may invest in securities of other investment companies, including the securities of affiliated money market funds, as an efficient means of carrying out its investment policies and managing its uninvested cash.  Except under exemptive rules or relief from the Securities and Exchange Commission (“SEC”), the Fund may not invest more than 10% of its total assets at any one time in the shares of other investment companies (funds), 5% of its total assets in the shares of any one investment company, or own more than 3% of the shares of any one investment company. When the Fund invests in the shares of other investment companies, investment advisory and other fees will apply, and the investment's yield will be reduced accordingly.

Pursuant to an exemptive order, dated July 24, 2001, received from the SEC, the Fund may invest up to 25% of its respective total assets in Interfund Shares of the Huntington Money Market Fund subject to Subchapter M as described under “Taxes” section below.

Under normal market conditions, the Fund intends to invest its assets in common stocks and index-based securities in order to achieve their investment focus. The Fund may also invest in index based ETFs that relate to real estate- or commodities-related business sectors. The shares of most index-based securities, including ETFs, are listed and traded on stock exchanges at market prices, although some shares may be redeemable at NAV for cash or securities.  Index-based securities may be purchased in order to achieve exposure to a specific region, country or market sector, or for other reasons consistent with the Fund’s investment strategy. As with traditional investment companies, index-based securities charge asset-based fees, although these fees tend to be relatively low.  Index-based securities generally do not charge initial sales charges or redemption fees and investors pay only customary brokerage fees to buy and sell index-based securities.

Securities Lending

In order to generate additional income, the Fund may lend its portfolio securities on a short-term basis to certain brokers, dealers or other financial institutions. In determining whether to lend to a particular broker, dealer or financial institution, the Advisor will consider all relevant facts and circumstances, including the size, creditworthiness and reputation of the borrower. Any loans made will be continuously secured by collateral in cash at least equal to 100% of the value of the securities on loan for the Fund. The Fund may lend up to 33 1/3% of its total assets. Such loans must be fully collateralized by cash, U.S. government obligations or other high-quality debt obligations and marked to market daily. Although the loan is fully collateralized, if the borrower defaults, the Fund could lose money.

While portfolio securities are on loan, the borrower will pay to the lending Fund any dividends or interest received on the securities. In addition, the Fund retains all or a portion of the interest received on investment of the collateral or receives a fee from the borrower. Although voting rights, or rights to consent, with respect to the loaned securities pass to the borrower, the lending Fund retains the right to call the loans at any time on reasonable notice, and it will do so to enable the Fund to exercise voting rights on any matters materially affecting the investment. The Fund may also call such loans in order to sell the securities.

One of the risks in lending portfolio securities, as with other extensions of credit, is the possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. There is also the risk that, when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. In addition, in the event that a borrower of securities would file for bankruptcy or become insolvent, disposition of the securities may be delayed pending court action.

Small Cap/Special Equity Situation Securities

The Fund may invest in the securities of small capitalization companies and companies in special equity situations. Companies are considered to have a small market capitalization if their capitalization is within the range of those companies in the S&P 600 Small Cap Index. Companies are considered to be experiencing special equity situations if they are experiencing unusual and possibly non-repetitive developments, such as mergers; acquisitions; spin-offs; liquidations; reorganizations; and new products, technology or management. These companies may offer greater opportunities for capital appreciation than larger, more established companies, but investment in such companies may involve certain special risks. These risks may be due to the greater business risks of small size, limited markets and financial resources, narrow product lines and frequent lack of depth in management. The securities of such companies are often traded in the over-the-counter market and may not be traded in volumes typical on a national securities exchange. Thus, the securities of such companies may be less liquid, and subject to more abrupt or erratic market movements than securities of larger, more established growth companies. Since a "special equity situation" may involve a significant change from a company's past experiences, the uncertainties in the appraisal of the future value of the company's equity securities and the risk of a possible decline in the value of the Fund's investments are significant.

Ultrashort ETFs

Ultrashort ETFs are exchange-traded funds which are designed to correspond to twice the inverse of the daily performance of an underlying index. Ultrashort ETFs invest in financial instruments (including derivatives) which the advisor to the Ultrashort ETF believes should, in combination, achieve such daily return characteristics.

U.S. Treasury Security Futures Contracts and Options

U.S. Treasury security futures contracts require the seller to deliver, or the purchaser to take delivery of, the type of U.S. Treasury security called for in the contract at a specified date and price. Options on U.S. Treasury securities futures contracts give the purchaser the right in return for the premium paid to assume a position in a U.S. Treasury security futures contract at the specified option exercise price at any time during the period of the option. U.S. Treasury security futures contracts and options on such contracts are used to hedge against movements in the value of tax-exempt securities.

Successful use of U.S. Treasury security futures contracts depends on the ability to predict the direction of interest rate movements and the effects of other factors on the value of debt securities. For example, the sale of U.S. Treasury security futures contracts is used to hedge against the possibility of an increase in interest rates which would adversely affect the value of tax-exempt securities held in the Fund's portfolio. If, unexpectedly, the prices of the tax-exempt securities increase following a decline in interest rates, the Fund will lose part or all of the benefit of the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily maintenance margin requirements at a time when it may be disadvantageous to do so.

There is also a risk that price movements in U.S. Treasury security futures contracts and related options will not correlate closely with price movements in markets for tax-exempt securities. For example, if the Fund has hedged against a decline in the values of tax-exempt securities held by it by selling U.S. Treasury securities futures and the value of U.S. Treasury securities subsequently increases while the value of its tax-exempt securities decreases, the Fund will incur losses on both its U.S. Treasury security futures contracts and its tax-exempt securities. The Advisor will seek to reduce this risk by monitoring movements in markets for U.S. Treasury security futures and options and for tax-exempt securities closely.

Warrants

Warrants are basically options to purchase common stock at a specific price (usually at a premium above the market value of the optioned common stock at issuance) valid for a specific period of time. Warrants may have a life ranging from less than a year to twenty years or may be perpetual. However, most warrants have expiration dates after which they are worthless. In addition, if the market price of the common stock does not exceed the warrant's exercise price during the life of the warrant, the warrant will expire as worthless. Warrants have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the market price of the warrant may tend to be greater than the percentage increase or decrease in the market price of the optioned common stock.

When-issued and Delayed Delivery Transactions

When-issued and delayed delivery transactions are arrangements through which the Fund purchases securities with payment and delivery scheduled for a future time. No fees or other expenses, other than normal transaction costs, are incurred. However, liquid assets of the purchasing Fund sufficient to make payment for the securities are segregated on the Fund's records at the trade date. These assets are then marked to market daily and maintained until the transaction has been settled. A seller's failure to complete a transaction may cause the Fund to miss a desired price or yield. In addition, because of delayed settlement, the Fund may pay more than market value on the settlement date. The Advisor may choose to dispose of a commitment prior to settlement.

The Fund has no restrictions on investing its total assets in securities purchased on a when-issued or delayed delivery basis.

Zero-coupon Securities

Zero-coupon securities are debt obligations which are generally issued at a discount and payable in full at maturity, and which do not provide for current payments of interest prior to maturity. Zero-coupon securities usually trade at a deep discount from their face or par value and are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest. As a result, the NAV of shares of the Fund investing in zero-coupon securities may fluctuate over a greater range than shares of other Funds and other mutual funds investing in securities making current distributions of interest and having similar maturities.

Zero-coupon securities may include U.S. Treasury bills issued directly by the U.S. Treasury or other short-term debt obligations, and longer-term bonds or notes and their unmatured interest coupons which have been separated by their holder, typically a custodian bank or investment brokerage firm. A number of securities firms and banks have stripped the interest coupons from the underlying principal (the "corpus") of U.S. Treasury securities and resold them in custodial receipt programs with a number of different names, including TIGRS and CATS. The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof.

In addition, the U.S. Treasury has facilitated transfers of ownership of zero-coupon securities by accounting separately for the beneficial ownership of particular interest coupons and corpus payments on U.S. Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program, as established by the U.S. Treasury Department, is known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities." Under the STRIPS program, the Fund will be able to have its beneficial ownership of U.S. Treasury zero-coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidence of ownership of the underlying U.S. Treasury securities. When debt obligations have been stripped of their unmatured interest coupons by the holder, the stripped coupons are sold separately. The principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic cash interest payments. Once stripped or separated, the corpus and coupons maybe sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold in such bundled form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero-coupon securities issued directly by the obligor.

INVESTMENT RISKS

There are many factors which may affect an investment in the Fund.  The Fund’s principal risks are described in the Prospectus.  Additional risk factors are outlined below.

Global Intervention and Extreme Volatility

Events in the financial sector have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign.  These events have included, but are not limited to, the U.S. government’s placement of Fannie Mae and Freddie Mac under conservatorship, the bankruptcy filing of Lehman Brothers, the sale of Merrill Lynch to Bank of America, the U.S. Government support of American International Group and Citigroup, the sale of Wachovia to Wells Fargo, reports of credit and liquidity issues involving certain money market mutual funds, and emergency measures by the U.S. and foreign governments banning short-selling.  Both domestic and foreign equity markets have experienced increased volatility, with issuers that have exposure to the real estate, mortgage and credit markets particularly affected, and it is uncertain whether or for how long these conditions will continue.

In addition to the recent unprecedented volatility in financial markets, the reduced liquidity in credit and fixed-income markets may adversely affect many issuers worldwide.  This reduced liquidity may result in less money being available to purchase raw materials, goods and services from emerging markets, which may, in turn, bring down the prices of these economic staples.  It may also result in emerging market issuers having more difficulty obtaining financing, which may, in turn, cause a decline in their stock prices.  These events and possible continuing market volatility may have an adverse effect on the Fund.

The Fund’s investment strategies may be significantly affected in the event of government interventions due to this extreme volatility.

ADR and Domestically Traded Foreign Securities Risk

Because the Fund may invest in ADRs and other domestically traded securities of foreign companies, the Fund’s share price may be more affected by foreign economic and political conditions, taxation policies and accounting and auditing standards than would otherwise be the case.  Foreign companies may not provide information as frequently or to as great an extent as companies in the United States.  Foreign companies may also receive less coverage than U.S. companies by market analysts and the financial press.  In addition, foreign companies may lack uniform accounting, auditing and financial reporting standards or regulatory requirements comparable to those applicable to U.S. companies.  These factors may prevent the Fund and its Advisor from obtaining information concerning foreign companies that is as frequent, extensive and reliable as the information concerning companies in the United States.

Call Risk

Call risk is the possibility that an issuer may redeem a fixed income security before maturity (a call) at a price below its current market price. An increase in the likelihood of a call may reduce the security’s price.

If a fixed income security is called, the Fund may have to reinvest the proceeds in other fixed income securities with lower interest rates, higher credit risks, or other less favorable characteristics.

Concentration Risk

When the Fund invests more than 25% of its net assets in securities of issuers within a particular geographic region or business sector, it is subject to increased risk. Performance will generally depend on the region's performance, which may differ in direction and degree from that of the overall stock market. In addition, financial, economic, business and political developments affecting the region or sector may have a greater effect on the Fund.

Counterparty Risk

This is the risk that the guarantor of a fixed-income security, the counterparty to an OTC derivatives contract or a borrower of the Fund’s securities, will be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations.

Credit Risk

Credit risk is the possibility that an issuer may default on a security by failing to pay interest or principal when due. If an issuer defaults, the Fund will lose money.

Many fixed income securities receive credit ratings from services such as S&P and Moody’s. These services assign ratings to securities by assessing the likelihood of issuer default. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, the Fund must rely entirely upon the Advisor’s credit assessment.

Fixed income securities generally compensate for greater credit risk by paying interest at a higher rate. The difference between the yield of a security and the yield of a U.S. Treasury security with a comparable maturity (the spread) measures the additional interest paid for risk. Spreads may increase generally in response to adverse economic or market conditions. A security’s spread may also increase if the security’s rating is lowered, or the security is perceived to have an increased credit risk. An increase in the spread will cause the price of the security to decline.

Currency Risk

Exchange rates for currencies fluctuate daily. The combination of currency risk and market risk tends to make securities traded in foreign markets more volatile than securities traded exclusively in the United States. Exchange rates for currencies fluctuate daily. Foreign securities are normally denominated and traded in foreign currencies. As a result, the value of the Fund’s foreign investments and the value of its Shares may be affected favorably or unfavorably by changes in currency exchange rates relative to the U.S. dollar. The combination of currency risk and market risks tends to make securities traded in foreign markets more volatile than securities traded exclusively in the United States.

Derivative Contracts Risk

The use of derivative contracts involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments.  First, changes in the value of the derivative contracts in which the Fund invests may not be correlated with changes in the value of the underlying asset or if they are correlated, may move in the opposite direction than originally anticipated. Second, while some strategies involving derivatives may reduce the risk of loss, they may also reduce potential gains or, in some cases, result in losses by offsetting favorable price movements in portfolio holdings.  Third, there is a risk that derivative contracts may be mispriced or improperly valued and, as a result, the Fund may need to make increased cash payments to the counterparty.  Fourth, derivative contracts may cause the Fund to realize increased ordinary income or short-term capital gains (which are treated as ordinary income for Federal income tax purposes) and, as a result, may increase taxable distributions to shareholders. Fifth, the common provision in OTC derivative contracts permits the counterparty to terminate any such contract between it and the Fund, if the value of the Fund’s total net assets declines below a specified level over a given time period. Factors that may contribute to such a decline (which usually must be substantial) include significant shareholder redemptions and/or a marked decrease in the market value of the Fund’s investments. Any such termination of the Fund’s OTC derivative contracts may adversely affect the Fund (for example, by increasing losses and/or costs, and/or preventing the Fund from fully implementing its investment strategies). Finally, derivative contracts may also involve other risks described in this SAI, such as stock market, interest rate, credit, currency, liquidity and leverage risks.

Equity Securities Risk

Equity risk is the risk that stock prices will fall quickly and dramatically over short or extended periods of time. Stock markets tend to move in cycles, with periods of rising prices and period of falling prices. Often, dramatic movements in prices occur in response to the overall market environment or reports of a company's earnings, economic statistics or other factors which affect an issuer's profitability. The price of equity securities can decline and reduce the value of a fund investing in equities. Stock markets are volatile.

To the extent that the Fund invests in smaller capitalization stocks, it may be subject to greater risks than those associated with investment in larger, more established companies. Small companies tend to have limited product lines, markets or financial resources, and may be dependent on a small management group. Small company stocks may be subject to more abrupt or erratic price movements, for reasons such as lower trading volumes, greater sensitivity to changing conditions and less certain growth prospects. Additionally, there are fewer market makers for these stocks and wider spreads between quoted bid and asked prices in the over the counter market for these stocks. Small cap stocks also tend to be subject to greater liquidity risk, particularly during periods of market disruption, and there is often less publicly available information concerning these securities. Even funds that invest in high quality or “blue chip” equity securities or securities of established companies with large market capitalizations (which generally have strong financial characteristics) can be negatively impacted by overall market and economic conditions.

Exchange-Traded Funds Risk

An investment in an exchange-traded fund (ETF) generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded) that has the same investment objectives, strategies, and policies. The price of an ETF can fluctuate up or down, and the Fund could lose money investing in an ETF, if the prices of the securities owned by the ETF go down. In addition, ETFs may be subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF’s shares may trade above or below their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

Extension Risk

Extension risk is the possibility that rising interest rates may cause prepayments on underlying obligations to occur at a slower than expected rate. This particular risk may effectively change a security which was considered short- or intermediate-term at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short- or intermediate-term securities.

Foreign Custodial Services and Related Investment Costs Risk

Foreign custodial services and other costs relating to investment in international securities markets are generally more expensive than in the United States. Such markets have settlement and clearance procedures that differ from those in the United States. In certain markets, particularly emerging markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Inability of the Fund to make intended securities purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result in losses to the Fund due to a subsequent decline in value of the portfolio security. In addition, security settlement and clearance procedures in some emerging market countries may not fully protect the Fund against loss or theft of its assets.

Foreign Investment Risk

Compared with investing in the United States, investing in foreign markets involves a greater degree and variety of risk. Investors in international or foreign markets may face delayed settlements, currency controls and adverse economic developments as well as higher overall transaction costs. In addition, fluctuations in the U.S. dollar’s value versus other currencies may erode or reverse gains from investments denominated in foreign currencies or widen losses. Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, impose limits on ownership or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair the fund's ability to bring its capital or income back to the U.S. Exchange rate fluctuations also may impair an issuer’s ability to repay U.S. dollar denominated debt, thereby increasing credit risk of such debt. Finally, the value of foreign securities may be affected by incomplete, less frequent or inaccurate financial information about their issuers, social upheavals or political actions ranging from tax code changes to governmental collapse. Foreign companies may also receive less coverage than U.S. companies by market analysts and the financial press. In addition, foreign countries may lack uniform accounting, auditing and financial reporting standards or regulatory requirements comparable to those applicable to U.S. companies.  These risks are greater in emerging markets.

Index-Based Securities Risk

An investment in index-based securities generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies, and policies.  The price of index-based securities can fluctuate up or down, and the Funds could lose money investing in index-based securities if the prices of the securities owned by the index-based security go down.  In addition, index-based securities that are exchange-traded may be subject to the following risks that do not apply to conventional funds: (i) the market price of an index-based security’s shares may trade above or below their NAV; (ii) an active trading market for an index-based security’s shares may not develop or be maintained; or (iii) trading of an index-based security’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit-breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

Interest Rate Risk

Prices of fixed income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed income securities fall.  However, market factors, such as the demand for particular fixed income securities, may cause the price of certain fixed income securities to fall while the prices of other securities rise or remain unchanged.

Interest rate changes have a greater effect on the price of fixed income securities with longer durations. Duration measures the price sensitivity of a fixed income security to changes in interest rates.

Investment Style Risk

The risk that the particular type of investment on which the Fund focuses (such as small cap value stocks or large-cap growth stocks) may underperform other asset classes or the overall market. Individual market segments tend to go through cycles of performing better or worse than other types of securities. These periods may last as long as several years. Additionally, a particular market segment could fall out of favor with investors, causing the Fund that focuses on that market segment to underperform those that favor other kinds of securities.

Leverage Risk

Leverage risk is created when an investment exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund’s risk of loss and potential for gain.

The Fund’s investments in derivatives can significantly increase the Fund’s exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

When a derivative or other instrument is used as a hedge against an offsetting position that the Fund also holds, any loss generated by that derivative or other instrument will be substantially offset by the gains on the hedged security, and vice versa.  To the extent the Fund uses a derivative security or other instrument for purposes other than as a hedge, or, if the Fund hedges imperfectly, the Fund is directly exposed to the risks of that derivative or other instrument and any loss generated by that derivative or other instrument will not be offset by a gain.

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls, and may expose the Fund to greater risk and increase its costs. When transactions create leverage, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivatives or other instruments themselves.  Certain transactions have the potential for unlimited loss, regardless of the size of the initial investments.  Increases and decreases in the value of the securities held by the Fund and therefore in the Fund’s net asset value will be magnified when the Fund uses leverage because leverage tends to increase the Fund’s exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.

To mitigate leverage risk, the Advisor will segregate liquid assets on the books of the Fund or otherwise cover the transactions. The use of leverage may cause the Fund to liquidate Fund positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. The Fund will also have to pay interest on its borrowing, reducing the Fund’s return. This interest expense may be greater than the Fund’s return on the underlying investment.

Liquidity Risk

Liquidity risk refers to the possibility that the Fund may not be able to sell a security or close out a derivative contract when it wants to. If this happens, the Fund will be required to continue to hold the security or keep the position open, and the Fund could incur losses. OTC derivative contracts generally carry greater liquidity risk than exchange-traded contracts.

Manager Risk

The Advisor’s selection of securities for the Fund may cause the Fund to underperform similar funds or relevant benchmarks.

Market Risk

Market risk is the risk that the value of a security will move up or down, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry or sector of the economy or the market as a whole. Market risk is common to most investments, including stocks and bonds, and the mutual funds that invest in them. Bonds and other fixed income securities generally involve less market risk than stocks. The risks of investing in bonds, however, can vary significantly depending upon factors such as issuer and maturity. The bonds of some companies may be riskier than the stocks of others.

Real Estate/REIT Risk

The Fund’s investments in REITs are subject to the same risks as direct investments in real estate. The real estate industry is particularly sensitive to economic downturns. The value of REITs and other real estate-related investments is sensitive to changes in real estate values and rental income, property taxes, interest rates, tax and regulatory requirements, overbuilding, extended vacancies of properties and the issuer’s management skills. In the event of a default by an underlying tenant or borrower, a REIT could experience delays in enforcing its rights as a lessor or mortgagee and may incur substantial costs associated with protecting its investments. In addition, the value of a REIT can depend on the structure of and cash flow generated by the REIT. Also, REITs may have limited financial resources, may trade less frequently and in limited volume and may be more volatile than other securities.

Securities Linked to the Real Estate Market Risk

Investing in securities of companies in the real estate industry subjects the Fund to the risks associated with the direct ownership of real estate. These risks include:

•           declines in the value of real estate;

•           risks related to general and local economic conditions;

•           possible lack of availability of mortgage funds;

•           overbuilding;

•           extended vacancies of properties;

•           increased competition;

•           increases in property taxes and operating expenses;

•           change in zoning laws;

•           losses due to costs resulting from the clean-up of environmental problems;

•           liability to third parties for damages resulting from environmental problems;

•           casualty or condemnation losses;

•           limitations on rents;

•           changes in neighborhood values and the appeal of properties to tenants; and

•           changes in interest rates.

Therefore, for the Fund investing a substantial amount of its assets in securities of companies in the real estate industry, the value of the Fund’s shares may change at different rates compared to the value of shares of the Fund with investments in a mix of different industries.

Securities of companies in the real estate industry include real estate investment trusts (“REITs”) including equity REITs and mortgage REITs. Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. Further, equity and mortgage REITs are dependent upon management skills and generally may not be diversified. Equity and mortgage REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidations. In addition, equity and mortgage REITs could possibly fail to qualify for tax free pass-through of income under the Code, or to maintain their exemptions form registration under the 1940 Act. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

In addition, even the larger REITs in the industry tend to be small to medium-sized companies in relation to the equity markets as a whole. See “Small and Medium Size Company Risk” for a discussion of the risks associated with investments in these companies.

Risks of Investing in Ultrashort ETFs Risk

Ultrashort ETFs use investment techniques that may be considered aggressive, including the use of futures contracts, options on futures contracts, securities and indices, forward contracts, swap agreements and similar instruments.  An Ultrashort ETF’s investment in financial instruments may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested.  Such instruments, particularly when used to create leverage, may expose the Ultrashort ETF and the Fund to potentially dramatic changes (losses or gains) in the value of the instruments and imperfect correlation between the value of the instruments and the security or index. The use of aggressive investment techniques also exposes the Fund to risks different from, or possibly greater than, the risks associated with investing directly in securities contained in an index underlying an Ultrashort ETF benchmark, including: (1) the risk that an instrument is mispriced; (2) credit or performance risk on the amount the Ultrashort ETF expects to receive from a counterparty; (3) the risk that securities prices, interest rates and currency markets will move adversely and the Ultrashort ETF will incur significant losses; (4) the risk that there may be imperfect correlation between the price of financial instruments and movements in the prices of the underlying securities; (5) the risk that the cost of holding a financial instrument might exceed its total return; and (6) the possible absence of a liquid secondary market for any particular instrument and/or possible exchange-imposed price fluctuation limits, which may make it difficult or impossible to adjust an Ultrashort ETF’s position in a particular financial instrument when desired.

Security-Specific Risk

Security-specific risk is the risk that the value of a particular security may or may not move in the same direction as the market as a whole.

Small and Medium Size Company Risk

Companies that are small or unseasoned (i.e., less than three years of operating history) are more likely than larger or established companies to fail or not to accomplish their goals. As a result, the value of their securities could decline significantly. These companies are less likely to survive since they are often dependent upon a small number of products and may have limited financial resources and a small management group.  Small or unseasoned companies often have a greater degree of change in earnings and business prospects than larger or established companies, resulting in more volatility in the price of their securities.  The securities of small or unseasoned companies may have limited marketability. This factor could cause the value of the Fund’s investments to decrease if it needs to sell such securities when there are few interested buyers.  Small or unseasoned companies usually have fewer outstanding shares than larger or established companies. Therefore, it may be more difficult to buy or sell large amounts of these shares without unfavorably impacting the price of the security. There may be less publicly available information about small or unseasoned companies. Therefore, when making a decision to purchase a security for the Fund, the Advisor may not be aware of problems associated with the company issuing the security.  Investments in the securities of medium sized companies present risks similar to those associated with small or unseasoned companies although to a lesser degree due to the larger size of the companies.

Unrated Securities Risk

To the extent that the Fund invests in unrated securities, these securities may prove less liquid than rated securities as less information is available regarding the securities and a market may not exist for the securities at a given point in time.

INVESTMENT RESTRICTIONS

The following investment restrictions are fundamental and may not be changed without a vote of a majority of the outstanding Shares of the Fund. The investment restrictions pertain to the Fund unless otherwise noted.

The Fund:

(1)
May not concentrate investments in a particular industry or group of industries as concentration is defined under the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

(2)	May issue senior securities to the extent permitted by the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

(3)	May lend or borrow money to the extent permitted by the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

(4)
May purchase or sell commodities, commodities contracts, futures contracts, or real estate to the extent permitted by the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

(5)	May underwrite securities to the extent permitted by the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

(6)
May pledge, mortgage or hypothecate any of its assets to the extent permitted by the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

The fundamental limitations of the Fund have been adopted to avoid, wherever possible, the necessity of shareholder meetings otherwise required by the 1940 Act. This recognizes the need to react quickly to changes in the law or new investment opportunities in the securities markets and the cost and time involved in obtaining shareholder approvals for diversely held investment companies. However, the Fund also has adopted non-fundamental limitations, set forth below, which in some instances may be more restrictive than its fundamental limitations. Any changes in the Fund's non-fundamental limitations will be communicated to the Fund's shareholders prior to effectiveness.

Note, the Fund will not invest more than 25% of its total assets in the securities of exchange-traded funds which concentrate (i.e., invest more than 25% of their assets) in the same industry, provided that (i) through its investment in index-based securities, the Fund indirectly may invest more than 25% of its assets in one industry, and (ii) the Fund will concentrate more than 25% of its assets in investment companies.

1940 Act Restrictions. "Concentration" is generally interpreted under the 1940 Act to be investing more than 25% of net assets in an industry or group of industries.

The 1940 Act limits the ability of investment companies to borrow and lend money and to underwrite securities.  Additionally, the 1940 Act limits the Fund’s ability to borrow money by prohibiting the Fund from issuing senior securities, except the Fund may borrow from any bank provided that immediately after any such borrowing there is an asset coverage of at least 300% for all borrowings by the Fund and provided further, that in the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three days thereafter or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowing shall be at least 300%.

Regulatory Compliance.  The Fund may follow non-fundamental operational policies that are more restrictive than their fundamental investment limitations, as set forth in the Prospectuses and this SAI, in order to comply with applicable laws and regulations, including the provisions of and regulations under the 1940 Act. The Fund may change these operational policies to reflect changes in the laws and regulations without the approval of its shareholders.

The following investment limitations are non-fundamental policies of the Fund:

(1)	The Fund will not invest more than 15% of net assets in illiquid securities (10% in the case of money market funds).

(2)
In applying the concentration restriction: (a) utility companies will be divided according to their services (for example, gas, gas transmission, electric and telephone will each be considered a separate industry); (b) financial service companies will be classified according to the end users of their services (for example, automobile finance, bank finance and diversified finance will each be considered a separate industry); and (c) asset-backed securities will be classified according to the underlying assets securing such securities. Moreover, investments in bank instruments, and investments in certain industrial development bonds funded by activities in a single industry, will be deemed to constitute investment in an industry, except when held for temporary defensive purposes. The investment of more than 25% of the value of the Fund’s total assets in any one industry will constitute “concentration.”

The following investment limitations of the Fund are non-fundamental policies. The Fund will not:

(1)	Invest in companies for the purpose of exercising control.

(2)
Pledge, mortgage or hypothecate assets, except to secure temporary borrowings permitted by the Fund’s fundamental limitation, in aggregate amounts not to exceed 15% of total assets taken at current value at the time of the incidence of such loan, except as permitted with respect to securities lending.

(3)
Purchase or sell real estate, real estate limited partnership interest, commodities or commodities contracts (except that the Fund may invest in futures contracts and options on futures contracts, as disclosed in the Prospectuses) and interest in a pool of securities that are secured by interests in real estate. However, subject to its permitted investments, the Fund may invest in companies which invest in real estate, commodities or commodities contracts.

(4)	Make short sales of securities, maintain a short position or purchase securities on margin, except that the Fund may obtain short-term credits as necessary for the clearance of security transactions.

(5)	Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a Fund security.

The following investment limitation of the Fund is a non-fundamental policy. The Fund will not:

(1)	Invest in other funds in reliance on Section 12(d)(1)(F) or (G) of the 1940 Act.

PORTFOLIO TURNOVER

The portfolio turnover rate of a fund is defined by the SEC as the ratio of the lesser of annual sales or purchases to the monthly average value of the portfolio, excluding from both the numerator and the denominator securities with maturities at the time of acquisition of one year or less. Portfolio turnover generally involves some expense to a fund, including brokerage commissions or dealer mark-ups and other transactions costs on the sale of securities and reinvestment in other securities.

As this is the Fund’s first fiscal year, the portfolio turnover rate is not available.

WHO MANAGES AND PROVIDES SERVICES TO THE FUND?

Trustees and Officers

The following tables give information about Independent Trustees, Interested Trustees and the senior officers of the Trust.  Each Trustee oversees all portfolios of the Trust and serves for an indefinite term (subject to mandatory retirement provisions).  Information about each Trustee is provided below and includes each person’s: name, address, age (as of the date of the Fund’s most recent fiscal year end), present position(s) held with the Trust, principal occupations for the past five years and total compensation received as a Trustee for the most recent fiscal year.  Please note that the information consolidates and includes historical information from their service as Trustee or Officer of the Original Trusts.  Unless otherwise noted, the business address of each person listed below is c/o The Huntington Funds, 2960 N. Meridian Street, Suite 300, Indianapolis, IN 46208.  Unless otherwise noted, each officer is elected annually.  The Trust consists of 36 portfolios.  Each Trustee serves as Trustee for all portfolios of Trust.

As of December 28, 2009, the Trustees and officers as a group owned less than 1% of Shares of the Trust.

Interested Trustees Background and Compensation

Name Age Positions Held with Trust Length of Time Served	Principal Occupation(s) During Past Five Years, Previous Position(s) and Other Directorships Held	Total Compensation From Trust (past calendar year)
B. Randolph Bateman* Age: 59 41 South High Street Columbus, OH TRUSTEE Began Serving: February 2008	Principal Occupations: President and Chief Investment Officer, Huntington Asset Advisors, Inc. (May 2001 to present); Chief Investment Officer, The Huntington National Bank (October 2000 to present). Previous Positions: Senior Vice President, Star Bank (June 1988 to October 2000). Other Directorships Held: None.	$0
Thomas J. Westerfield † Age: 53 TRUSTEE Began serving: January 2001	Principal Occupation: Since August 2005, of Counsel, Dinsmore & Shohl LLP (law firm). Previous Position: From 1993 to 2005, of Counsel, Cors & Bassett LLC (law firm). Other Directorships Held: None.	$59,500
*B. Randolph Bateman has been deemed an Interested Trustee due to the positions he holds with The Huntington National Bank and its affiliates.

† Thomas J. Westerfield has been deemed an Interested Trustee due to the position he holds with Dinsmore & Shohl LLP, which may be retained to provide legal services to Huntington.

Independent Trustees Background and Compensation

Name Age Positions Held with Trust Date Service Began	Principal Occupations During Past Five Years, Previous Position(s) and Other Directorships Held	Total Compensation From Trust (past calendar year)

David S. Schoedinger* Age: 66 CHAIRMAN OF THE BOARD AND TRUSTEE Began serving: May 1990	Principal Occupation: Since 1965, Chairman of the Board and Funeral Director, Schoedinger Funeral Service. Since 1987, CEO, Schoedinger Financial Services, Inc. Previous Position: From 1992 to 1993, President, Board of Directors of National Selected Morticians (national trade association for morticians). Other Directorships Held: None.	$66,500
Tadd C. Seitz Age: 67 TRUSTEE Began serving: June 2006	Principal Occupation: Retired. Previous Positions: Chairman and Chief Executive Officer, The Scotts Company (June 1983 – March 1995); Interim Chief Executive Officer (February 1996 – July 1996). Other Directorships Held: None	$51,500
Mark D. Shary Age: 48 TRUSTEE Began serving: June 2006	Principal Occupations: Private investor (2007 to present). Previous Position: President, Bostech Corporation (2000 to 2002); Chief Executive Officer and President, BestTransport.com, Inc. (2003 to 2007). Other Directorships Held: None	$60,500
William H. Zimmer, III Age: 55 TRUSTEE Began Serving: December 2006	Principal Occupation: Independent Consultant (February 2009 to present). Previous Positions: Assistant Treasurer, Dana Holding Corp. (September 2006 to February 2009) (manufacturing); Vice President and Manager, Global Treasury Management, National City Bank (January 2004 to March 2006); Vice President, Treasury Management Operations, Provident Bank (June 2003 to January 2004); Financial Consultant (April 2001 to June 2003). Other Directorships Held: None	$50,500
* David S. Schoedinger became Chairman of the Funds on April 30, 2003.

OFFICERS*
Name Age Address Positions Held with Trust	Principal Occupation(s) and Previous Positions
B. Randolph Bateman Age: 59 41 South High Street Columbus, OH PRESIDENT Began Serving: September 2005
Principal Occupations: President and Chief Investment Officer, Huntington Asset Advisors, Inc. (May 2001 to present); Chief Investment Officer, The Huntington National Bank (October 2000 to present).

Previous Positions: Senior Vice President, Star Bank (June 1988 to October 2000).

Anthony J. Ghoston Age: 49 CHIEF EXECUTIVE OFFICER Began Serving: April 2009
Principal Occupations: President of Unified Fund Services, Inc. (2005 to present); President and Chief Executive Officer of Unified Series Trust (2004 to present).

Previous Positions: Senior Vice President and Executive Vice President of Unified Fund Services, Inc. (2002 to 2005); Chief Information Officer, Unified Financial Services (1997 to 2002); Manager of Information Systems, Unified Fund Services, Inc. (1989 to 1997).

David R. Carson Age: 50 CHIEF COMPLIANCE OFFICER and ANTI-MONEY LAUNDERING OFFICER 3805 Edwards Road Suite 3805 Cincinnati, OH Began Serving: September 2005
Principal Occupations: Chief Compliance Officer and Anti-Money Laundering Officer of The Huntington Funds (September 2005 to present).

Previous Positions: Treasurer and Assistant Treasurer of The Huntington Funds, Huntington Asset Advisors, Inc. (February 2002 to February 2005); Vice President and Private Financial Capital Group Marketing Manager, Huntington National Bank (June 2001 to September 2005); Trust Officer, Firstar Bank (October 1982 to February 2001).

Joel B. Engle Age: 44 TREASURER 3435 Stelzer Road Columbus, OH Began Serving: December 2009
Principal Occupation: Senior Vice President, Fund Administration, Citi Fund Services Ohio, Inc. (since December 2007).

Previous Positions: Vice President, Financial Reporting, Spectrum Global Fund Administration (March 2007 to December 2007); Vice President, Fund Administration, Citi Fund Services Ohio, Inc. (February 2006 to March 2007); Self-employed, retail business owner (April 2003 to February 2006).

Alicia G. Powell Age: 33 SECRETARY 1001 Liberty Avenue Pittsburgh, PA Began Serving: May 2007	Principal Occupation: Partner, Reed Smith LLP (January 2008 to present). Previous Position: Associate, Reed Smith LLP (September 2000 to January 2008).
*Officers do not receive any compensation from the Trust, except that David R. Carson received compensation from the Trust of $132,917 for the fiscal year ended December 31, 2008 for serving as the Trust’s Chief Compliance Officer during that period.

COMMITTEES OF THE BOARD OF TRUSTEES
Board Committee	Committee Members	Committee Functions	Meetings Held During Last Fiscal Year
Audit	David S. Schoedinger Tadd C. Seitz Mark D. Shary (Chairman) William H. Zimmer, III
The purposes of the Audit Committee are to oversee the Trust's accounting and financial reporting policies and practices; to oversee the quality and objectivity of the Trust's financial statements and the independent audit thereof; to consider the selection of independent public accountants for the Trust and the scope of the audit; and to act as a liaison between the Trust's independent auditors and the full Board of Trustees. The Audit Committee also serves as the Qualified Legal Compliance Committee.
two
Board Committee	Committee Members	Committee Functions	Meetings Held During Last Fiscal Year
Compliance	Thomas J. Westerfield (Chairman) David S. Schoedinger Tadd C. Seitz Mark D. Shary William H. Zimmer, III
The purpose of the Compliance Committee is to oversee the Trust’s compliance with the legal and regulatory requirements of the Trust’s operations including compliance with securities laws and regulations.
five
Board Committee	Committee Members	Committee Functions	Meetings Held During Last Fiscal Year
Nominating	David S. Schoedinger (Chairman) Tadd C. Seitz Mark D. Shary William H. Zimmer, III
The purpose of the Nominating Committee is to nominate a person or persons to serve as a member of the Board of Trustees.  The Nominating Committee will consider nominees recommended by Shareholders.  The Nominating Committee shall be comprised of all Independent Trustees. Recommendations should be submitted to the Nominating Committee in care of The Huntington Funds.
one
Board Committee	Committee Members	Committee Functions	Meetings Held During Last Fiscal Year
Special Proxy Voting	David S. Schoedinger Tadd C. Seitz Mark D. Shary William H. Zimmer, III	The purpose of the Special Proxy Voting Committee is to consider and determine how to vote on behalf of the Trust with respect to specific votes referred by the Trust’s Advisor.	none
Board Committee	Committee Members	Committee Functions	Meetings Held During Last Fiscal Year
Investment	Tadd Seitz (Chairman) Thomas Westerfield Mark Shary William Zimmer
The purpose of the Investment Committee is to gain a deeper understanding of the investment management processes and risks of the full Fund complex and individual Funds. To achieve its objective, the Committee shall periodically meet with management, and make recommendations to the full Board, regarding issues relating to the Funds’ performance and investments.
none

TRUSTEES OWNERSHIP OF SHARES IN THE FUND AND IN THE HUNTINGTON FUNDS AS OF DECEMBER 31, 2008

(1) Name of Trustee	(2) Dollar Range of Shares Owned in the Fund	(3) Dollar Range of Shares Owned in The Huntington Funds
David S. Schoedinger		Over $100,000
Dividend Capture Fund	$10,001- $50,000
Income Equity Fund	$10,001- $50,000
Mid Corp America Fund	$10,001- $50,000
New Economy Fund	$10,001- $50,000
Real Strategies Fund	$1- $10,000
Rotating Markets Fund	$10,001- $50,000
Situs Fund	$10,001- $50,000
Thomas J. Westerfield		$1- $10,000
Money Market Fund	$1- $10,000
Dividend Capture Fund	$1- $10,000
International Equity Fund	$1-$10,000
Mid Corp America Fund	$1- $10,000
New Economy Fund	$1-$10,000
Rotating Markets Fund	$1-$10,000
Situs Fund	$1-$10,000
Tadd C. Seitz		$50,001-$100,000
Money Market Fund	$10,001- $50,000
Real Strategies Fund	$1- $10,000
Rotating Markets Fund	$10,001- $50,000
Situs Fund	$10,001- $50,000
Technical Opportunities Fund	$1- $10,000
Mark D. Shary		$10,001- $50,000
Rotating Markets Fund	$10,001- $50,000
William H. Zimmer, III	None	None
B. Randolph Bateman	None	None

Investment Advisor

Huntington Asset Advisors, Inc. (“Advisor”) has served as investment advisor to the Trust since its creation on May 12, 2001, as part of a reorganization of the investment advisory services of Huntington Bank. The Advisor is a separate, wholly owned subsidiary of Huntington Bank.

Huntington Bank is a direct, wholly-owned subsidiary of Huntington Bancshares Incorporated (“HBI”). With over $53 billion in assets as of September 30, 2009, HBI is a Maryland corporation and major Midwest regional bank holding company. Through its subsidiaries and affiliates, HBI offers a full range of services to the public, including: commercial lending, depository services, cash management, brokerage services, retail banking, international services, mortgage banking, investment advisory services and trust services.

Under the investment advisory agreements between the Trust and Advisor (“Investment Advisory Agreements”), the Advisor, at its expense, furnishes a continuous investment program for the various Funds and makes investment decisions on their behalf, all subject to such policies as the Trustees may determine. Investment decisions are subject to the provisions of the Trust's Declaration of Trust and By-laws, and to the 1940 Act. In addition, the Advisor makes decisions consistent with the Fund's investment objectives, policies, and restrictions, and such policies and instructions as the Trustees may, from time to time, establish.

The Advisor may from time to time agree to voluntarily reduce its advisory fee, however, it is not currently doing so for the Fund. While there can be no assurance that the Advisor will choose to make such an agreement, any voluntary reductions in the Advisor's advisory fee will lower the Fund's expenses, and thus increase the Fund's yield and total return, during the period such voluntary reductions are in effect.

The Investment Advisory Agreements provide that the Advisor shall not be subject to any liability for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Investment Advisory Agreements relate, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties on the part of the Advisor.

The Investment Advisory Agreements may be terminated without penalty with respect to the Fund at any time by the vote of the Trustees or by the shareholders of the Fund upon 60 days' written notice, or by the Advisor on 90 days' written notice. An Investment Advisory Agreement may be amended only by a vote of the shareholders of the Fund. The Investment Advisory Agreements also terminate without payment of any penalty in the event of their assignment. The Investment Advisory Agreements provide that they will continue in effect from year to year only so long as such continuance is approved at least annually with respect to each the Fund by the vote of either the Trustees or the shareholders of the Fund, and, in either case, by a majority of the Trustees who are not "interested persons" of Huntington.

From time to time, the Advisor may use a portion of its reasonable resources and profits to pay for certain administrative services provided by financial institutions for Shares of the Fund.

Because of the internal controls maintained by the Advisor to restrict the flow of non-public information, the Fund's investments are typically made without any knowledge of the Advisor’s or its affiliates' lending relationships with an issuer.

Portfolio Manager Information

Unless otherwise noted, the following information about the Fund’s Portfolio Manager is provided as of the end of the Trust’s most recently completed fiscal year and none of the other Accounts described below has an advisory fee that is based on the performance of the account.

Global Select Markets Fund

Other Accounts Managed by Paul Attwood	Total Number of Other Accounts Managed/ Total Assets*
Registered Investment Companies	None
Other Pooled Investment Vehicles	None
Other Accounts	2 accounts / $1 million
*None of the Accounts has an advisory fee that is based on the performance of the account.

Dollar value range of Shares owned in the Fund: None

Mr. Attwood is paid a fixed base salary and is eligible for cash incentives as described below.  Base salary is determined within a market competitive salary range, based on the portfolio manager’s experience and performance, and is reviewed annually.  The cash incentive is part of the Private Financial Capital Markets Group (“PFCMG”) Trust Incentive Plan (“TIP”).  The TIP has a monthly and quarterly award component.

•
The monthly award is based on self-generated sales or referrals that result in the opening and funding of certain types of eligible Trust account products offered by Huntington Bank’s PFCMG, including personal trust and corporate trust accounts; investment management accounts for individual, corporate and eleemosynary clients; and various retirement plans.  The monthly award also is based on generating additional fees above a certain minimum amount on existing Trust accounts.  Future monthly awards may be reduced to reflect prior awards paid on accounts that are subsequently lost within 12 months.  The maximum award is a percentage of the first year’s trust fees on such self-generated business.   Mr. Attwood also receives a smaller percentage on fees generated in future years.

•
The quarterly award is a maximum percentage of the portfolio manager’s quarterly base salary, and is determined on whether he met five pre-determined groups of criteria categories with different assigned weights within his performance plan, as follows:  10% on the PFCMG division performance; 10% total Trust performance; 40% on the portfolio manager’s assigned Region/Market performance, which is measured on income meeting projections; 30% based on the performance of the portfolios he manages (see explanation below); and 10% on individual performance.  The payout on any component can be increased by a maximum of 10% if the portfolio manager outperforms the plans, but will be decreased in increments down to 0% if the portfolio manager underperforms the goal. Performance is measured and paid quarterly.

•
The performance of the portfolio managed by Mr. Attwood will be based on 50 accounts selected for review.  Each account is assigned a “Category” (such as Income, Growth, etc.) by the Advisor, and each such Category has defined ranges and targets for securities weightings and assigned a benchmark which is statistically calculated by the Advisor based on the Advisor’s “Tactical Asset Allocation Model” as compared to the objective of the account.  At the beginning of the calendar year, the portfolio manager selects the 50 accounts and then 20 (of the 50) are selected jointly by the portfolio manager’s manager and the Advisor’s Chief Investment Officer to review for adherence to the Category’s defined ranges and targets.

•
Additionally, Mr. Attwood is eligible for a quarterly incentive under the Managed Asset Program (“MAPS”) which is a specific number of basis points on any new assets managed under their assigned specialty area in the MAPS program.  Mr. Attwood’s specialty area is International.

•
Additionally, Mr. Attwood is responsible for researching and making buy, hold and sell recommendations for individually-assigned industries.  Based on the Advisor’s Chief Investment Officer’s and the Director of Research’s assessment, and at their discretion, the portfolio manager may be awarded an incentive of a certain percentage of his quarterly base salary by the Advisor’s Chief Investment Officer and the Director of Research by comparing the performance of a selected group of that portfolio manager’s recommended industry stocks to the relevant industry sector or peer group.  Such industry sector or peer group is selected and changed by the Chief Investment Officer from time to time at his sole discretion.

All portfolio managers are eligible for awards of stock options and/or restricted stock units on the Bank’s holding company stock, the amount of which is recommended by their manager and subject to approval by the Chief Executive Officer and the Compensation Committee of the Board of Directors of the holding company.

Advisor Conflicts of Interest

As a general matter, certain actual or apparent conflicts of interest may arise in connection with a portfolio manager’s management of the Fund's investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other.  For example, the management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account.  Although the Advisor does not track the time a portfolio manager spends on a single portfolio, the Advisor does periodically assess whether a portfolio manager has adequate time and resources to effectively manage all of the accounts for which he or she is responsible.  It is also possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another.  Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them.  All individual trust accounts are reviewed at least annually to assure that investment decisions are consistent with the stated objectives and investment strategy of the trust, with legal and regulatory limitations, and with the current fundamental strategy of the Advisor.

Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute Fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research, or “soft dollars”).

The Advisor has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients.  In addition, the Advisor monitors a variety of areas, including compliance with account investment guidelines and compliance with the Advisor’s Code of Ethics.  Finally, the Advisor has structured the portfolio managers’ compensation in a manner, and the Funds have adopted policies and procedures reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

Under rule 206(4)-6 of the Advisers Act (the “Act”), it is a fraudulent, deceptive, or manipulative act, practice or course of business within the meaning of section 206(4) of the Advisers Act for an investment adviser to exercise voting authority with respect to client securities, unless (i) the adviser has adopted and implemented written policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interest of its clients, (ii) the adviser describes its proxy voting procedures to its clients and provides copies on request, and (iii) the adviser discloses to clients how they may obtain information on how the adviser voted their proxies.

The Trustees have delegated to the Advisor authority to vote proxies on the securities held in the Funds’ portfolios. The Advisor’s proxy voting policies are set forth below, and shall govern its voting of such proxies.

I. Policy

It is the policy of Huntington Asset Advisors (“Advisor”) to vote proxies associated with securities held by the Huntington Funds in the best interest of the shareholders of the Huntington Funds (the “Funds”), and to vote proxies associated with other customers in the best interest of those customers.  The Advisor will employ an independent third party (currently RiskMetrics Group (“RiskMetrics”)) to (i) research all proxies for which the Advisor has authority to vote (except, as described below, for proxy votes which pertain to the Funds or which are required to be voted in a particular manner under applicable law), (ii) to recommend a vote according to the guidelines published by the independent third party and/or according the these Policies, and (iii) to cast a vote consistent with the recommendation of the independent third party (unless the Special Proxy Voting Committee overrides the recommendation of the independent third party), or as required by applicable law (as described below).  Proxy voting matters which pertain to the Funds for which a vote has already been cast by the Board of Trustees of the Funds, will be cast according to the vote of the independent Trustees of the Board of Trustees of the Funds.

Certain Funds may be required to vote proxies in a manner specified under the Investment Company Act of 1940 (the “40 Act”).  In particular, a Fund that relies on Section 12(d)(1)(F) of the ’40 Act to invest in the securities of other investment companies must vote its shares in an underlying investment company in accordance with Section 12(d)(1)(E) of the ’40 Act. Additionally, Affiliated Funds of Funds that rely on Section 12(d)(1)(G) have the potential to present unique conflicts of interest in proxy voting. Therefore, with respect to those Funds that rely on Section 12(d)(1)(F), and with respect to the Affiliated Funds of Funds that rely on Section 12(d)(1)(G), HAA and the independent third party will have no discretion in voting proxies and HAA will instruct the independent third party to vote those Funds’ proxies on underlying investment companies in the same proportion as the vote of all other holders of such securities (commonly referred to as “echo” or “mirror” voting).

The President of the Advisor will appoint a Proxy Review Committee to monitor the recommendations made and votes cast by the independent third party to assure that votes are consistent with, as applicable,: (i) the Advisor’s fiduciary duty, (ii) the best interest of the shareholders of the Funds, (iii) the guidelines published by the independent third party, and (iv) these Proxy Voting Policies.

The Advisor may refer, to the Special Proxy Voting Committee, any proxy vote related to holdings of the Funds that would be impractical or inappropriate to resolve by following the voting recommendation of the independent third party vote.

II.           Committees

1. Proxy Review Committee
a.
The purpose of the Proxy Review Committee is to monitor the recommendations made and votes cast by the independent third party to assure that such votes are consistent with, as applicable, (i) the Advisor’s fiduciary duty, (ii) the best interest of the shareholders of the Funds, (iii) the guidelines published by the independent third party, and (iv) these Proxy Voting Policies.

b.
The Proxy Review Committee will report, to the President of the Advisor, on a quarterly basis the results of its monitoring activities.  Any votes that appear inconsistent with these Policies will be reported to the Advisor immediately.

c.
The Proxy Review Committee will provide the Special Proxy Voting Committee with the information it needs for the Committee to determine how to vote a proxy, including information pertaining to any possible conflict of interest.

d.	The President of the Advisor will appoint the members of the Proxy Review Committee.

2. Special Proxy Voting Committee
a.	The purpose of the Special Proxy Voting Committee is to consider and determine how to vote on behalf of the Funds with respect to specific votes referred by the Funds’ Advisor.
b.	The Special Proxy Voting Committee shall be composed exclusively of the independent Trustees of the Board of Trustees of the Funds.
c.	The Special Proxy Voting Committee will conduct its activities according to the Special Proxy Voting Committee Charter.

III.           Conflicts of Interest

The Advisor will ensure that proxy votes are voted in the Funds' best interest and are not affected by the Advisor’s conflicts of interest.  Proxy votes cast based upon the recommendations of an independent third party will be cast according to that party’s pre-determined proxy voting policy and therefore will involve little discretion on the part of the Advisor. If, for any reason, the third party makes no recommendation about a particular issue, the proxy voting committee will attempt to cast a vote according to the most reasonably applicable pre-determined policy. For proxy votes on issues held by the Funds for which the Advisor overrides the recommendation of the independent third party, or for which no recommendation is made by the third party, the Advisor will grant voting authority to the Special Proxy Voting Committee.

IV.           Guidelines

The Advisor has adopted RiskMetrics’s proxy voting guidelines, as they may be amended by RiskMetrics from time to time, to further the interest of the Funds’ shareholders with respect to proxy voting matters.  A current summary of the pre-determined proxy voting guidelines adopted by RiskMetrics can be found at www.riskmetrics.com.  The Proxy Review Committee will review the RiskMetrics proxy voting guidelines no less frequently than annually to assure that votes continue to be cast in the best interest of shareholders of the Funds. Any changes in the guidelines will be communicated at least annually by the Proxy Review Committee to the Advisor’s Investment Policy Committee and the Chief Compliance Officer of the Funds.

V.           Recordkeeping

In accordance with Rule 204-2, under the Advisers Act, as amended, the Advisor must retain (i) its proxy voting policies and procedures; (ii) proxy statements received regarding Fund securities; (iii) records of votes on behalf of the Funds; (iv) records of Fund requests for proxy voting information, and (v) any documents prepared by the Advisor that were material to making a decision how to vote, or that memorialized the basis for the decision.  The Advisor may rely on proxy statements filed on the SEC’s EDGAR system (instead of keeping its own copies), as well as proxy statements and records of its votes cast that are maintained with an independent third party such as RiskMetrics, provided that the Advisor obtains an undertaking from the independent third party to provide a copy of the documents promptly upon request.

Proxy Voting Report

A report on "Form N-PX" of how the Funds voted any proxies during the most recent 12-month period ended June 30 is available without charge through The Huntington Funds’ website.  Go to www.huntingtonfunds.com; select "Fund Shareholders;" then use the link to "Proxy Voting Record" and select a Fund. Form N-PX filings are also available at the SEC’s website at www.sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The disclosure policy of the Funds and the Advisor generally prohibits the disclosure of portfolio holdings information to any investor or intermediary before the same information is made available to all other investors.  Employees of the Advisor or its affiliates who have access to nonpublic information concerning the Fund’s portfolio holdings are prohibited from trading securities on the basis of this information.  Such persons must report all personal securities trades and obtain pre-clearance for certain personal securities trades other than mutual fund shares.

Firms that provide administrative, custody, financial, accounting, legal or other services to the Funds may receive nonpublic information about Fund portfolio holdings for purposes relating to their services.  All of these service providers are identified elsewhere in the Prospectus or this SAI.  The Funds may also provide portfolio holdings information to publications that rate, rank or otherwise categorize investment companies.  These organizations are Lipper and Morningstar, who receive a full portfolio holdings listing each month.  Traders or portfolio managers may provide “interest” lists to facilitate portfolio trading if the list reflects only that subset of the portfolio for which the trader or portfolio manager is seeking market interest.  The Advisor also discloses nonpublic portfolio holdings information of the Funds no less often than monthly to Abel/Noser Corp., Bloomberg, Bonds Direct, Bondedge, Citigroup Global Markets Inc., InvestEdge, Investment Company Institute, Investment Scorecard, Inc., KeyBanc Capital Markets (McDonald Inc.), Mesirow Financial Inc., McGraw-Hill,  RBC Dain Rauscher Inc., Unified Fund Services, Inc., and Vickers, so that they can provide the Advisor with portfolio and trading analysis and comparative information based on proprietary modeling software to assist the Advisor in its investment management process.

The furnishing of nonpublic portfolio holdings information to any third party (other than authorized governmental or regulatory personnel) requires the prior approval of the Advisor’s Chief Compliance Officer and the authorization of the Funds’ Chief Executive Officer or Chief Financial Officer.  Approval to furnish nonpublic portfolio holdings information to a third party will be given only if there is a legitimate business purpose and such disclosure is subject to a confidentiality agreement to safeguard the confidentiality of the information so that the information will be used only for the purposes for which it was furnished and otherwise protect against misuse of such information.  In that regard, and to address possible conflicts between the interests of Fund shareholders and those of the Advisor and its affiliates, the following procedures apply.  No consideration may be received by the Fund, the Advisor, any affiliate of the Advisor or any of their employees in connection with the disclosure of portfolio holdings information.  Persons approved to receive nonpublic portfolio holdings information will receive it as often as necessary for the purpose for which it is provided.  Such information may be furnished as frequently as daily and often with no time lag between the date of the information and the date it is furnished.  The Trustees receive and review periodically and at least annually a list of the persons who receive nonpublic portfolio holdings information and the purposes for which it is furnished.

Portfolio Transactions

The Advisor may place portfolio transactions with broker-dealers which furnish, without cost, certain research, statistical, and quotation services of value to the Advisor and its affiliates in advising the Trust and other clients, provided that they shall always seek best price and execution with respect to the transactions. Certain investments may be appropriate for the Trust and for other clients advised by the Advisor. Investment decisions for the Trust and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment, and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients of an investment advisor on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by the Trust. Purchase and sale orders for the Trust may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results for the Trust.

As part of its regular banking operations, Huntington Bank may make loans to public companies. Thus, it may be possible, from time to time, for the Funds to hold or acquire the securities of issuers which are also lending clients of Huntington Bank. The lending relationship will not be a factor in the selection of securities for the Fund.

Brokerage Allocation and Other Practices

Transactions on U.S. stock exchanges and other agency transactions involve the payment by the Fund of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign securities often involve the payment of fixed brokerage commissions, which are generally higher than those in the United States. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid by the Fund usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the Fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer.

The Advisor places all orders for the purchase and sale of portfolio securities for the Fund and buys and sells securities for the Fund through a substantial number of brokers and dealers. In so doing, it uses its best efforts to obtain for the Fund the best price and execution available. In seeking the best price and execution, the Advisor, having in mind the Fund's best interests, considers all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience, and financial stability of the broker-dealer involved, and the quality of service rendered by the broker-dealer in other transactions.

It has for many years been a common practice in the investment advisory business for advisors of investment companies and other institutional investors to receive research, statistical, and quotation services from broker-dealers that execute portfolio transactions for the clients of such advisors. Consistent with this practice, the Advisor receives research, statistical, and quotation services from many broker-dealers with which it places the Fund's portfolio transactions. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities, and recommendations as to the purchase and sale of securities. Some of these services are of value to the Advisor and its affiliates in advising various of their clients (including the Trust), although not all of these services are necessarily useful and of value in managing the Trust. The fee paid by the Fund to the Advisor is not reduced because the Advisor and its affiliates receive such services.

As permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended, and by the Investment Advisory Agreements, the Advisor may cause a Fund to pay a broker-dealer that provides the brokerage and research services described above an amount of disclosed commission for effecting a securities transaction for the Fund in excess of the commission which another broker-dealer may charge for effecting that transaction. The Advisor 's authority to cause a Fund to pay any such greater commissions is also subject to such policies as the Trustees may adopt from time to time.

CODE OF ETHICS

Each of the Trust, the Advisor and the Distributor maintains Codes of Ethics which permit Fund Trustees and certain employees to invest in securities for their own accounts, including securities that may be purchased or held by the Fund, subject to certain preclearance and blackout provisions that minimize potential conflicts of interest. Although they do permit these people to trade in securities, including those that the Trust could buy, they also contain significant safeguards designed to protect the Trust and its shareholders from abuses in this area, such as requirements to obtain prior approval for, and to report, particular transactions. As of the date of this SAI, copies of these Codes of Ethics have been filed with the SEC as exhibits to the Trust's Registration Statement.

Expenses

The Trust's service providers bear all expenses in connection with the performance of their respective services, except that the Fund will bear the following expenses relating to its operations: taxes, interest, brokerage fees and commissions, if any, fees and travel expenses of the Trustees who are not partners, officers, directors, shareholders or employees of Huntington Bank, SEC fees and state fees and expenses, certain insurance premiums, outside and, to the extent authorized by the Trust, inside auditing and legal fees and expenses, fees charged by rating agencies in having the Fund's Shares rated, advisory and administration fees, fees and reasonable out-of-pocket expenses of the custodian and transfer agent, expenses incurred for pricing securities owned by the Fund, costs of maintenance of corporate existence, typesetting and printing prospectuses for regulatory purposes and for distribution to current shareholders, costs and expenses of shareholders and Trustee reports and meetings and any extraordinary expenses.

Distributor

Unified Financial Securities, Inc. (“Distributor”) is the Fund’s Distributor.

The Distributor offers Shares on a continuous, best-efforts basis and markets the Shares to institutions or to individuals, directly or through investment professionals. When the Distributor receives marketing fees and sales charges, it may pay some or all of them to investment professionals. The Distributor and its affiliates may pay out of their assets other amounts (including items of material value) to investment professionals for marketing and servicing Shares. From time to time, the Distributor, may pay out of its reasonable profits and other resources (including those of its affiliates) advertising, marketing and other expenses for the benefit of the Fund. The Distributor is a wholly-owned subsidiary of Huntington Bancshares, Incorporated.

FRONT-END SALES CHARGE REALLOWANCES

The Distributor receives a front-end sales charge on certain Share sales. The Distributor generally pays a portion of this charge to eligible financial intermediaries for sales of Fund shares and/or administrative services. The Distributor retains any portion not paid to a financial intermediary, and can make this available for marketing and sales-related activities and expenses, including those of the Advisor and its affiliates.

Rule 12b-1 Plan (Class A Shares)

As a compensation-type plan, the Rule 12b-1 Plan (the “Plan”) is designed to pay a financial intermediary (including the Distributor, the Advisor and their affiliates) for activities principally intended to result in the sale of Shares such as advertising and marketing of Shares (including printing and disseminating prospectuses and sales literature to prospective shareholders and financial intermediaries) and providing incentives to financial intermediaries to sell Shares.  The Plan is also designed to cover the cost of administrative services performed in conjunction with the sale of Shares, including, but not limited to, shareholder services, recordkeeping services and educational services, as well as the costs of implementing and operating the Plan.  In accordance with the Distribution Plan, the Distributor or the Funds may enter into agreements with financial intermediaries and dealers relating to distribution and/or marketing services with respect to the Class A Shares of the Fund.  The Distributor or the Fund may also enter into Rule 12b-1 related agreements with financial institutions (including fiduciaries, custodians for public funds, and investment advisers) to provide distribution related and other services with respect to Class A Shares.  The Plan is expected to benefit the Fund in a number of ways. For example, it is anticipated that the Plan will help the Fund attract and retain assets, thus providing cash for orderly portfolio management and Share redemptions and possibly helping to stabilize or reduce other operating expenses.

In addition, the Plan is integral to the multiple class structure of the Fund, which promotes the sale of Shares by providing a range of options to investors. The Fund’s service providers that receive asset-based fees also benefit from stable or increasing Fund assets.

The Fund may compensate a financial intermediary more or less than its actual marketing and administrative expenses. In no event will the Fund pay for any expenses of a financial intermediary that exceed the maximum Rule 12b-1 Plan fee.

For some classes of Shares, the maximum Rule 12b-1 Plan fee that can be paid in any one year may not be sufficient to cover the marketing-related expenses the financial intermediary has incurred. Therefore, it may take the financial intermediary a number of years to recoup these expenses.

SHAREHOLDER SERVICES

The Fund may pay a shareholder servicing fee of up to 0.25% of its average daily net assets to financial intermediaries, including the Distributor, the Advisor and their affiliates for providing shareholder services and maintaining shareholder accounts. The financial intermediary may select others to perform these services for their customers and may pay them fees.

ADDITIONAL PAYMENTS TO FINANCIAL INTERMEDIARIES

In addition to the Rule 12b-1 and/or shareholder services fees that the Fund may pay to financial intermediaries, the Distributor, the Advisor and their affiliates may pay out of their own resources and reasonable profits amounts (including items of material value) to certain financial intermediaries.  While Financial Industry Regulatory Authority (FINRA) regulations limit the sales charges that you may bear as a Fund shareholder, there are no limits with regard to the amounts that the Distributor, the Advisor and its affiliates may pay out of their own resources and reasonable profits.  You can ask your financial intermediary for information about any payments it receives from the Distributor, the Advisor and their affiliates for any service the financial intermediary provides.

The following examples illustrate the types of instances in which the Distributor, the Advisor and their affiliates may make additional payments to a financial intermediary.

SUPPLEMENTAL PAYMENTS

Financial intermediaries may be paid fees out of the assets of the Distributor, the Advisor and their affiliates (but not out of Fund assets).

Financial intermediaries may receive fees for providing distribution-related, recordkeeping or shareholder services such as sponsoring sales, providing sales literature, conducting training seminars for employees, and engineering sales-related computer software programs and systems. Also, financial intermediaries may be paid cash or promotional incentives, such as reimbursement of certain expenses relating to attendance at informational meetings about the Funds or other special events at recreational-type facilities, or items of material value. These payments will be based upon the amount of Shares the financial intermediary sells or may sell and/or upon the type and nature of sales or marketing support furnished by the financial intermediary.

Processing Support Payments

The Distributor, the Advisor and their affiliates may make payments to financial intermediaries that sell Fund Shares to help offset their costs associated with client account maintenance support, statement processing and transaction processing.  The types of payments that they may make under this category include: payment of ticket charges on a per transaction basis; payment of networking fees; and payment for ancillary services such as setting up funds on the financial intermediaries’ mutual fund trading system.

Retirement Plan Program Servicing Payments

The Distributor, the Advisor and their affiliates may make payments to certain financial intermediaries who sell Fund Shares through retirement plan programs.  A financial intermediary may perform retirement plan program services itself or may arrange with a third party to perform retirement plan program services.  In addition to participant recordkeeping, reporting, or transaction processing, retirement plan program services may include services rendered to a plan in connection with fund/investment selection and monitoring; employee enrollment and education; plan balance rollover or separation, or other similar services.

Other Benefits to Financial Intermediaries

From time to time, the Distributor, the Advisor and their affiliates, at their expense, may provide additional compensation to financial intermediaries that sell or arrange for the sale of Shares.  Such compensation may include financial assistance to financial intermediaries that enable the Distributor, the Advisor and their affiliates to participate in or present at conferences or seminars, sales or training programs for invited employees, client and investor events and other financial intermediary-sponsored events.

The Distributor, the Advisor and their affiliates also may hold or sponsor, at their expense, sales events, conferences and programs for employees or associated persons of financial intermediaries and may pay the travel and lodging expenses of attendees.  The Distributor, the Advisor and their affiliates also may provide, at their expense, meals and entertainment in conjunction with meetings with financial intermediaries.  Other compensation may be offered to the extent not prohibited by applicable laws, regulations or the rules of any self-regulatory agency, such as FINRA.

UNDERWRITING COMMISSIONS

No underwriting commissions are paid in connection with the sale of Fund Shares.

Custodians

The Huntington National Bank currently serves as custodian for the Fund. For its custody services, the Huntington National Bank receives an annual maximum fee of 0.026% calculated on the domestic assets in the Fund as of the last day of each month, plus out of pocket expenses. It also receives an annual surcharge of 0.005 of 1.00% calculated on the net non-domestic assets of the Fund as of the last day of each month. The Huntington National Bank is generally responsible as custodian for the safekeeping of Fund assets, including the acceptance or delivery of cash or securities where appropriate, registration of securities in the appropriate Fund name or the name of a nominee, and maintenance of bank accounts on behalf of the Fund. In addition, The Huntington National Bank is responsible as record keeper for the creation and maintenance of all Fund accounting records relating to custodian activities required by the 1940 Act.

Brown Brothers Harriman & Co. serves as the Fund’s sub-custodian.

Transfer Agent and Dividend Disbursing Agent

Unified serves as the transfer agent and dividend disbursing agent for the Trust.

Independent Registered Public Accounting Firm

Ernst & Young LLP is the independent registered public accounting firm for the Trust.

Legal Counsel

Sullivan & Worcester LLP, 1666 K Street, N.W., Washington, DC 20006, is counsel to the Trust and Independent Trustees and will pass upon the legality of the Shares offered hereby.

SHAREHOLDER RIGHTS

The Trust is an open-end management investment company, whose Declaration of Trust permits the Trust to offer separate series of Shares of beneficial interest, representing interests in separate portfolios of securities. The Shares in any one portfolio may be offered in two or more separate classes. As of the date of this SAI, the Trustees have established four classes of Shares, known as Class A Shares, Class B Shares, Institutional Shares, and Interfund Shares. Interfund Shares are offered only by the Money Market Fund. This Fund offers only Class A Shares and Institutional Shares.

Class A Shares and Institutional Shares of the Fund are fully transferable. Each class is entitled to dividends from the respective class assets of the Fund as declared by the Trustees, and if the Trust (or the Fund) were liquidated, the shareholders of each class would receive the net assets of the Fund attributable to each respective class.

All shareholders are entitled to one vote for each Share held on the record date for any action requiring a vote by the shareholders and a proportionate fractional vote for each fractional Share held. Shareholders of the Trust will vote in the aggregate and not by Fund or class except (i) as otherwise expressly required by law or when the Trustees determine that the matter to be voted upon affects only the interests of the shareholders of a particular Fund or class, or (ii) only holders of Class A Shares will be entitled to vote on matters submitted to shareholder vote with respect to the Rule 12b-1 Plan applicable to such class or classes.

The rights of shareholders cannot be modified without a majority vote.

The Trust is not required to hold annual meetings of shareholders for the purpose of electing Trustees except that (i) the Trust is required to hold a shareholder meeting for the election of Trustees at such time as less than a majority of the  Trustees holding office have been elected by shareholders and (ii) if, as a result of a vacancy on the Board, less than two-thirds of the Trustees holding office have been elected by the shareholders, that vacancy may only be filled by a vote of the shareholders. In addition, a Trustee may be removed from office by a written consent signed by the holders of Shares representing two-thirds of the outstanding Shares of the Trust at a meeting duly called for the purpose, which meeting must be held upon written request of not less than 10% of the outstanding Shares of the Trust. Upon written request by the holders of Shares representing 1% of the outstanding Shares of the Trust stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Trust will provide a list of shareholders or disseminate appropriate materials (at the expense of the requesting shareholders). Except as set forth above, a Trustee may continue to hold office and may appoint successor Trustees.

Shareholder inquiries regarding the Fund should be directed to the Trust, c/o Unified Fund Services, Inc., P.O. Box 6110, Indianapolis, IN 46206-6110.

Additional Information on Purchases, Exchanges and Redemptions

Class A Shares of the Fund may be purchased, exchanged or redeemed by contacting the Trust or your investment professional. Class A Shares may also be offered through other financial intermediaries.

Institutional Shares may be purchased only through fiduciary, advisory, agency and other similar accounts maintained by or on behalf of Huntington or its affiliates or correspondent banks as well as similar customers of third party financial institutions. Individuals who receive Institutional Shares as a result of a Trust distribution or similar transaction or by operation of law, will be permitted to retain such Shares, but may not purchase additional Institutional Shares, except by means of the reinvestment of dividends or distributions. Exchanges of Institutional Shares, if permitted by the account agreement, as well as redemptions of Institutional Shares, are made by contacting the Trust.

Telephone purchase, exchange or redemption requests may be recorded and will be binding upon an investor. Use of the telephone for exchanges or redemptions involves the possible risk of loss, since anyone providing the required information may be able to use the service without the shareholder's permission. If reasonable procedures are not followed by the Trust, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

In times of extreme economic or market conditions, shareholders may have difficulty making redemptions or exchanges by telephone. If a shareholder cannot make contact by telephone, redemption or exchange requests should be made in writing and sent by overnight mail to the Trust.

In connection with certain redemption or exchange requests, a shareholder may be required to obtain a signature guarantee for authentication purposes. Only New Technology Medallion imprints will be accepted as signature guarantees.

Other Purchase Information

Purchases of each class of Shares are made at NAV, plus (for Class A Shares only) any applicable sales charge. All purchases are subject to minimum purchase requirements, but these requirements may be waived by the Distributor. Payment for Class A Shares may not be made by third party check, and any checks drawn from a bank located outside the U.S. will result in a delay in processing until the check has cleared.

If at any time the right to purchase Shares is suspended, although no new purchases may be made, in some circumstances existing shareholders may be permitted to purchase additional Shares and have dividends reinvested.

Payment in Kind. In addition to payment by check, Shares of the Fund may be purchased by customers of the Advisor in exchange for securities held by an investor which are acceptable to the Fund. Investors interested in exchanging securities must first telephone Huntington at (800) 253-0412 for instructions regarding submission of a written description of the securities the investor wishes to exchange. Within five business days of the receipt of the written description, Huntington will advise the investor by telephone whether the securities to be exchanged are acceptable to the Fund whose Shares the investor desires to purchase and will instruct the investor regarding delivery of the securities. There is no charge for this review. Securities which have been accepted by the Fund must be delivered within five days following acceptance.

Securities accepted by the Fund are valued in the manner and on the days described in the section entitled "Determination of Net Asset Value" as of 4:00 p.m. (Eastern Time).

The value of the securities to be exchanged and of the Shares of the Fund may be higher or lower on the day Fund Shares are offered than on the date of receipt by Huntington of the written description of the securities to be exchanged. The basis of the exchange of such securities for Shares of the Fund will depend on the value of the securities and the NAV of Fund Shares next determined following acceptance on the day Fund Shares are offered. Securities to be exchanged must be accompanied by a transmittal form which is available from Huntington.

A gain or loss for federal income tax purposes may be realized by the investor upon the securities exchange depending upon the cost basis of the securities tendered. All interest, dividends, subscription or other rights with respect to accepted securities which go "ex" (the interval between the announcement and the payments of the next dividend or right) after the time of valuation become the property of the Fund and must be delivered to the Fund by the investor forthwith upon receipt from the issuer. Further, the investor must represent and agree that all securities offered to the Fund are not subject to any restrictions upon their sale by the Fund under the Securities Act of 1933, or otherwise.

Sales Charge Reductions/Waivers (Class A Shares). Class A Shares may be purchased without an initial sales charge by any investor who buys Class A Shares through an investment professional that does not accept a sales commission from the Fund’s Distributor. Investment professionals wishing to offer this sales charge waiver should call the Trust.  Also, sales charges applicable to purchases of Class A Shares may be reduced for certain investors or groups of investors who make larger investments. Investors wishing to take advantage of these sales charge reductions should call the Trust.

Reinstatement Privilege. Every shareholder has a one-time right, within 60 days of redeeming Class A Shares of the Fund, to reinvest the redemption proceeds at the next-determined NAV in Class A Shares without any sales charge. The investor must notify the Trust in writing of the reinvestment by the shareholder in order to eliminate a sales charge.

If the shareholder redeems Class A Shares and utilizes the reinstatement privilege, there may be tax consequences.

Other Exchange Information

Exchanges may only be made between funds having identical shareholder registrations. For any other exchanges you must obtain a New Technology Medallion Signature Guarantee.

Unless otherwise specified in writing, the existing registration and reinvestment options relating to the Fund being exchanged will be used for any new Fund accounts required to be opened in the exchange.

Exchanges will not be available for Shares purchased by check until the check has cleared.

Other Redemption Information

Redemptions of each class of Shares are made at NAV.

If a shareholder wishes to wire redemption proceeds to a bank other than the one previously designated, redemption may be delayed by as much as seven days. To change the name of the bank account to which redemption proceeds will be wired, a shareholder should send a written request (and, if necessary, with a New Technology Medallion Signature Guarantee) to the Trust, P.O. Box 6110, Indianapolis, IN 46206-6110.

Proceeds from the redemption of Shares purchased by check will not be available until the check has cleared.

Redemption in kind. Although the Fund intends to pay Share redemptions in cash, they reserve the right, as described below, to pay the redemption price in whole or in part by a distribution of the Fund’s portfolio securities.

Because the Fund has elected to be governed by Rule 18f-1 under the 1940 Act, the Fund is obligated to pay Share redemptions to any one shareholder in cash only up to the lesser of $250,000 or 1% of the net assets represented by such Share class during any 90-day period.

Any Share redemption payment greater than this amount will also be in cash unless the Fund determines that payment should be in kind. In such a case, the Fund will pay all or a portion of the remainder of the redemption in portfolio securities, valued in the same way as the Fund determines its NAV. The portfolio securities will be selected in a manner that the Fund’s Trustees deems fair and equitable and, to the extent available, such securities will be readily marketable.

Redemption in kind is not as liquid as a cash redemption. If redemption is made in kind, shareholders receiving the portfolio securities and selling them before their maturity could receive less than the redemption value of the securities and could incur certain transaction costs.

DETERMINATION OF NET ASSET VALUE

NAV is calculated as of the close of the NYSE every Monday through Friday that the NYSE is open except (i) days on which there are not sufficient changes in the value of the Fund's portfolio securities that its NAV might be materially affected; and (ii) days during which no Shares are tendered for redemption and no orders to purchase Shares are received.

Pursuant to Trustee-approved policies, the Trust relies on certain security pricing services to provide current market value of securities. Those security pricing services value equity securities (including foreign equity securities) traded on a securities exchange at the last reported sales price on the principal exchange. Equity securities quoted by NASDAQ are valued at the NASDAQ Official Closing Price. If there is no reported sale on the principal exchange and in the case of over-the-counter securities, equity securities are valued at a bid price estimated by the security pricing service. Foreign securities are subject to modification based on significant events. Except as noted above, debt securities traded on a national securities exchange or in the over-the-counter market are valued at the last reported sales price on the principal exchange. If there is no reported sale on the principal exchange, and for all other debt securities, including zero-coupon securities, debt securities are valued at a bid price estimated by the security pricing service. Foreign securities quoted in foreign currencies are translated in U.S. dollars at the foreign exchange rate in effect as of the close of the NYSE (generally 4:00 p.m., Eastern Time) on the day the value of the foreign security is determined. Option contracts are generally valued at the mean of the bid and asked price as reported on the highest-volume exchange (in terms of the number of option contracts traded for that issue) on which such options are traded. Short-term investments with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost. Investments in other open-end investment companies are valued at NAV. In certain limited circumstances such as when a security’s closing price versus the prior day’s closing price exceeds a defined variance tolerance, or when a security’s closing price is unchanged as compared to the prior day’s closing price, a financial intermediary’s good faith determination of the fair value of a security or option may be used instead of its current market value, even if the security’s market price is readily available. In cases where market prices for portfolio securities are not readily available, a Pricing Committee established and appointed by the Trustees determines in good faith, subject to Trust procedures, the fair value of portfolio securities held by the Fund.

TAXES

Federal Income Taxation

The Fund has elected to be treated, and intends to qualify each year, as a regulated investment company (a “RIC”) under Subchapter M of the Code. Qualification as a RIC requires, among other things, that the Fund:

(i)
derive in each taxable year at least 90% of its gross income from: (a) dividends, interest, payments with respect to certain securities loans, and gains from the sales or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currencies; and (b) net income derived from interests in certain publicly traded partnerships that are treated as partnerships for U.S. federal income tax purposes and that derive less than 90% of their gross income from the items described in (a) above (each a “Qualified Publicly Traded Partnership”); and

(ii)
diversify its holdings so that, at the end of each quarter of each taxable year: (a) at least 50% of the value of the Fund’s total assets is represented by (I) cash and cash items, U.S. government securities, the securities of other regulated investment companies and (II) other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Fund’s total assets is invested in the securities (other than U.S. government securities and the securities of other regulated investment companies) of (I) any one issuer, (II) any two or more issuers that the Fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or (III) any one or more Qualified Publicly Traded Partnerships.

As a RIC, the Fund will not be subject to federal income tax on its “net investment income” (i.e., its investment company taxable income, as that term is defined in the Code, determined without regard to the deduction for dividends paid) and “net capital gain” (the excess of the Fund’s net long-term capital gain over net short-term capital loss), if any, that it distributes in each taxable year to its shareholders, provided that it distributes at least 90% of the sum of its investment company taxable income for such taxable year and its net tax-exempt interest income for such taxable year. However, the Fund will be subject to federal corporate income tax (currently at a maximum rate of 35%) on any undistributed income other than tax-exempt income from Municipal Obligations and to alternative minimum tax (currently at a maximum rate of 20% for corporations such as the Fund) on alternative minimum taxable income.

If the Fund were to fail to qualify as a regulated investment company accorded special tax treatment in any taxable year, the Fund would be subject to tax on its income at corporate rates, and all distributions from earnings and profits, including any distribution of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. In addition, the Fund could be required to recognize net unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

If the Fund fails to distribute in a calendar year substantially all of its ordinary income for such year and substantially all of its net capital gains for the year ending October 31 (or later if the Fund is permitted so to elect and so elects), plus any retained amount from the prior year, the Fund will be subject to a 4% excise tax on the under-distributed amounts.
A dividend paid to shareholders by the Fund in January is generally deemed to have been paid by the Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year. The Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax, although there can be no assurance that it will be able to do so.

Fund distributions. Distributions from the Fund (other than exempt-interest dividends, as discussed below) will be taxable to shareholders as ordinary income to the extent derived from the Fund's investment income and net short-term gains. Distributions of net capital gains (that is, the excess of net gains from capital assets held more than one year over net losses from capital assets held by the Fund for not more than one year) will be taxable to shareholders as such, regardless of how long a shareholder has held the Shares in the Fund. Distributions are taxable to shareholders even if they are paid from income or gains earned by the Fund before a shareholder's investment (and thus were included in the price the shareholder paid).  Distributions from capital gains are generally made after applying any available capital loss carryovers.  Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares through the Dividend Reinvestment Plan.  Any gain resulting from the sale of exchange of Fund Shares generally will be taxable as capital gains.  Long-term capital gain rates have been temporarily reduced – in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets – through December 31, 2008.  For taxable years beginning on or before December 31, 2008, distributions of investment income properly designated by the Fund as derived from "qualified dividend income" are taxed at the rates applicable to long-term capital gains.  In order for some portion of the dividends received by the Fund shareholder to be "qualified dividend income," the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund's Shares.  Generally, dividends paid by REITs do not qualify for the lower tax rates that apply to certain other “qualified investment income.” A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 120-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 180-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the Unites States) or (b) treated as a foreign personal holding company, foreign investment company, or passive foreign investment company.

In general, distributions of investment income designated by the Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to the Fund's Shares.  Only qualified dividend income received by the Fund after December 31, 2002 is eligible for pass-through treatment.  If the aggregate qualified dividends received by the Fund during any taxable year are 95% or more of its gross income, then 100% of the Fund's dividends (other than properly designated capital gain dividends) will be eligible to be treated as qualified dividend income.  For this purpose, the only gain included in the term "gross income" is the excess of net short-term capital gain over net long-term capital loss.

Dividends of net investment income received by corporate shareholders of the Fund will qualify for the 70% dividends received deduction generally available to corporations to the extent of the amount of qualifying dividends received by the Fund from domestic corporations for the taxable year.  A dividend received by the Fund will not be treated as a qualifying dividend (1) if the stock on which the dividend is paid is considered to be "debt-financed" (generally, acquired with borrowed funds), (2) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 90-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 180-day period beginning 90 days before such date in the case of certain preferred stock) or (3) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property.  Moreover, the dividends received deduction may be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (2) by application of the Code.

Due to certain of the Fund's hedging and other investment activities, the net investment income calculated for accounting purposes and distributed to shareholders may in certain circumstances exceed or be less than the Fund's net tax exempt and taxable income. If the Fund distributes amounts in excess of the Fund's "earnings and profits" (which provide a measure of the Fund's dividend paying capacity for tax purposes), such excess distributions to shareholders will be treated as a return of capital to the extent of a shareholder's basis in his or her Shares, and thereafter as gain from the sale or exchange of a capital asset. A return of capital is not taxable to a shareholder but has the effect of reducing the shareholder's basis in the relevant Shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by a shareholder of his or her Shares. However, because the Fund's expenses attributable to earning tax exempt income do not reduce the Fund's current earnings and profits, a portion of any distribution in excess of the Fund's net tax exempt and taxable income may be considered paid out of the Fund's earnings and profits and may therefore be treated as a taxable dividend (even though that portion economically represents a return of the Fund's capital). Dividends and distributions on the Fund's Shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment.  Such distributions are likely to occur in respect of shares purchased at a time when the Fund's NAV reflects gains that are either unrealized, or realized but not distributed.

Exempt-interest dividends. The Fund will be qualified to pay exempt-interest dividends to its shareholders only if, at the close of each quarter of the Fund's taxable year, at least 50% of the total value of the Fund's assets consists of obligations the interest on which is exempt from federal income tax. Distributions that the Fund properly designates as exempt-interest dividends are treated as interest excludable from shareholders' gross income for federal income tax purposes but may be taxable for federal AMT purposes and for state and local purposes (see below). If the Fund intends to pay only exempt-interest dividends, the Fund may be limited in its ability to engage in such taxable transactions as forward commitments, repurchase agreements, financial futures, and options contracts on financial futures, tax-exempt bond indices, and other assets. Part or all of the interest on indebtedness, if any, incurred or continued by a shareholder to purchase or carry Shares of the Fund paying exempt-interest dividends is not deductible. The portion of interest that is not deductible is equal to the total interest paid or accrued on the indebtedness, multiplied by the percentage of the Fund's total distributions (not including distributions from net long-term capital gains) paid to the shareholder that are exempt-interest dividends. Under rules used by the Internal Revenue Service to determine when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase of Shares may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of Shares. In general, exempt-interest dividends, if any, attributable to interest received on certain private activity bonds and certain industrial development bonds will not be tax-exempt to any shareholders who are "substantial users" of the facilities financed by such bonds or who are "related persons" of such substantial users (within the meaning of Section 147(a) of the Code). Recipients of certain Social Security and Railroad Retirement benefits may have to take into account exempt-interest dividends from the Fund in determining the taxability of such benefits. Shareholders should consult their own tax advisor regarding the potential effect on them (if any) of any investment in the Fund. The Fund which is qualified to pay exempt-interest dividends will inform investors within 60 days of the Fund's fiscal year end of the percentage of its income distributions designated as tax-exempt. The percentage is applied uniformly to all distributions made during the year. The percentage of income designated as tax-exempt for any particular distribution may be substantially different from the percentage of the Fund's income that was tax-exempt during the period covered by the distribution.  The exemption from federal income tax for exempt-interest dividends does not necessarily result in exemption for such dividends under the income or other tax laws of any state or local authority, except as otherwise provided herein (see below).  You are advised to consult with your tax advisor about state and local tax matters.

Hedging transactions. Certain investment and hedging activities of the Fund, including transactions in options, futures contracts, straddles, forward contracts, foreign currencies, foreign securities, or other similar transactions, will be subject to special tax rules (including sale, mark-to-market, straddle, wash sale and short-sale rules). In a given case, these rules may accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's assets, convert long-term capital gains into short-term capital gains or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing, and character of the Fund's income and distributions to shareholders. Income earned as a result of these transactions would, in general, not be eligible for the dividends received deduction or for treatment as exempt-interest dividends when distributed to shareholders. The Fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interests of the Fund.

Certain of the Fund's hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income.  If the Fund's book income exceeds its taxable income the distribution (if any) of such excess will be treated as (i) a dividend to the extent of the Fund's remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter as a return of capital to the extent of the recipient's basis in the shares, and (iii) thereafter as gain from the sale or exchange of a capital asset.  If the Fund's book income in less than its taxable income, the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

Foreign currency-denominated securities and related hedging transactions. The Fund's transactions in foreign currency-denominated debt securities, certain foreign currency options, futures contracts, and forward contracts may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

Foreign Tax Credit. If more than 50% of the Fund's assets at year end consists of the stock or securities in foreign corporations, the Fund would qualify for and intends to make the election permitted under Section 853 of the Code so that shareholders will be able to claim a credit or deduction on their income tax returns for, and will be required to treat as part of the amount distributed to them, their pro rata portion of qualified taxes paid by the Fund to foreign countries (which taxes relate primarily to investment income). Shareholders who do not itemize on their federal income tax returns may claim a credit (but no deduction) for such foreign taxes. A shareholder's ability to claim such a foreign tax credit will be subject to certain limitations imposed by the Code, as a result of which shareholders may not get a full credit or deduction for the amount of foreign taxes so paid by the Fund. In particular, shareholders must hold their Fund shares (without protection from risk of loss) on the ex-dividend date and for at least 15 additional days during the 31-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a given dividend.  Shareholders who do not itemize on their federal income tax returns may claim a credit (but no deduction) for such foreign taxes.

Investment by the Fund in "passive foreign investment companies" could subject the Fund to a U.S. federal income tax or other charge on the proceeds from the sale of its investment in such a company; however, this tax can be avoided by making an election to mark such investments to market annually or to treat the passive foreign investment company as a "qualified electing Fund."

A "passive foreign investment company" is any foreign corporation:  (i) 75 percent or more of the income of which for the taxable year is passive income, or (ii) the average percentage of the assets of which (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50 percent.  Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gain over losses from certain property transactions and commodities transactions, and foreign currency gains.  Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business and certain income received from related persons. The Fund's investments in foreign securities may be subject to withholding taxes at the source on dividends or interest payments.

Sale or redemption of Shares. The sale, exchange or redemption of the Fund's Shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of Shares will be treated as long-term capital gain or loss if the Shares have been held for more than 12 months. Otherwise the gain or loss on the sale, exchange or redemption of the Fund's Shares will be treated as short-term capital gain or loss. However, if a shareholder sells Shares at a loss within six months of purchase, any loss will be disallowed for Federal income tax purposes to the extent of any exempt-interest dividends received on such Shares. In addition, any loss (not already disallowed as provided in the preceding sentence) realized upon a taxable disposition of Shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received by the shareholder with respect to the Shares. All or a portion of any loss realized upon a taxable disposition of the Fund's Shares will be disallowed if other Shares of the same Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased Shares will be adjusted to reflect the disallowed loss.

Backup Withholding.  In general, the Fund is required to withhold and remit to the U.S. Treasury a percentage of the proceeds of Share sales, exchanges, or redemptions made by and taxable dividends and other distributions paid to any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number (TIN), who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is a United States person and is not subject to such withholding. Pursuant to recently enacted tax legislation, the backup withholding tax rate is 28% for amounts paid through 2010. This legislation will expire and the backup withholding rate will be 31% for amounts paid after December 31, 2010, unless Congress enacts tax legislation providing otherwise.

The Service recently revised its regulations affecting the application to foreign investors of the back-up withholding and withholding tax rules described above.  In some circumstances, the new rules increase the certification and filing requirements imposed on foreign investors in order to qualify for exemption from the back-up withholding tax rates and for reduced withholding tax rates under income tax treaties. Foreign investors in the Fund should consult their tax advisors with respect to the potential application of these new regulations.

Securities issued or purchased at a discount.  The Fund’s investment in securities issued at a discount and certain other obligations will (and investments in securities purchased at a discount may) require the Fund to accrue and distribute income not yet received.  In order to generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio that it otherwise would have continued to hold.

Shares purchased through tax-qualified plans. Special tax rules apply to investments though defined contribution plans and other tax-qualified plans.  Shareholders should consult their tax adviser to determine the suitability of shares of the Fund as an investment through such plans and the precise effect of and investment on their particular tax situation.

Unrelated Business Taxable Income.  Under current law, the Fund generally serves to block unrelated business taxable income (“UBTI”) from being realized by its tax-exempt shareholders.  Notwithstanding the foregoing, a tax-exempt shareholder could realize UBTI by virtue of its investment in the Fund if either:  (1) the Fund invests in real estate investment trusts (“REITs”) that hold residual interests in real estate mortgage investment conduits (“REMICs”); or (2) shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).  If a charitable remainder trust (as defined in Code Section 664) realizes any UBTI for a taxable year, it will lose its tax-exempt status for the year.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting purchases of Shares of the Fund. No attempt is made to present a detailed explanation of the federal income tax treatment of the Fund or its shareholders, and this discussion is not intended as a substitute for careful tax planning. Accordingly, investors are urged to consult their tax advisors with specific reference to their own tax situation.

DIVIDENDS AND DISTRIBUTIONS

The Fund will declare and distribute dividends from net investment income of each class of Shares, if any, and will distribute its net realized capital gains, with respective to each class of Shares, if any, at least annually.

PERFORMANCE INFORMATION

From time to time the Trust may advertise the performance of one or more of the Fund. All data is based on past performance and is not intended to indicate future results. Performance of Institutional Shares, as compared to Class A Shares, will normally be higher because Class A Shares are subject to distribution (12b-1) fees.

Generally, the Fund will advertise average annual total returns.

ERV 1
Average Annual Return = ( ) n - 1
P

In accordance with SEC guidelines, the average annual total return for each class of Shares is calculated according to the following formula: where p = a hypothetical initial of $1,000; n = number of years; and ERV = ending redeemable value of the hypothetical $1,000 investment after the investment period.

In accordance with SEC guidelines, the yield for each class of Shares of the Fund is computed by dividing the net investment income per Share earned during the period by the maximum offering price per Share on the last day of the period, according to the following formula:

a - b
Yield = 2[ (      +1 ) (6) +1]
cd

Where a = dividends and interest earned during the period; b = expenses accrued for the period (net of reimbursements); c = the average daily number of shares outstanding during the period that were entitled to receive dividends; and d = the maximum offering price per share on the last day of the period.

In accordance with SEC guidelines, the tax-equivalent yield for each class of the Fund is computed by dividing the portion of the yield that is tax-exempt by 1 minus a stated income tax rate and adding the quotient to that portion, if any, of the yield that is not tax-exempt.

FINANCIAL STATEMENTS

The Fund’s fiscal year end is December 31. As the Fund’s first fiscal year will end on December 31, 2009, the Fund’s audited financial information is not available as of the date of this prospectus.

INVESTMENT RATINGS

The NRSROs that may be utilized by the Fund with regard to portfolio investments for the Fund include Moody's, S&P, Fitch, and A.M. Best. Set forth below is a description of the relevant ratings of each such NRSRO. The NRSROs that may be utilized by the Fund and the description of each NRSRO's ratings is as of the date of this SAI, and may subsequently change.

A.M. BEST LONG-TERM DEBT RATINGS
An A.M. Best Long-Term Debt Rating (issue credit rating) is an opinion as to the issuer’s ability to meet its financial obligations to security holders when due.  These ratings are assigned to debt and preferred stock issues.

aaa—Exceptional.  Assigned to issues where the issuer has, in A.M. Best’s opinion, an exceptional ability to meet the terms of the obligation.

aa—Very Strong.  Assigned to issues where the issuer has, in A.M. Best’s opinion, a very strong ability to meet the terms of the obligation.

a—Strong.  Assigned to issues where the issuer has, in A.M. Best’s opinion, a strong ability to meet the terms of the obligation.

bbb—Adequate.  Assigned to issues where the issuer has, in A.M. Best’s opinion, an adequate ability to meet the terms of the obligation; however, is more susceptible to changes in economic or other conditions.

Ratings from “aa” to “ccc” may be enhanced with a “+” (plus) or “-“ (minus) to indicate whether credit quality is near the top or bottom of a category.  A company’s Long-Term Credit Rating also may be assigned an Under Review modifier (“u”) that generally is event-driven (positive, negative or developing) and indicates that the company’s A.M. Best Rating opinion is under review and may be subject to near-term change.  Ratings prefixed with an (“i”) denote indicative ratings.  Ratings may also be assigned a Public Data modifier (“pd”) which indicates that a company does not subscribe to A.M. Best’s interactive rating process.

MOODY’S LONG-TERM DEBT RATINGS
Aaa-- Bonds and preferred stock which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa-- Bonds and preferred stock which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A-- Bonds and preferred stock which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

NR--Indicates that both the bonds and the obligor or credit enhancer are not currently rated by S&P or Moody’s with respect to short-term indebtedness. However, management considers them to be of comparable quality to securities rated A-1 or P-1.

NR(1)--The underlying issuer/obligor/guarantor has other outstanding debt rated AAA by S&P or Aaa by Moody’s.

NR(2)--The underlying issuer/obligor/guarantor has other outstanding debt rated AA by S&P or Aa by Moody’s.

NR(3)--The underlying issuer/obligor/guarantor has other outstanding debt rated A by S&P or Moody’s.

S&P LONG-TERM DEBT RATING DEFINITIONS
AAA--Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA--Very high credit quality. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A--High credit quality. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB--Good credit quality. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

BB--Speculative. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B--Highly speculative. 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C--High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A 'CC' rating indicates that default of some kind appears probable. 'C' ratings signal imminent default.

FITCH LONG-TERM DEBT RATING DEFINITIONS
AAA--Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA--Very high credit quality. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A--High credit quality. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB--Good credit quality. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

BB--Speculative. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B--Highly speculative. 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C--High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A 'CC' rating indicates that default of some kind appears probable. 'C' ratings signal imminent default.

MOODY’S COMMERCIAL PAPER RATINGS
Prime-1--Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structure with moderate reliance on debt and ample asset protection, broad margins in earning coverage of fixed financial charges and high internal cash generation, and well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2--Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

S&P SHORT-TERM MUNICIPAL OBLIGATION RATINGS
An S&P note rating reflects the liquidity concerns and market access risks unique to notes.
SP-1-- Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus sign (+) designation.
SP-2--Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

FITCH SHORT-TERM DEBT RATING DEFINITIONS
F-1--Indicates the strongest capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Under their national rating scale, this rating is assigned to the "best" credit risk relative to all others in the same country and is normally assigned to all financial commitments issued or guaranteed by the sovereign state. Where the credit risk is particularly strong, a "+" is added to the assigned rating.

F-2-- Indicates a satisfactory capacity for timely payment of financial commitments relative to other issuers or issues in the same country. However, the margin of safety is not as great as in the case of the higher ratings.

F-3--Indicates an adequate capacity for timely payment of financial commitments relative to other issuers or issues in the same country. However, such capacity is more susceptible to near-term adverse changes than for financial commitments in higher rated categories.

MOODY’S SHORT-TERM MUNICIPAL OBLIGATION RATINGS
Moody’s short-term ratings are designated Moody’s Investment Grade (MIG or VMIG). (See below.) The purpose of the MIG or VMIG ratings is to provide investors with a simple system by which the relative investment qualities of short-term obligations may be evaluated.

MIG1--This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad based access to the market for refinancing.

MIG2--This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

A.M. BEST LONG-TERM DEBT RATINGS
An A.M. Best Long-Term Debt Rating (issue credit rating) is an opinion as to the issuer’s ability to meet its financial obligations to security holders when due.  These ratings are assigned to debt and preferred stock issues.

aaa—Exceptional.  Assigned to issues where the issuer has, in A.M. Best’s opinion, an exceptional ability to meet the terms of the obligation.

aa—Very Strong.  Assigned to issues where the issuer has, in A.M. Best’s opinion, a very strong ability to meet the terms of the obligation.

a—Strong.  Assigned to issues where the issuer has, in A.M. Best’s opinion, a strong ability to meet the terms of the obligation.

bbb—Adequate.  Assigned to issues where the issuer has, in A.M. Best’s opinion, an adequate ability to meet the terms of the obligation; however, is more susceptible to changes in economic or other conditions.

bb—Speculative.  Assigned to issues where the issuer has, in A.M. Best’s opinion, speculative credit characteristics, generally due to a moderate margin of principal and interest payment protection and vulnerability to economic changes.  .

b—Very Speculative.  Assigned to issues where the issuer has, in A.M. Best’s opinion, very speculative credit characteristics, generally due to a modest margin of principal and interest payment protection and extreme vulnerability to economic changes.  .

ccc, cc, c—Extremely Speculative.  Assigned to issues where the issuer has, in A.M. Best’s opinion, extremely speculative credit characteristics, generally due to a minimal margin of principal and interest payment protection and/or limited ability to withstand adverse changes in economic or other conditions.

d—In Default.  In default on payment of principal, interest or other terms and conditions.  The rating also is utilized when a bankruptcy petition, or similar action, has been filed.

Ratings from “aa” to “ccc” may be enhanced with a “+” (plus) or “-“ (minus) to indicate whether credit quality is near the top or bottom of a category.  A company’s Long-Term Credit Rating also may be assigned an Under Review modifier (“u”) that generally is event-driven (positive, negative or developing) and indicates that the company’s A.M. Best Rating opinion is under review and may be subject to near-term change.  Ratings prefixed with an (“i”) denote indicative ratings.  Ratings may also be assigned a Public Data modifier (“pd”) which indicates that a company does not subscribe to A.M. Best’s interactive rating process.

A.M. BEST SHORT-TERM DEBT RATINGS
An A.M. Best Short-Term Debt Rating (issue credit rating) is an opinion as to the issuer’s ability to meet its obligations having maturities generally less than one year, such as commercial paper.

AMB-1+ —Strongest.  Assigned to issues where the issuer has, in A.M. Best’s opinion, the strongest ability to repay short-term debt obligations.

AMB-1 —Outstanding.  Assigned to issues where the issuer has, in A.M. Best’s opinion, an outstanding ability to repay short-term debt obligations.

AMB-2 —Satisfactory.  Assigned to issues where the issuer has, in A.M. Best’s opinion, a satisfactory ability to repay short-term debt obligations.

AMB-3 —Adequate.  Assigned to issues where the issuer has, in A.M. Best’s opinion, an adequate ability to repay short-term debt obligations; however, adverse economic conditions will likely lead to a reduced capacity to meet its financial commitments on short-term debt obligations.

AMB-4 —Speculative.  Assigned to issues where the issuer has, in A.M. Best’s opinion, speculative credit characteristics and is vulnerable to economic or other external changes, which could have a marked impact on the company’s ability to meet its commitments on short-term debt obligations.

d—In Default.  In default on payment of principal, interest or other terms and conditions.  The rating also is utilized when a bankruptcy petition, or similar action, has been filed.

A company’s Short-Term Credit Rating also may be assigned an Under Review modifier (“u”) that generally is event-driven (positive, negative or developing) and indicates that the company’s A.M. Best Rating opinion is under review and may be subject to near-term change.  Ratings prefixed with an (“i”) denote indicative ratings.

A.M. BEST RATING OUTLOOK
A.M. Best Credit Ratings (aaa to c) are assigned a Rating Outlook that indicates the potential direction of a company’s rating for an intermediate period, generally defined as the next 12 to 36 months.  Public Data Ratings are not assigned an Outlook.  Ratings Outlooks are as follows:

Positive—Indicates a company’s financial/market trends are favorable, relative to its current rating level, and if continued, the company has a good possibility of having its rating upgraded.

Negative—Indicates a company is experiencing unfavorable financial/market trends, relative to its current rating level, and if continued, the company has a good possibility of having its rating downgraded.

Stable—Indicates a company is experiencing stable financial/market trends and that there is a low likelihood that its rating will change in the near term.

APPENDIX

The following is a list of persons other than the Advisor and affiliates of the Advisor that may receive nonpublic portfolio holdings information concerning the Fund:

Custodian
The Huntington National Bank

Sub-custodian
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Legal Counsel

Reed Smith LLP

Sullivan & Worcester LLP

Service Providers
Abel/Noser Corp.
Bondedge
Bonds Direct
Citi Fund Services Ohio, Inc.
Citigroup Global Markets Inc.
FactSet
Investment Scorecard Inc.
KeyBanc Capital Markets (McDonald Inc.)
Mesirow Financial Inc.
RBC Dain Rauscher Inc.
SunGard
Wilshire Associates, Inc.

Security Pricing Services
Interactive Data Corporation
Bloomberg

Proxy Voting Services
RiskMetrics
Broadridge Financial Solutions, Inc.

Ratings Agencies
Duff & Phelps
Fitch Ratings
Moody’s
S&P
Thomson BankWatch, Inc.

Performance Reporting/Publications
Bloomberg
Lipper
McGraw-Hill
Morningstar
S&P
Vickers

ADDRESSES

The Huntington Funds 2960 N. Meridian Street Suite 300 Attn: Huntington Funds Officer Indianapolis, IN 46208
Distributor Unified Financial Securities, Inc. 2960 N. Meridian Street Suite 300 Attn: Huntington Funds Officer Indianapolis, IN 46208	Sub-Custodian Brown Brothers Harriman & Co. 40 Water Street Boston, MA 02109
Investment Advisor Huntington Asset Advisors, Inc. 41 South High Street Columbus, OH 43287	Transfer Agent and Dividend Disbursing Agent Unified Fund Services, Inc. P.O. Box 6110 Indianapolis, IN 46206-6110
Custodian, Administrator and Fund Accountant The Huntington National Bank 41 South High Street Columbus, OH 43287	Independent Registered Public Accounting Firm Ernst & Young LLP 1100 Huntington Center 41 South High Street Columbus, OH 43215
Sub-Administrator Unified Fund Services, Inc. P.O. Box 6110 Indianapolis, IN 46206-6110	Sub-Fund Accountant Citi Fund Services Ohio, Inc. 3435 Stelzer Road Columbus, OH 43219

Cusip 446327116
Cusip 446327124